As filed with the Securities and Exchange Commission on September 18, 2003
                                                              File No. 333-86921
                                                                       811-04721
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
       Pre-Effective Amendment No.                                           [ ]
       Post-Effective Amendment No.  11                                      |X|
                                    ----


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
       Amendment No.  5                                                      [X]
                     ---
                        (Check appropriate box or boxes.)

                              --------------------


                  Phoenix Life Variable Universal Life Account

                           (Exact Name of Registrant)

                              --------------------


                         Phoenix Life Insurance Company

                               (Name of Depositor)

                              --------------------

               One American Row, Hartford, Connecticut 06102-5056
         (Address of Depositor's Principal Executive Offices) (Zip Code)
                                 (800) 447-4312
               (Depositor's Telephone Number, including Area Code)

                              --------------------

                              John R. Flores, Esq.
                         Phoenix Life Insurance Company
                                One American Row
                             Hartford, CT 06102-5056
                     (Name and Address of Agent for Service)


                              --------------------

     It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on September 22, 2003 pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on _____________ pursuant to paragraph (a)(1) of Rule 485

     If appropriate, check the following box:
     [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                              --------------------

================================================================================

                        Version A Phoenix Corporate Edge
                   and Version B Phoenix Executive Benefit-VUL
                       are not being updated at this time.

                              PHOENIX EXECUTIVE VUL                  [Version C]
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY

PROSPECTUS                                                    SEPTEMBER 22, 2003


Phoenix Executive VUL is a flexible premium variable universal life insurance policy that can provide lifetime insurance protection on the life of one person. We will pay the death benefit when the insured person dies. You may allocate policy value to one or more of the subaccounts of the Phoenix Life Variable Universal Life Account. The subaccounts purchase shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
  [diamond] Phoenix-Aberdeen International Series
  [diamond] Phoenix-AIM Mid-Cap Equity Series
  [diamond] Phoenix-Alliance/Bernstein Enhanced Index Series [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
  [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Goodwin Money Market Series
  [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Goodwin Multi-Sector Short Term Bond Series [diamond] Phoenix-Hollister Value Equity Series
  [diamond] Phoenix-Janus Flexible Income Series
  [diamond] Phoenix-Kayne Large-Cap Core Series
  [diamond] Phoenix-Kayne Small-Cap Quality Value Series [diamond] Phoenix-Lazard International Equity Select Series [diamond] Phoenix-Lazard Small-Cap Value Series
  [diamond] Phoenix-Lazard U.S. Multi-Cap Series
  [diamond] Phoenix-Lord Abbett Bond-Debenture Series
  [diamond] Phoenix-Lord Abbett Large-Cap Value Series
  [diamond] Phoenix-Lord Abbett Mid-Cap Value Series
  [diamond] Phoenix-MFS Investors Growth Stock Series
  [diamond] Phoenix-MFS Investors Trust Series
  [diamond] Phoenix-MFS Value Series
  [diamond] Phoenix-Northern Dow 30 Series
  [diamond] Phoenix-Northern Nasdaq-100 Index(R) Series
  [diamond] Phoenix-Oakhurst Growth and Income Series
  [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
  [diamond] Phoenix-Seneca Strategic Theme Series
  [diamond] Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
  [diamond] AIM V.I. Capital Appreciation Fund
  [diamond] AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
  [diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
  [diamond] Federated Fund for U.S. Government Securities II
  [diamond] Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
  [diamond] VIP Contrafund(R) Portfolio
  [diamond] VIP Growth Opportunities Portfolio
  [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
  [diamond] Mutual Shares Securities Fund
  [diamond] Templeton Foreign Securities Fund
  [diamond] Templeton Growth Securities Fund

THE RYDEX VARIABLE TRUST
------------------------
  [diamond] Rydex Variable Trust Juno Fund
  [diamond] Rydex Variable Trust Nova Fund
  [diamond] Rydex Variable Trust Sector Rotation Fund

SCUDDER INVESTMENT VIT FUNDS - CLASS A
--------------------------------------
  [diamond] Scudder VIT EAFE(R) Equity Index Fund
  [diamond] Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
  [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
  [diamond] Wanger Foreign Forty
  [diamond] Wanger International Small Cap
  [diamond] Wanger Twenty
  [diamond] Wanger U.S. Smaller Companies

-----------------------------------------------------------------------------------------------------------------
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:                  [envelope] COLI ADMINISTRATION UNIT
                                                                             One American Row
                                                                             Hartford, Connecticut  06102
                                                                             860.403.6013
                                                                  OR
                                                                  [envelope] PHOENIX COLI CUSTOMER SERVICE CENTER
                                                                             c/o Andesa TPA, Inc.
                                                                             1605 N Cedar Crest Blvd. Suite 502
                                                                             Allentown, PA  18104
                                                                             610.439.5256

SUBMIT ADDITIONAL PREMIUM PAYMENTS TO:                                       VUL COLI UNIT
                                                                             100 Bright Meadow Blvd, Accounting 2E101
                                                                             Enfield, CT 06082

It may not be in your best interest to buy this policy in exchange for an existing life insurance policy or annuity contract. It is important for you to understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You should also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured nor endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------
     Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

Heading                                                                     Page
--------------------------------------------------------------------------------
RISK/BENEFIT SUMMARY .....................................................     4
  Policy Benefits ........................................................     4
  Policy Risks ...........................................................     4
FEE TABLES ...............................................................     6
  Transaction Fees........................................................     6
  Periodic Charges Other than Fund Operation Expense......................     7
  Minimum and Maximum Fund Operating Expenses.............................     8
  Annual Fund Expenses ...................................................     9
PHOENIX LIFE INSURANCE COMPANY ...........................................    11
THE PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
   (THE "ACCOUNT") .......................................................    11
  Performance History ....................................................    11
VOTING RIGHTS ............................................................    11
THE GUARANTEED INTEREST ACCOUNT ..........................................    11
CHARGES AND DEDUCTIONS....................................................    12
  General ................................................................    12
  Charges Deducted from Premium Payments .................................    12
  Periodic Charges .......................................................    12
  Conditional Charges ....................................................    13
  Other Charges ..........................................................    13
  Charge Reductions ......................................................    13
THE POLICY ...............................................................    13
  Contract Rights: Owner, Insured, Beneficiary ...........................    13
  Contract Limitations....................................................    14
  Purchasing a Policy.....................................................    14
GENERAL ..................................................................    15
  Postponement of Payments ...............................................    15
  Optional Insurance Benefits ............................................    15
  Surrenders..............................................................    16
  Death Benefit ..........................................................    16
PAYMENT OF PROCEEDS ......................................................    16
  Surrender and Death Benefit Proceeds ...................................    16
  Payment Amount .........................................................    17
  Payment Options ........................................................    17
  Transfer of Policy Value................................................    17
  Loans...................................................................    18
  Lapse...................................................................    19
FEDERAL INCOME TAX CONSIDERATIONS ........................................    19
  Modified Endowment Contracts ...........................................    19
FINANCIAL STATEMENTS......................................................    20
APPENDIX A INVESTMENT OPTIONS.............................................   A-1
   Investment Type........................................................   A-1
   Investment Advisors....................................................   A-2
   Investment Subadvisors.................................................   A-3

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------
This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.


This prospectus is a disclosure document which summarizes your rights under the insurance product that you are purchasing. As with any summary it may differ in certain instances from the underlying insurance contract. You should read your insurance contract carefully.




POLICY BENEFITS

DEATH BENEFITS
Phoenix Executive VUL is a flexible premium variable universal life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary when the person insured under the policy dies.

Your policy has a minimum death benefit, as described in "The Policy" section. You will choose a death benefit option when you apply for a policy that will apply if it is greater than the minimum death benefit:

[diamond] Death Benefit Option 1 is the policy's face amount as of the date of death.

[diamond] Death Benefit Option 2 is equal to the policy's face amount as of the date of death plus the policy value.

[diamond] Death Benefit Option 3 is equal to the policy's face amount as of the date of death plus the lesser of:
          o the Option 3 Maximum Increase amount you choose when you apply for the policy; or
          o the sum of all premiums minus withdrawals and any applicable interest accrued at the Option 3 Interest Rate you choose when you apply for the policy.

You may change between Death Benefit Options 1 and 2 by submitting a written request. You may change from Death Benefit Option 3 to Death Benefit Option 1; however, you may not change to Death Benefit Option 3.

You may also purchase additional term insurance under the Term Rider if it is available in your state.

LOANS, SURRENDERS AND WITHDRAWALS
[diamond] Generally, you may take loans against 90% of your policy's value less any outstanding debt.

[diamond] You may withdraw part of the policy's cash surrender value at any time, subject to a minimum withdrawal amount of $500. We reserve the right to deduct a partial withdrawal fee.

[diamond] You may fully surrender this policy anytime for its cash surrender value.

POLICY AVAILABILITY
The policy will be issued on a "case" basis. A case usually has a sponsor, and usually contains multiple policies, though we may consider one person and one policy a case. You may exercise your ownership rights under the policy through the sponsoring organization or employer. Should your relationship with the sponsor end, you may then exercise your policy rights directly with us.

FLEXIBLE PREMIUMS
The only premiums you must pay are the issue premium and any payments required to prevent policy lapse.

UNDERWRITING OPTIONS
We offer three types of underwriting:

[diamond] Full Underwriting; or
[diamond] Simplified Issue Underwriting; or
[diamond] Guaranteed Issue Underwriting.

The type of underwriting will have an effect on the Cost of Insurance charges we deduct from your policy value.

OPTIONAL INSURANCE BENEFITS (RIDERS)
The following benefits may be available to you by rider:

[diamond] Term Insurance
[diamond] Enhanced Surrender Value
[diamond] Variable Policy Exchange Option

Availability of these riders depends upon state approval and may involve extra cost. Additional restrictions apply to the Enhanced Surrender Value Rider.

YOUR RIGHT TO CANCEL THE POLICY
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us before the later of: 10 days after you take delivery of the policy; within 10 days after you take delivery of your Notice of Right to Cancel, or within 45 days of signing the application.

POLICY RISKS

VARIATIONS
The policy is subject to laws and regulations in every state where it is sold and the terms of the policy may vary from state to state.

SUITABILITY RISK
Variable life insurance is designed for long-term financial planning, and the policy is not suitable as a short-term investment. We deduct a premium expense charge from premium payments that reduces the value available for withdrawal. Therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of your policy value during the first few policy years.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Phoenix Life Variable Universal Life Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan, a full surrender or a partial withdrawal from the policy could result in recognition of income for tax purposes.

RISK OF LAPSE
Your policy will remain in force as long as the policy value, less any outstanding debt, is enough to pay the monthly charges incurred under the policy. If the policy value, less any outstanding debt, is no longer sufficient to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK
A comprehensive discussion of the risks of each fund purchased by a subaccount of the Phoenix Life Variable Universal Life Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY.


THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, WITHDRAW CASH FROM THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.



                                                          TRANSACTION FEES

------------------------------------------------------------------------------------------------------------------------------------
              CHARGE                        WHEN DEDUCTED                                  AMOUNT WE DEDUCT
----------------------------------- ------------------------------- ----------------------------------------------------------------
 PREMIUM EXPENSE CHARGE              Upon premium payment            The maximum we will ever charge is 15.00% of each premium
                                                                     payment(1).
----------------------------------- ------------------------------- ----------------------------------------------------------------
 SURRENDER CHARGE                    Not Applicable                  We do not charge you if you surrender your policy for its cash surrender value.
----------------------------------- ------------------------------- ----------------------------------------------------------------
 PARTIAL WITHDRAWAL FEE              Upon Partial Withdrawal.        We currently do not charge for partial withdrawals, but we reserve the right to deduct the lesser of $25 or 2.00%
                                                                     of the partial withdrawal amount paid.
 ---------------------------------- ------------------------------- ---------------------------------------------------------------
 TRANSFER CHARGE                     Upon Transfer                   We currently do not charge for transfers between investment options, but we reserve the right to charge up to $10 per
                                                                     transfer.(2)
------------------------------------------------------------------------------------------------------------------------------------

(1) In policy years 1 through 7, we currently deduct 10.00% from each premium payment up to the Target Annual Premium and 3.00% of premiums paid in excess of the Target Annual Premium. Beginning in policy year 8, we currently deduct 3.00% of premiums paid and we will never deduct more than 10.00% of premiums paid. The Target Annual Premium will be disclosed before we issue the policy and will depend on specifics of the life to be insured (e.g. age, gender, risk classification), the type of underwriting, and the face amount of the policy.
(2) If we impose a transfer charge, the minimum number of transfers we allow per policy year without charge may vary by state, but will be no fewer than 2 per policy year.


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.


                                         PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
           CHARGE                    WHEN DEDUCTED                                    AMOUNT DEDUCTED
------------------------------ ---------------------------- -----------------------------------------------------------------------
  COST OF INSURANCE(1)          On policy date and monthly   This charge is based on the "net amount at risk." The "net amount at
                                on each monthly              risk" is the current death benefit minus the policy value.
                                calculation date

   Minimum and Maximum          ......................       0.02% to 31.97% of the net amount at risk per year.

   Example for a male age       ......................       0.10% of the net amount at risk in policy year 1.
   50 in the nonsmoker
   underwriting class for a
   fully underwritten policy.
 ---------------------------- ---------------------------- ------------------------------------------------------------------------
  MONTHLY ADMINISTRATIVE        On policy date and monthly   We charge up to a maximum of $10.00 per month(2).
  CHARGE                        on each monthly
                                calculation date
 ----------------------------- ---------------------------- -----------------------------------------------------------------------
  MORTALITY AND EXPENSE RISK    On policy date and monthly   The maximum we charge is 0.08% (0.90% on an annual basis) of the
  FEE(3)                        on each monthly              policy value in the subaccounts of the Account on the monthly
                                calculation date             calculation date.
 ----------------------------- ---------------------------- -----------------------------------------------------------------------
  LOAN INTEREST CHARGED(4)      Interest accrues daily and   The maximum net annual cost to the policy is 2.00% of the loan
                                is due on each policy        balance.
                                anniversary.
 ----------------------------- ---------------------------- -----------------------------------------------------------------------
  DAILY TAX FEE                 When we become liable        We currently do not charge for taxes, however we reserve the right to
                                for taxes.                   charge the approximate amount of taxes and reserves for taxes on investment income and realized and unrealized capital gains and any other amount as may be assessed as a result of a change in any tax laws.
-----------------------------------------------------------------------------------------------------------------------------------
                                                     OPTIONAL INSURANCE FEATURES
-----------------------------------------------------------------------------------------------------------------------------------
  TERM RIDER(1)                 Monthly on each monthly      This charge is based on the net amount at risk attributable to the
                                calculation date             rider face amount.

   Minimum and Maximum          ......................       0.02% to 31.97% of the net amount at risk attributable to the Rider face amount.

   Example for a male age       ......................       0.10% of the net amount at risk attributable to the rider face amount
   50 in the nonsmoker                                       in policy year 1.
   underwriting class for a
   fully underwritten policy.
------------------------------ ---------------------------- -----------------------------------------------------------------------
  ENHANCED SURRENDER VALUE      We do not charge for this    We will automatically attach this Rider at issue to all policies that
  RIDER                         Rider. Additional            are part of a qualifying case. We describe this Rider later under
                                restrictions apply.          "Optional Insurance Benefits (Riders)."
------------------------------ ---------------------------- -----------------------------------------------------------------------
  VARIABLE POLICY EXCHANGE      We do not charge for this    We describe this Rider later under "Optional Insurance Benefits
  OPTION RIDER                  Rider.                       (Riders)."
------------------------------ ---------------------------- -----------------------------------------------------------------------

 (1) These charges vary according to age, gender, underwriting class, policy year and net amount at risk. The charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed charges applicable to your policy. More detailed information concerning these charges is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and underwriting class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
 (2) We currently charge $5.00 per month for all policies.
 (3) We currently deduct a fee of 0.04% of policy value allocated to the subaccounts each month during the first 10 policy years (equal to 0.50% annually), and 0.02% of the value allocated to the subaccounts each month beginning in the 11th policy year (equal to 0.25% annually). We do not deduct this fee from amounts allocated to the Guaranteed Interest Account.
 (4) We charge loan interest of up to 8.00% of the outstanding loan but we credit the loaned portion of the Guaranteed Interest Account in order that the maximum possible difference between the rate we charge and the rate we credit is 2.00%. At our current rates the cost to the policy is 1.00% of the outstanding loan balance annually during the first 10 policy years and 0.00% thereafter. We provide more information on rates in the "Charges and Deductions" section and in the "Loans" section.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                   MINIMUM AND MAXIMUM FUND OPERATING EXPENSES

                                                     Minimum             Maximum

Total Annual Fund Operating Expenses(1)               0.32%       -       22.60%
(expenses that are deducted from a fund's assets, including management fees, distribution and/or 12b-1 fees, and other expenses)
(1) See the following table for the total and net fund operating expenses for each available investment portfolio.

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/02)

------------------------------------------------------------------------------------------------------------------------------
                                                                        Rule
                                                      Investment        12b-1      Other Operating       Total Annual Fund
                     Series                         Management Fee      Fees          Expenses               Expenses
------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                          0.75%           N/A            0.30% (5)               1.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                              0.85%           N/A            2.58% (3)               3.43%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index               0.45%           N/A            0.28% (2)               0.73%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value               0.85%           N/A            2.91% (3)               3.76%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities            0.75%           N/A            0.37% (4)               1.12%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                         0.65%           N/A            0.10% (3)               0.75%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                 0.90%           N/A            1.32% (4)               2.22%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                            0.40%           N/A            0.16% (3)               0.56%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income               0.50%           N/A            0.19% (3)               0.69%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Fund       0.50%(7)        N/A            0.45% (2)               0.95%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                          0.70%           N/A            0.31% (3)               1.01%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                           0.80%           N/A            0.54% (3)               1.34%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core (6)                        0.70%           N/A           13.62% (1)              14.32%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value (6)               0.90%           N/A           21.70% (1)              22.60%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select (6)          0.90%           N/A            9.36% (1)              10.26%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value (6)                      0.90%           N/A            5.26% (1)               6.16%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap (6)                       0.80%           N/A            7.34% (1)               8.14%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture (6)                  0.75%           N/A            6.28% (1)               7.03%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value (6)                 0.75%           N/A            8.51% (1)               9.26%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value (6)                   0.85%           N/A            9.20% (1)              10.05%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                      0.75%           N/A            0.23% (3)               0.98%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                             0.75%           N/A            4.73% (3)               5.48%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                       0.75%           N/A            1.84% (3)               2.59%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                 0.35%           N/A            0.76% (3)               1.11%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                    0.35%           N/A            2.37% (3)               2.72%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                      0.70%           N/A            0.25% (3)               0.95%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                   0.58%           N/A            0.12% (3)               0.70%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                  0.90%           N/A            1.67% (3)               2.57%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                 1.05%           N/A            0.35% (3)               1.40%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value               1.05%           N/A            0.59% (3)               1.64%(8)
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                           0.80%           N/A            0.34% (4)               1.14%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                          0.75%           N/A            0.25% (4)               1.00%
------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth          0.85%           N/A            8.48% (1)               9.33%(8)
------------------------------------------------------------------------------------------------------------------------------

(1) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed .15% of the series' average net assets.
(2) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed .20% of the series' average net assets.
(3) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed .25% of the series' average net assets.
(4) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed .35% of the series' average net assets.
(5) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed .40% of the series' average net assets.
(6) This series has been in existence for less than 1 year. The series' operating expense has been annualized based on actual operating expenses for the period ended December 31, 2002.
(7) The advisor voluntarily agreed to waive this series' investment management fee through May 31, 2004. The series' other operating expenses have been annualized based on estimated operating expenses for the current fiscal year.
(8) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                          Net Annual                                                      Net Annual
                                                          ----------                                                      ----------
                                          Reimbursements     Fund                                          Reimbursements    Fund
                                          --------------     ----                                          --------------    ----
Series                                      & Waivers      Expenses  Series                                  & Waivers     Expenses
------                                      ---------      --------  ------                                  ---------     --------
Phoenix-AIM Mid-Cap Equity                    (2.33%)        1.10%   Phoenix-Lazard U.S. Multi-Cap            (7.19%)       0.95%
Phoenix-Alliance/Bernstein Enhanced Index     (0.08%)        0.65%   Phoenix-Lord Abbett Bond-Debenture       (6.13%)       0.90%
Phoenix-Alliance/Bernstein Growth + Value     (2.66%)        1.10%   Phoenix-Lord Abbett Large-Cap Value      (8.36%)       0.90%
Phoenix-Duff & Phelps Real Estate Securities  (0.02%)        1.10%   Phoenix-Lord Abbett Mid-Cap Value        (9.05%)       1.00%
Phoenix-Engemann Small & Mid-Cap Growth       (0.97%)        1.25%   Phoenix-MFS Investors Trust              (4.48%)       1.00%
Phoenix-Goodwin Multi-Sector Short Term Bond  (0.75%)        0.20%   Phoenix-MFS Value                        (1.59%)       1.00%
Phoenix-Hollister Value Equity                (0.06%)        0.95%   Phoenix-Northern Dow 30                  (0.51%)       0.60%
Phoenix-Janus Flexible Income                 (0.29%)        1.05%   Phoenix-Northern Nasdaq-100 Index(R)     (2.12%)       0.60%
Phoenix-Kayne Large-Cap Core                 (13.47%)        0.85%   Phoenix-Sanford Bernstein Global Value   (1.42%)       1.15%
Phoenix-Kayne Small-Cap Quality Value        (21.55%)        1.05%   Phoenix-Sanford Bernstein Mid-Cap Value  (0.10%)       1.30%
Phoenix-Lazard International Equity Select    (9.21%)        1.05%   Phoenix-Sanford Bernstein
Phoenix-Lazard Small-Cap Value                (5.11%)        1.05%     Small-Cap Value                        (0.34%)       1.30%
                                                                     Phoenix-State Street Research
                                                                       Small-Cap Growth                       (8.33%)       1.00%

                  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Net Annual
                                                                  Rule                                              Fund Expenses
                                                   Investment  12b-1 or      Other                                      After
                                                   Management   Service    Operating   Total Annual  Reimbursements Reimbursements
                     Series                           Fee         Fees     Expenses   Fund Expenses    & Waivers      & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%        N/A        0.24%        0.85%         (0.00%)        0.85%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                         0.61%        N/A        0.24%        0.85%         (0.00%)        0.85%
----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%        N/A        0.11%        0.96%         (0.00%)        0.96%
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%       0.25% (1)   0.12%        0.97%            --            --(10)
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares  0.60%       0.25% (1)   0.17%        1.02%            --            --(10)
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio (2)                      0.58%       0.10%       0.10%        0.78%            --            --(10)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio (2)               0.58%       0.10%       0.12%        0.80%            --            --(10)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio (2)                             0.58%       0.10%       0.09%        0.77%            --            --(10)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60% (3)   0.25%       0.21%        1.06%         (0.01%)        1.05%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund         1.25%       0.25%       0.33%        1.83%         (0.00%)        1.83%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    0.70% (3)   0.25%       0.20%        1.15%         (0.02%)        1.13%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund               0.62% (3)   0.25%       0.21%        1.08%         (0.02%)        1.06%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund (4)                 0.81%       0.25%       0.06%        1.12%         (0.00%)        1.12%
----------------------------------------------------------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                       0.90%        N/A        0.85% (9)    1.75%         (0.00%)        1.75%
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                       0.75%        N/A        0.97%        1.72%         (0.00%)        1.72%
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund            0.90%        N/A        0.79%        1.69%         (0.00%)        1.69%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENT VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (5)            0.45%        N/A        0.47%        0.92%         (0.27%)        0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund (6)                0.20%        N/A        0.12%        0.32%         (0.02%)        0.30%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio (7)                             0.80%        N/A        0.49%        1.29%            --            --(10)
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (8)                             1.00%        N/A        0.55%        1.55%         (0.10%)        1.45%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       1.24%        N/A        0.23%        1.47%         (0.00%)        1.47%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                        0.95%        N/A        0.23%        1.18%         (0.00%)        1.18%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                        0.94%        N/A        0.11%        1.05%         (0.00%)        1.05%
----------------------------------------------------------------------------------------------------------------------------------

(1)  The fund has voluntarily agreed to waive the service fee.
(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(3) The advisor has contractually agreed (for an indefinite period of time) to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. After such reductions, the management fees are .59% for the Mutual Shares Securities Fund, .68% for the Templeton Foreign Securities Fund and .60% for the Templeton Global Asset Allocation Fund.
(4) The fund administration fee is paid indirectly through the investment management fee.
(5) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .65% of the average daily net assets until April 30, 2005.
(6) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of .30% of the average daily net assets until April 30, 2005.
(7) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
(8) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2004.
(9)  Other operating expenses are estimated.
(10) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

   Series                                                      Reimbursements & Waivers        Net Annual Fund Expenses
   ------                                                      ------------------------        ------------------------
   Federated Fund for U.S. Government Securities II                   (0.25%)                           0.72%
   Federated High Income Bond Fund II - Primary Shares                (0.25%)                           0.77%
   VIP Contrafund(R) Portfolio                                        (0.04%)                           0.74%
   VIP Growth Opportunities Portfolio                                 (0.03%)                           0.77%
   VIP Growth Portfolio                                               (0.06%)                           0.71%
   Technology Portfolio                                               (0.14%)                           1.15%

                  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Phoenix Life Insurance Company is a New York stock life insurance company, and is a wholly owned subsidiary of The Phoenix Companies, Inc., a Delaware corporation. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive office is at One American Row in Hartford, Connecticut and our statutory home office is at 10 Krey Boulevard in East Greenbush, New York.

Throughout this prospectus we will refer to Phoenix Life Insurance Company as "Phoenix" and in the first person (i.e. as "we", "us", "our"). We provide a Glossary of Special Terms as Appendix B to this prospectus to help clarify those terms that have a specific meaning in regards to your policy.

THE PHOENIX LIFE VARIABLE UNIVERSAL LIFE
ACCOUNT (THE "ACCOUNT")
--------------------------------------------------------------------------------
We established the Account as a separate account of Phoenix on June 17, 1985 in accordance with New York law. The Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the Account's management, investment practices or policies, nor those of Phoenix.

The Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every business day that the New York Stock Exchange is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page 1 of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Account nor of any of its subaccounts. The policy value allocated to the Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Account.

We reserve the right to add, remove, modify, or substitute for, portfolios in which the Account invests.


PERFORMANCE HISTORY
We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.

VOTING RIGHTS
--------------------------------------------------------------------------------
We legally own all fund shares held by the subaccounts. We vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1) the election of the fund's Trustees;
2) the ratification of the independent accountants for the fund;
3) approval or amendment of investment advisory agreements;
4) a change in fundamental policies or restrictions of the series; and
5) any other matters requiring a shareholder vote.

You may obtain any available fund's prospectus by contacting us at our COLI Administration Unit at the address and telephone number given on page 1.

THE GUARANTEED INTEREST ACCOUNT (GIA)
--------------------------------------------------------------------------------
In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may, at our discretion, credit daily at an effective rate that is greater than the minimum.

Your policy will be subject to a Maximum GIA Percentage that restricts investments into the Guaranteed Interest Account. The Maximum GIA Percentage will never be less than 20%. No more than the Maximum GIA Percentage of any premium payment may be allocated to the Guaranteed Interest Account.

You may make transfers into the Guaranteed Interest Account. The total amount you may transfer into the Guaranteed Interest Account in any policy year is limited to the Maximum GIA Percentage applied to the policy value held in the Account at the beginning of that policy year.

You may only make transfers from the Guaranteed Interest Account during the first 30 days of a policy year. Total transfers from the Guaranteed Interest Account during that time are limited to the greater of:

[diamond] $1,000; or
[diamond] 20% of the value of the non-loaned portion of the Guaranteed Interest
          Account as of the date of the transfer; or [diamond] the total amount transferred from the Guaranteed Interest Account during the previous policy year.

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL
Charges affect your policy value and the amount you may receive from your policy.

We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing the insurance benefits.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

PREMIUM EXPENSE CHARGE
We deduct a charge from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling and distributing the policy (e.g., commissions, advertising and printing). We currently charge a reduced premium expense charge from premiums that are in excess of the Target Annual Premium (TAP) for the policy for a policy year. The Target Annual Premium will be disclosed before we issue the policy, and will depend on age, gender and risk classification, the type of underwriting and the policy face amount.


-----------------------------------------------------------------
                           Amount deducted from premium

                  --------------- --------------- ---------------
                   Current Rate    Current Rate      Guaranteed
                    up to TAP      premiums in     Maximum Charge
                                    excess of
 Policy Year                           TAP
----------------- --------------- --------------- ---------------
     1 - 7             10%              3%             15%
----------------- --------------- --------------- ---------------
       8+               3%              3%             10%
-----------------------------------------------------------------

PERIODIC CHARGES

MONTHLY CHARGES
We make monthly deductions on the policy issue date and on each monthly calculation date thereafter from your policy value according to your specified allocation schedule. You initially choose this schedule in your application, but can change it later. Should the investment options on your schedule not be sufficient to pay the monthly deduction, we will proportionally deduct from the remaining investment options.

[diamond] MONTHLY ADMINISTRATIVE CHARGE. We assess this monthly charge as compensation for the expenses we incur in administering your policy. This charge reimburses us for such services as billing and collections, monthly processing, updating daily values and communicating with policyholders. We will not deduct this charge after the policy anniversary nearest the insured's 100(th) birthday.

          We currently charge each policy $5 per month, but reserve the right to charge up to $10 per month.

[diamond] COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the net amount at risk. The net amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured person's gender, attained age and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

          We base the actual monthly cost of insurance charge on what we expect our future investment earnings, mortality experience, persistency and expenses will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table for policies issued with Full Underwriting and 125% of the 1980 CSO for policies with Guaranteed or Simplified Underwriting.

          We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time. We currently insure lives as either standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. Lives in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than lives in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.

          The type of underwriting chosen for your policy could have an effect on the cost of insurance rate applied to your policy. Under all types of underwriting, we will no longer deduct this charge after the policy anniversary nearest the insured's 100(th) birthday.

[diamond] MORTALITY AND EXPENSE RISK FEE. We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

          We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

          We also assume other risks associated with issuing the policies, such as incurring greater than expected costs incurred due to policy loans.

          If our policy-related expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this fee. We may use profits from this fee for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

          Your policy will pay a mortality and expense risk fee equal to a percentage of the subaccount value on each monthly calculation date. Currently, during the first ten years, the rate will be equal to 0.50% annually. Beginning in policy year 11, the current rate will be equal to 0.25% annually. We reserve the right to increase the mortality and expense risk fee up to a Guaranteed Maximum rate of 0.90% on an annual basis during all policy years.

          We do not collect the mortality and expense risk fee on amounts held in the Guaranteed Interest Account.


[diamond] COST OF OPTIONAL INSURANCE BENEFITS (RIDERS). Some of the available rider benefits may incur an additional monthly charge. These options are available only if approved in your state.

          The Phoenix Executive VUL policy has two riders available at no additional charge:

          o   Variable Policy Exchange Option Rider

          o   Enhanced Surrender Value Rider (limited availability)

          We charge for providing benefits under the following rider:

          o Term Rider. We charge the applicable cost of insurance rates for the "net amount at risk" attributable to the rider's face amount.

[diamond] LOAN INTEREST CHARGED. We charge your policy for outstanding loans at the rates illustrated in the tables below.

          As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account.

--------------------------------------------------------------------
POLICY     LOAN INTEREST       RATE WE CREDIT     LOAN INTEREST
YEAR       RATE CHARGED        THE LOANED         SPREAD
                               PORTION OF THE
                               GUARANTEED
                               INTEREST ACCOUNT
           ------------------- ------------------ ------------------
            Current   Maximum   Current  Maximum   Current   Maximum
---------- --------- --------- -------- --------- --------- --------
 1 - 10      4.00%     8.00%     3.00%    6.00%     1.00%     2.00%
---------- --------- --------- -------- --------- --------- --------
 11 +        3.00%     8.00%     3.00%    6.00%     0.00%     2.00%
--------------------------------------------------------------------
    Our maximum guaranteed interest rate is 8.00%, however we guarantee the maximum cost to the policy will never exceed 2.00%, i.e., if we were charging 8.00%, we would credit 6.00%.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest when we calculate the death benefit.

CONDITIONAL CHARGES
We impose some other charges only if certain events occur:

[diamond] PARTIAL WITHDRAWAL FEE. We do not currently charge for partial withdrawals, but we reserve the right to deduct the lesser of $25 or 2% of the partial withdrawal amount paid. We would begin to impose this charge if necessary to offset the costs associated with processing partial withdrawals.

[diamond] TRANSFER CHARGE. Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer. If we impose a transfer charge, the minimum number of transfers we allow per policy year without charge may vary by state, but will be no fewer than 2 per policy year.

OTHER CHARGES
[diamond] DAILY TAX FEE. We currently do not charge for taxes, however, we reserve the right to charge the approximate amount of taxes and reserves for taxes on investment income and realized and unrealized capital gains and any other amount as may be assessed as a result of a change in any tax laws.

[diamond] FUND CHARGES. As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in Appendix A.

          These fund charges and other expenses are described more fully in the accompanying fund prospectuses.

CHARGE REDUCTIONS
We may reduce or eliminate charges we normally assess if we expect that the size or nature of a policy will lower our costs associated with the policy.

THE POLICY
--------------------------------------------------------------------------------
CONTRACT RIGHTS: OWNER, INSURED, AND BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSURED
The insured is the person on whose life the policy is issued. You name this person in the application for the policy. The person to be insured must be at least 18 years old. In general, the maximum ages we insure are:

[diamond] 85 for policies with Full Underwriting;
[diamond] 70 for policies with Simplified Issue Underwriting; and
[diamond] 64 for policies with Guaranteed Issue Underwriting.

We may require that you provide evidence that the person to be insured is insurable. This could require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and contingent. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Phoenix COLI Customer Service Center. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the person insured dies we will pay you the death benefit, unless you have given us other instructions; or, if you are no longer living, we will pay the death benefit to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT
You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES
We issue these policies on a "case" basis. A case is a group of related policies (e.g. through the same employer), however we may consider a single policy as a case. The type of underwriting determines cost of insurance rates, certain features, proof of insurability criteria and range of issue ages.

The type of underwriting we provide for the case for which your policy is a part, could have an effect on the cost of insurance rates we assess on a policy. The types of underwriting we offer for these policies and the minimum number of people insured for each are:

[diamond] Full Underwriting (One life or more);
[diamond] Simplified Issue Underwriting(Generally, 10 lives or more); [diamond] Guaranteed Issue Underwriting (Generally, 10 lives or more).

We base our rates on the insured person's gender, attained age, underwriting type and risk class. We also consider the duration, or how long the policy has been in force. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We retain the right to refuse to process your application within seven days after we receive it. We retain the right to decline to issue your policy even if we have approved your application for processing. We will accept payment at the time the policy is issued.

ELIGIBLE PURCHASERS
You may purchase a policy on the life of any person provided you have an insurable interest in the life to be insured and the consent of the person to be insured.

MINIMUM DEATH BENEFIT
The policy has a minimum death benefit in order to qualify as life insurance under current federal tax law.

You must choose between the two methods used to determine the minimum death benefit when you purchase the policy. Your choice is irrevocable:

1) The Cash Value Accumulation Test determines the minimum death benefit by multiplying the policy value by the minimum death benefit percentage. The percentages depend on age and gender.

2) The Guideline Premium Test determines the minimum death benefit as a percentage of policy value, but the percentage varies only with age.

MINIMUM ISSUE PREMIUM
We require a minimum premium, on a case basis of $25,000.

MINIMUM FACE AMOUNT
We require a minimum face amount of $50,000 per policy ($100,000 for policies with preferred issue underwriting).

PREMIUM PAYMENTS
Phoenix Executive VUL is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege, as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate policy value to one or more subaccounts of the Account or the Guaranteed Interest Account. Each subaccount of the Account, in turn, invests its assets exclusively in a portfolio of a fund. The policy value varies according to the investment performance of the investment portfolio to which policy value has been allocated.

The issue premium is due on the policy date. The insured must be alive when the issue premium is paid. You should deliver the issue premium payment to your registered representative, who will forward it to our underwriting department.

We will generally allocate the issue premium, less applicable charges, according to your instructions. The portion of any premium payment that you may allocate to the Guaranteed Interest Account is limited to the Maximum GIA Percentage shown in the policy.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any subaccount units at the subaccount unit values next calculated after we receive the premium.

We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time prior to the Policy Anniversary nearest the insured's 100th birthday.

The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $100. You may send additional premium payments to the address given on page 1 of this prospectus.

The policy will have a total premium limit determined by the definition of life insurance test chosen in the application. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 3%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

POLICY REFUND
Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it. We will return the sum of the following as of the date we receive the returned policy:

1) the current policy value less any unpaid loans and loan interest; plus

2) any monthly deductions, partial withdrawal fees and other charges made under the policy.

We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. Even if we have approved the application for processing, we retain the right to decline to issue the policy.

GENERAL
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
We may postpone payment of surrenders, partial withdrawals, policy loan or death benefits in excess of the initial face amount under any of the following circumstances:

[diamond] We may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Account.

[diamond] We may postpone payment whenever the New York Stock Exchange ("NYSE") is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted; or

[diamond] When the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Account is not reasonably practicable.

Transfers also may be postponed under these circumstances.

ALTERNATIVE DELIVERY
You may request that we deliver your policy and/or certificate(s), including the schedule pages, riders and endorsements by means of a CD-ROM or other generally accepted medium acceptable to us.

SURRENDERS AND WITHDRAWALS
You may take a full surrender or a partial withdrawal of your policy at any time as long as the insured person is living and the policy is in force.

In order to request a full surrender or a partial withdrawal you must send a written request in a form satisfactory to us at our Phoenix COLI Customer Service Center. We may also require you to submit your policy. A full surrender or a partial withdrawal will be effective as of the date we receive your written request, in good order.

We generally pay surrendered amounts and partial withdrawals within 7 days of receiving your written request in good order. You may choose to receive a lump sum or you may apply surrenders and withdrawals to any of our available payment options. We may postpone surrender payments under certain circumstances.

FULL SURRENDERS
The amount available for a full surrender will be the cash surrender value at the end of the valuation period during which we receive the surrender request. The cash surrender value is the policy value reduced by any charges due and the amount of any outstanding loans and loan interest.

PARTIAL WITHDRAWALS
You may receive a part of the policy's cash surrender value by requesting a partial withdrawal of the policy. We reserve the right to charge a fee of the lesser of $25 or 2% of the partial withdrawal amount paid.

We do not normally permit partial withdrawals of less than $500. We may require you to withdraw the entire value allocated to an investment option if the partial withdrawal would result in a value below $500 in that investment option. We do not permit any partial withdrawals that would result in your policy's remaining face amount falling below our required minimum face amount.

You may choose in what proportions we deduct the partial withdrawal amount from among your investment options, however, the portion of the withdrawal taken from the Guaranteed Interest Account may not exceed the ratio of your investment in the Guaranteed Interest Account to your cash surrender value immediately prior to the withdrawal. If you do not choose we will make the deductions in the same manner as for monthly deductions.

We will reduce your policy's cash surrender value by the partial withdrawal amount paid and the partial withdrawal fee, if deducted.

A partial withdrawal generally decreases the death benefit. A partial withdrawal fee of up to $25 may be deducted from policy value based on the amount of the withdrawal. A partial withdrawal reduces the death benefit immediately and may have tax consequences.

INCREASES IN FACE AMOUNT
You may request that we increase the face amount of your policy after the first policy anniversary. You must make your request in writing and provide evidence of insurability.

We generally require a minimum increase of $25,000. The increase takes effect on the next policy anniversary following approval of the increase.

We will increase the monthly cost of insurance deductions as a result of a face amount increase. Therefore, your cash surrender value must be sufficient to pay the monthly deduction or we will require an additional premium.

You will have a right to cancel the requested increase in face amount within the 10 days following your receipt of either your revised schedule pages, or notice of your right to cancel the increase, or within 45 days following the increase. You will receive a refund of the increased cost of insurance charges.

We provide some information regarding possible implications of a material change in the policy resulting from a face amount increase in the Statement of Additional Information.

DECREASES IN FACE AMOUNT
You may request a decrease in your policy's base face amount only after the 15th policy year. Unless we agree otherwise, the decrease must be at least $25,000 and the face amount remaining after the decrease must be at least $50,000 ($100,000 for policies with Preferred Issue underwriting).

You may request a decrease in any term rider face amount after the first policy year. If your policy has a term rider attached, any request for a face amount decrease will apply to the term rider first.

All face amount decrease requests must be in writing and will be effective on the first monthly calculation date following the date we approve the request.

A decrease in face amount generally decreases the death benefit, and could result in certain income tax consequences.

OPTIONAL INSURANCE BENEFITS (RIDERS)
You may elect additional benefits by selecting available riders under a policy. You may cancel these riders at any time. We may deduct a charge for each additional rider you choose. If you choose any of these riders, we will provide more details in the form of a rider attached to the policy. The following riders are currently available (if approved in your state). We may make additional riders available in future.

[diamond]  Variable Policy Exchange Option Rider: This rider allows you to exchange your policy for a new policy on the life of a substitute insured. You must have an insurable interest in the substitute insured and we may require you to provide proof of insurability. Subsequent charges for the policy will then be based on the new person insured by the policy. The policy's incontestability and suicide exclusion periods will begin anew from the date of the change.

           You will be required to pay an exchange adjustment if the value of the policy prior to the exchange is insufficient to provide a positive policy value following the exchange.

           Should the policy value be large enough to cause the death benefit to exceed the limitations for the new policy, we will use the excess policy value to reduce any outstanding loans, or return the excess in cash.

           You may be required to pay back a portion of any outstanding loans in order that the loan value of the new policy is within our set limits.

           Such a policy exchange does not qualify for tax deferral, therefore, you will be liable for taxes on any previously unrecognized gains in the policy.

[diamond]  Term Rider. This rider allows you to purchase additional term insurance on the person insured under the policy. Generally, the term insurance face amount may not exceed 10 times the initial base policy face amount. This rider is generally only available to those under the age of 85. We charge the applicable cost of insurance rates for the "net amount at risk" which is attributable to the rider's insurance amount.

           The Rider's face amount is added to the base policy's face amount for the purpose of calculating any payable death benefit. You may specify annual face amount increases for this Rider at policy issue:

           o  A percentage increase; or
           o  A fixed amount increase in rider face amount; or
           o  A varying amount of increase in rider face amount.

[diamond]  Enhanced Surrender Value Rider: This Rider provides a surrender value enhancement in addition to the cash surrender value upon full surrender of the policy. The surrender value enhancement is based on a percentage of qualified premiums paid. We automatically attach this rider to policies that are part of a qualifying case without regard to other underwriting criteria. A case must meet all of our issue criteria in order to qualify for this Rider. We do not add the enhancement to policies that are surrendered in exchange for another insurance contract (Section 1035 exchanges).

DEATH BENEFIT
You choose your Death Benefit Option when you apply for your policy. You are permitted to change between Death Benefit Option 1 and Death Benefit Option 2 by submitting a written request to the Phoenix COLI Customer Service Center. You may also change from Death Benefit Option 3 to Death Benefit Option 1; however, you may not change to Death Benefit Option 3 from either of the others. A Death Benefit Option change will become effective on the monthly calculation date following our receipt of your complete written request. The following table illustrates the value provided by each Death Benefit Option:


-------------------------- -----------------------------------------------------
                            The greater of (a) or (b) where:
                            (a) is the policy's face amount as
DEATH BENEFIT OPTION 1          of the date of death; and
                            (b) is the minimum death benefit(1) in
                                effect on the date of death.
-------------------------- -----------------------------------------------------
                            The greater of (a) or (b), where:
                            (a) is equal to the policy's
                                face amount plus the policy
DEATH BENEFIT OPTION 2          value as of the date of
                                death; and
                            (b) is the minimum death benefit(1)
                                in effect on the date of death.
-------------------------- -----------------------------------------------------
                                The greater of (a) or (b), where:
                           (a)  is equal to the policy's face amount as of the
                                date of death plus the lesser of:
                           (i)  the Option 3 Maximum Increase amount(2); or
DEATH BENEFIT OPTION 3     (ii) the sum of all premiums and interest accrued at
                                the Option 3 Interest Rate(3) minus withdrawals
                                and any applicable interest accrued at the
                                Option 3 Interest Rate(3).
                           (b)  is the minimum death benefit(1) in effect on the
                                date of death.
-------------------------- -----------------------------------------------------
(1.) We determine minimum death benefit by multiplying the policy value as of the date of death by the applicable percentage taken from the table of "Corridor Factors" from the schedule page of your policy.

(2.) You will elect this fixed dollar amount when you apply for the policy. The amount you select will be subject to underwriting approval and could increase the cost of insurance charge by increasing the net amount at risk.

(3.) You will select the Option 3 Interest Rate when you apply for the policy.
     This rate may not be more than 8% on an annual basis and could increase the cost of insurance charge by increasing the net amount at risk.

Beginning on the Policy Anniversary nearest the insured person's 100(th) birthday, the death benefit will be equal to the policy value under all three Death Benefit Options.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest whenwe calculate the death benefit.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER, WITHDRAWAL AND DEATH BENEFIT PROCEEDS
We will process death benefits, full surrenders and partial withdrawals at unit values next computed after we receive the written request for surrender or partial withdrawal, or due proof of death, provided the request is complete and in good order. Payment of surrender, withdrawal or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death benefit needs to be investigated in order to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

You may choose from Payment Options 1 through 6 for payment of the death proceeds to the beneficiary. Payment Option 7 is not available for the payment of death proceeds. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount that may be applied under any payment option is $1,000.

If you assigned the policy as collateral security, we will pay any amount due the assignee in one lump sum. We will then pay any remaining proceeds under the selected payment option.

PAYMENT AMOUNT
We will make a death benefit payment based on the death benefit option in effect at the time. The amount available to apply toward a death benefit is the amount payable under the effective Death Benefit Option plus any Term Rider benefits, reduced by any outstanding loans, accrued loan interest and by any charges due.

The amount available for a full surrender is the policy value reduced by any outstanding loans, accrued loan interest and by any charges due. A partial withdrawal must be at least $500.

PAYMENT OPTIONS
You may apply all or part of the surrender or death proceeds of a policy under one or more of the following payment options. We may offer other payment options or alternative versions of these options in the future. Your policy will have more information about the payment options.

PAYMENT OPTION 1--PAYMENT IN ONE SUM
We pay all proceeds as one sum.

PAYMENT OPTION 2--LEFT TO EARN INTEREST
We pay interest on the principal for the beneficiary's lifetime. We guarantee an annual interest rate of at least 1.5%.

PAYMENT OPTION 3--PAYMENTS FOR A SPECIFIC PERIOD
We pay equal installments for a specified period whether the payee lives or dies. We make the first payment on the date of settlement. We guarantee a minimum annual interest rate on the unpaid balance of at least 1.5%.

PAYMENT OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
We will pay equal installments until the later of the specified period certain, or as long as the payee lives. We offer a choice of three period certains:

[diamond] 10 years; or

[diamond] 20 years; or

[diamond] until the installments paid refund the amount applied under this option. If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

We use an annual interest rate of 1.5% to compute life annuity payments under this option.

PAYMENT OPTION 5--LIFE ANNUITY
We pay equal installments to the payee for life beginning on the date of settlement. When the payee dies we will make no more payments of any kind. We will use a guaranteed annual interest rate of at least 1.5% to compute payments under this option.

PAYMENT OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
We pay equal installments out of the principal and interest on that principal until the principal remaining is less than the amount of the installment. We then make a final payment of the remaining principal and interest. We pay the first installment on the date of settlement. Payments will include interest on the remaining principal at a guaranteed annual rate of at least 1.5%. We will credit interest at the end of each year. Should the interest credited at the end of the year exceed the income payments made in the preceding 12 months, we will pay the excess in one sum.

PAYMENT OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN (NOT AVAILABLE FOR PAYMENT OF DEATH PROCEEDS) We pay equal installments beginning on the settlement date for a minimum of ten years continuing thereafter as long as either payee is alive. Should both payees die before the 10-year period certain ends, we will make the remaining payments to their beneficiaries.

The younger payee must be at least 40 years old. We will use a guaranteed annual interest rate of at least 1.5% to compute payments under this option.

TRANSFER OF POLICY VALUE

TRANSFERS
You may transfer your policy value among the available investment options and make changes to your premium payment allocations by submitting a written request to our Phoenix COLI Customer Service Center (The appropriate address and telephone number are on page 1.) We will execute a written request the day we receive it.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the free transfer limit.

TRANSFER RESTRICTIONS
We reserve the right to restrict transfers of less than $500

You may make transfers into the Guaranteed Interest Account. The total amount you may transfer into the Guaranteed Interest Account in any policy year is limited to the Maximum GIA Percentage applied to the policy value held in the Account at the beginning of that policy year.

You may only make transfers from the Guaranteed Interest Account during the first 30 days of a policy year. Total transfers from the Guaranteed Interest Account during that time are limited to the greater of:

[diamond] $1,000; or
[diamond] 20% of the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer; or
[diamond] the total amount transferred from the Guaranteed Interest Account during the previous policy year.

We reserve the right to limit the number of subaccounts in which you may invest if federal or state law requires us to do so.

Excessive transfers between subaccounts could adversely affect series performance. We therefore reserve the right to terminate your transfer privileges. We also reserve the right to reject any specific request that we feel is part of a market-timing pattern. We may reject requests for more than one exchange out of a subaccount within a 30-day period. We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.

SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts (the "sending subaccount") to one or several of the available subaccounts ("target subaccounts"). We do not permit Dollar Cost Averaging transfers to or from the Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. We will make the first transfer on the first business day of the month following our receipt of your Dollar Cost Averaging request and thereafter at the frequency you request. The minimums you may transfer from the sending subaccount are:

[diamond] $25 monthly               [diamond] $150 semiannually

[diamond] $75 quarterly             [diamond] $300 annually

You must have at least $2,000 in the sending subaccount to begin a Dollar Cost Averaging Program. Should the value in the sending subaccount fall below the transfer amount, we will transfer the remaining balance and end the Program.

You may start or discontinue this program at any time by submitting a written request to the Phoenix COLI customer service center (see page 1). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. You may have only one Dollar Cost Averaging Program in effect at one time. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to the Phoenix COLI customer service center (see page 1). You may request that we skip a scheduled rebalancing transfer. You may also request a one-time unscheduled rebalancing transfer. The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. You may have only one Rebalancing Program in effect at one time. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

LOANS
You may generally borrow up to 90% of your policy value less any outstanding debt. We will count any outstanding loans and loan interest toward that 90% limit. We do not generally allow loans of less than our minimum loan amount, currently $500.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest when we calculate the death proceeds. The policy's cash surrender value available for withdrawal is also reduced by the amount of any outstanding loans and loan interests.

When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the "loaned portion" of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from your investment options for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as for monthly deductions.

We charge interest on the loan at the annual rates given below, compounded daily and payable in arrears:

---------- ------------------- ------------------ ------------------
POLICY     LOAN INTEREST       RATE WE CREDIT     LOAN INTEREST
YEAR       RATE CHARGED        THE LOANED         SPREAD
                               PORTION OF THE
                               GUARANTEED
                               INTEREST ACCOUNT
---------- --------- --------- -------- --------- --------- --------
           Current   Maximum   Current  Maximum   Current   Maximum
---------- --------- --------- -------- --------- --------- --------
1 - 10      4.00%     8.00%     3.00%    6.00%     1.00%     2.00%
---------- --------- --------- -------- --------- --------- --------
11 +        3.00%     8.00%     3.00%    6.00%     0.00%     2.00%
---------- --------- --------- -------- --------- --------- --------
Our maximum guaranteed interest rate is 8.00%, however we guarantee the maximum cost to the policy (Loan Interest Spread) will never exceed 2.00%, i.e., if we were charging 8.00%, we would credit 6.00%.

At the end of each policy year, all interest due will be treated as a new loan and will be offset by a transfer from your subaccounts and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

We currently credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 3%, compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account.

You may repay a loan at any time as long as the policy is in force and the insured person is living. We apply loan repayments first to pay any outstanding loan interest. We then apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Account. If you make a loan repayment that exceeds the remaining loan interest and loan balance, we will treat the excess as a premium payment.

We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

We will apply any payment we receive while you have outstanding loans to reduce loan interest and the loans, unless you designate it as a premium payment.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy's cash surrender value becomes insufficient to maintain the policy in force.

The proceeds of policy loans may be subject to federal income tax under some circumstances.

A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from that of investment options. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Outstanding loans can reduce the policy's death benefit proceeds. We deduct the amount of any outstanding loans plus any accrued loan interest when we calculate the death benefit proceeds.

LAPSE
Payment of the issue premium, no matter how large or the payment of additional premiums will not guarantee the policy will remain in force. If you take a partial withdrawal or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

If, on any monthly calculation date, the policy value, less any outstanding debt, is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to 3 times the required monthly deduction to prevent the policy from lapsing.

If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice at least 30 days before any potential lapse will occur.

The policy will remain in force during the grace period. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.

The death benefit during the grace period is equal to the death benefit immediately before the grace period begins, less any overdue charges.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, a qualified income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other income tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix.

Investment income and realized capital gains on the assets of the Account are automatically reinvested in the Account and affect the Account's value. We do not pay taxes on the dividends and realized capital gains of the Account. Due to our income tax status under current provisions of the Code, we make no charge to the Account for our federal income taxes attributable to the Account. We reserve the right to charge the approximate amount of taxes and reserves for taxes on investment income and realized and unrealized capital gains and any other amount as may be assessed as a result of a change in any tax laws.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. See the sections below on possible taxation of amounts received under the policy, via full surrender, partial withdrawal or loan.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess of the total you receive including any outstanding loans, over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL WITHDRAWAL
If the policy is a modified endowment contract, partial withdrawals are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on "Modified Endowment Contracts" below.

If the policy is not a modified endowment contract, partial withdrawals still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial withdrawal. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered.

Consult with your income tax advisor before you make a partial withdrawal to determine the portion which could be subject to tax, and to determine the impact it might have under the new rules affecting modified endowment contracts.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult a tax advisor with respect to tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
The Code may impose additional restrictions on a policy owned by a business or by a corporation. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," providing a level death benefit with no further premiums. A policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. We may return premiums with interest within 60 days of the end of the policy year, and if we do they will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
If you reduce the death benefit during the first 7 policy years, the 7-pay test will be re-calculated. The new test will reflect the new death benefit (and face amount) for both your policy and the hypothetical policy. All premiums you paid will be taken into account.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which it failed the test and thereafter. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Taxable amounts from a modified endowment contract will be subject to an additional 10% excise tax, with certain exceptions. This additional tax may not apply:

[diamond] on or after the taxpayer attains age 59 1/2;

[diamond] if payments are attributable to the taxpayer's disability (within the meaning of Code Section 72(m)(7)); or

[diamond] if payments are made as a series of substantially equal periodic payments (at least annually) for the life or life expectancy of the taxpayer (or for the lives or life expectancies of the taxpayer and his beneficiary).

MATERIAL CHANGES
If a policy undergoes a "material change" it must be re-determined whether or not it meets the 7-pay test. A "material change" could include:

[diamond] an increase in the death benefit;

[diamond] an increase in or addition of a qualified additional benefit; or

[diamond] a reduction or elimination of any additional rider benefit previously elected

The following are two exceptions that are not considered a material change as given above:

[diamond] An increase attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] The death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment (subject to regulations) based on an established broad-based index specified in the policy. This does not constitute a material change if:

    o the cost-of-living determination period does not exceed the remaining premium payment period; and

    o the cost-of-living increase is funded ratably over the remaining premium payment period.

A reduction in the death benefit is not considered a material change unless premium payments are also reduced.

A material change may occur at any time during the life of the policy, and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts.

Consult an income tax advisor about the consequences of purchasing of multiple modified endowment contracts within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), each series of the fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series assets are invested so that no more than:

[diamond] 55% is in any 1 investment

[diamond] 70% is in any 2 investments

[diamond] 80% is in any 3 investments

[diamond] 90% is in any 4 investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series or portfolio of a fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified in that there is no limit on the investment that may be made in U.S. Treasury securities. For the purpose of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

The U.S. Treasury announced that the Diversification Regulations do not provide guidance concerning how you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement would provide. It is possible that we may need to modify the policy to comply with such future U.S. Treasury announcements. Therefore, we reserve the right to modify the policy as necessary to prevent you from being considered the owner of the assets of the Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the person insured or exchanging or assigning the policy may have tax consequences. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract without recognition of gain or loss, provided that no money or other property is received in the exchange, and that the same person is insured. An outstanding loan from the surrendered policy could be treated as the receipt of money on the exchange, resulting in possible tax consequences.

We recommend that you consult an income tax advisor before making such a change or exchange.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to such taxes.

WITHHOLDING
We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The consolidated financial statements of Phoenix Life Insurance Company at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 are contained in the Statement of Additional Information, which you can get free of charge by writing the Phoenix COLI Customer Service Center at the address given on page 1. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on Guaranteed Interest Account rates that we credit. In addition, the unaudited interim consolidated financial statements of Phoenix Life Insurance Company as of June 30, 2003 and the results of their operations and their cash flows for the periods indicated also appear in the Statement of Additional Information.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------

INVESTMENT TYPE


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Investment Type
                                              -------------------------------------------------------------------------------------
                                                     Domestic  Domestic  Domestic   Growth &        International   Money
                 Series                        Bond    Blend    Growth     Value     Income   Index     Growth     Market  Specialty
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                                          |X|
Phoenix-AIM Mid-Cap Equity                              |X|
Phoenix-Alliance/Bernstein Enhanced Index                                                     |X|
Phoenix-Alliance/Bernstein Growth + Value                          |X|      |X|
Phoenix-Duff & Phelps Real Estate
 Securities                                                                          |X|
Phoenix-Engemann Capital Growth                                    |X|
Phoenix-Engemann Small & Mid-Cap Growth                            |X|
Phoenix-Goodwin Money Market                                                                                         |X|
Phoenix-Goodwin Multi-Sector Fixed
 Income                                         |X|
Phoenix-Goodwin Multi-Sector Short Term
 Bond                                           |X|
Phoenix-Hollister Value Equity                                              |X|
Phoenix-Janus Flexible Income                   |X|
Phoenix-Kayne Large-Cap Core                              |X|
Phoenix-Kayne Small-Cap Quality Value                                       |X|
Phoenix-Lazard International Equity Select                                                              |X|
Phoenix-Lazard Small-Cap Value                                              |X|
Phoenix-Lazard U.S. Multi-Cap                                               |X|
Phoenix-Lord Abbett Bond-Debenture              |X|
Phoenix-Lord Abbett Large-Cap Value                                         |X|
Phoenix-Lord Abbett Mid-Cap Value                                           |X|
Phoenix-MFS Investors Growth Stock                                 |X|
Phoenix-MFS Investors Trust                                                          |X|
Phoenix-MFS Value                                                           |X|
Phoenix-Northern Dow 30                                                                       |X|
Phoenix-Northern Nasdaq-100 Index(R)                                                          |X|
Phoenix-Oakhurst Growth and Income                                                   |X|
Phoenix-Oakhurst Strategic Allocation                                                |X|
Phoenix-Sanford Bernstein Global Value                                                                  |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                     |X|
Phoenix-Sanford Bernstein Small-Cap Value                                   |X|
Phoenix-Seneca Mid-Cap Growth                                      |X|
Phoenix-Seneca Strategic Theme                                     |X|
Phoenix-State Street Research Small-Cap
 Growth                                                            |X|
AIM V.I. Capital Appreciation Fund                                 |X|
AIM V.I. Premier Equity Fund                              |X|
Alger American Leveraged AllCap
 Portfolio                                                         |X|
Federated Fund for U.S. Government
 Securities II                                  |X|
Federated High Income Bond Fund II              |X|
VIP Contrafund(R) Portfolio                                        |X|
VIP Growth Opportunities Portfolio                                 |X|
VIP Growth Portfolio                                               |X|
Mutual Shares Securities Fund                                                        |X|
Templeton Developing Markets Securities
 Fund                                                                                                   |X|
Templeton Foreign Securities Fund                                                                       |X|
Templeton Global Asset Allocation Fund                                                                  |X|
Templeton Growth Securities Fund                                                                        |X|
Rydex Variable Trust Juno Fund                                                                                               |X|
Rydex Variable Trust Nova Fund                                                                |X|
Rydex Variable Trust Sector Rotation Fund                                                                                    |X|
Scudder VIT EAFE(R) Equity Index Fund                                                         |X|
Scudder VIT Equity 500 Index Fund                                                             |X|
Technology Portfolio                                               |X|
Wanger Foreign Forty                                                                                    |X|
Wanger International Small Cap                                                                          |X|
Wanger Twenty                                                      |X|
Wanger U.S. Smaller Companies                                      |X|
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Advisors
                                               ------------------------------------------------------------------------------------
                                                                          Duff &
                                                   Phoenix    Phoenix     Phelps                 Fred        Deutsche     Federated
                                                  Investment  Variable  Investment    AIM        Alger        Asset      Investment
                                                   Counsel,   Advisors, Management  Advisors,  Management,  Management,  Management
              Series                                 Inc.       Inc.        Co.       Inc.        Inc.         Inc.       Company
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                       |X|
Phoenix-AIM Mid-Cap Equity                                      |X|
Phoenix-Alliance/Bernstein Enhanced Index                       |X|
Phoenix-Alliance/Bernstein Growth + Value                       |X|
Phoenix-Duff & Phelps Real Estate Securities                                |X|
Phoenix-Engemann Capital Growth                      |X|
Phoenix-Engemann Small & Mid-Cap Growth              |X|
Phoenix-Goodwin Money Market                         |X|
Phoenix-Goodwin Multi-Sector Fixed Income            |X|
Phoenix-Goodwin Multi-Sector Short Term Bond         |X|
Phoenix-Hollister Value Equity                       |X|
Phoenix-Janus Flexible Income                                   |X|
Phoenix-Kayne Large-Cap Core                         |X|
Phoenix-Kayne Small-Cap Quality Value                |X|
Phoenix-Lazard International Equity Select                      |X|
Phoenix-Lazard Small-Cap Value                                  |X|
Phoenix-Lazard U.S. Multi-Cap                                   |X|
Phoenix-Lord Abbett Bond-Debenture                              |X|
Phoenix-Lord Abbett Large-Cap Value                             |X|
Phoenix-Lord Abbett Mid-Cap Value                               |X|
Phoenix-MFS Investors Growth Stock                              |X|
Phoenix-MFS Investors Trust                                     |X|
Phoenix-MFS Value                                               |X|
Phoenix-Northern Dow 30                                         |X|
Phoenix-Northern Nasdaq-100 Index(R)                            |X|
Phoenix-Oakhurst Growth and Income                   |X|
Phoenix-Oakhurst Strategic Allocation                |X|
Phoenix-Sanford Bernstein Global Value                          |X|
Phoenix-Sanford Bernstein Mid-Cap Value                         |X|
Phoenix-Sanford Bernstein Small-Cap Value                       |X|
Phoenix-Seneca Mid-Cap Growth                        |X|
Phoenix-Seneca Strategic Theme                       |X|
Phoenix-State Street Research Small-Cap Growth                  |X|
AIM V.I. Capital Appreciation Fund                                                     |X|
AIM V.I. Premier Equity Fund                                                           |X|
Alger American Leveraged AllCap Portfolio                                                          |X|
Federated Fund for U.S. Government Securities II                                                                             |X|
Federated High Income Bond Fund II                                                                                           |X|
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund
Rydex Variable Trust Juno Fund
Rydex Variable Trust Nova Fund
Rydex Variable Trust Sector Rotation Fund
Scudder VIT EAFE(R) Equity Index Fund                                                                           |X|
Scudder VIT Equity 500 Index Fund                                                                               |X|
Technology Portfolio
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies



INVESTMENT ADVISORS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Advisors
                                               ------------------------------------------------------------------------------------
                                                   Fidelity              Morgan
                                                  Management  Franklin   Stanley                  Templeton   Templeton   Templeton
                                                     and       Mutual   Investment     Rydex       Asset       Global    Investment
                                                   Research   Advisers, Management     Global     Management,  Advisors   Counsel,
              Series                               Company      LLC        Inc.       Advisors      Ltd.       Limited      Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Goodwin Multi-Sector Short Term Bond
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio                          |X|
VIP Growth Opportunities Portfolio                   |X|
VIP Growth Portfolio                                 |X|
Mutual Shares Securities Fund                                    |X|
Templeton Developing Markets Securities Fund                                                        |X|
Templeton Foreign Securities Fund                                                                                          |X|
Templeton Global Asset Allocation Fund                                                                                     |X|
Templeton Growth Securities Fund                                                                                |X|
Rydex Variable Trust Juno Fund                                                            |X|
Rydex Variable Trust Nova Fund                                                            |X|
Rydex Variable Trust Sector Rotation Fund                                                 |X|
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio                                                       |X|
Wanger Foreign Forty
Wanger International Small Cap
Wanger Twenty
Wanger U.S. Smaller Companies
-----------------------------------------------------------------------------------------------------------------------------------



INVESTMENT ADVISORS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Advisors
                                               ------------------------------------------------------------------------------------
                                                     Wanger
                                                     Asset
                                                    Management,
                                                      L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Goodwin Multi-Sector Short Term Bond
Phoenix-Hollister Value Equity
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap Growth
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
Alger American Leveraged AllCap Portfolio
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
VIP Contrafund(R) Portfolio
VIP Growth Opportunities Portfolio
VIP Growth Portfolio
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund
Templeton Growth Securities Fund
Rydex Variable Trust Juno Fund
Rydex Variable Trust Nova Fund
Rydex Variable Trust Sector Rotation Fund
Scudder VIT EAFE(R) Equity Index Fund
Scudder VIT Equity 500 Index Fund
Technology Portfolio
Wanger Foreign Forty                                 |X|
Wanger International Small Cap                       |X|
Wanger Twenty                                        |X|
Wanger U.S. Smaller Companies                        |X|
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT SUBADVISORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Subadvisors
                                                ------------------------------------------------------------------------------------
                                                                                                    Kayne
                                                                                                   Anderson
                                                Aberdeen       AIM       Alliance       Janus      Rudnick       Lazard      Lord,
                                                  Fund        Capital     Capital      Capital    Investment     Asset      Abbett
                                                 Managers,  Management,  Management,  Management  Management,  Management   & Co.
                Series                             Inc.        Inc.         L.P.         LLC         LLC          LLC        LLC
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                     |X|
Phoenix-AIM Mid-Cap Equity                                     |X|
Phoenix-Alliance/Bernstein Enhanced Index                                  |X|
Phoenix-Alliance/Bernstein Growth + Value                                  |X|
Phoenix-Engemann Capital Growth
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Janus Flexible Income                                                            |X|
Phoenix-Kayne Large-Cap Core                                                                         |X|
Phoenix-Kayne Small-Cap Quality Value                                                                |X|
Phoenix-Lazard International Equity Select                                                                        |X|
Phoenix-Lazard Small-Cap Value                                                                                    |X|
Phoenix-Lazard U.S. Multi-Cap                                                                                     |X|
Phoenix-Lord Abbett Bond-Debenture                                                                                          |X|
Phoenix-Lord Abbett Large-Cap Value                                                                                         |X|
Phoenix-Lord Abbett Mid-Cap Value                                                                                           |X|
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Northern Dow 30
Phoenix-Northern Nasdaq-100 Index(R)
Phoenix-Sanford Bernstein Global Value                                     |X|
Phoenix-Sanford Bernstein Mid-Cap Value                                    |X|
Phoenix-Sanford Bernstein Small-Cap Value                                  |X|
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
Phoenix-State Street Research Small-Cap
 Growth
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT SUBADVISORS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Subadvisors
                                                -----------------------------------------------------------------------------------
                                                                                                      State
                                                              Northern      Roger       Seneca        Street
                                                   MFS         Trust      Engemann &    Capital     Research &
                                                Investment  Investments,  Associates,  Management,  Management
                Series                          Management     Inc.         Inc.          LLC         Company
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Enhanced Index
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Engemann Capital Growth                                              |X|
Phoenix-Engemann Small & Mid-Cap Growth                                      |X|
Phoenix-Janus Flexible Income
Phoenix-Kayne Large-Cap Core
Phoenix-Kayne Small-Cap Quality Value
Phoenix-Lazard International Equity Select
Phoenix-Lazard Small-Cap Value
Phoenix-Lazard U.S. Multi-Cap
Phoenix-Lord Abbett Bond-Debenture
Phoenix-Lord Abbett Large-Cap Value
Phoenix-Lord Abbett Mid-Cap Value
Phoenix-MFS Investors Growth Stock                  |X|
Phoenix-MFS Investors Trust                         |X|
Phoenix-MFS Value                                   |X|
Phoenix-Northern Dow 30                                         |X|
Phoenix-Northern Nasdaq-100 Index(R)                            |X|
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth                                                             |X|
Phoenix-Seneca Strategic Theme                                                            |X|
Phoenix-State Street Research Small-Cap Growth                                                              |X|
-----------------------------------------------------------------------------------------------------------------------------------

APPENDIX B - GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------
The terms given below have the same meaning in this prospectus and in the Phoenix Executive VUL policy - the insurance contract represented by this prospectus:

ACCOUNT: Phoenix Life Variable Universal Life Account. A separate investment account of Phoenix Life Insurance
Company.

ATTAINED AGE: The age of the insured on the birthday nearest the most recent Policy Anniversary.

CASH SURRENDER VALUE: The Cash Surrender Value is the policy value on the date of surrender less any debt.

CUSTOMER SERVICE CENTER: Our Phoenix COLI Customer Service Center (c/o Andesa TPA, Inc.) at 1605 N. Cedar Crest Boulevard, Suite 502, Allentown, PA, 18104-2351.

DEATH BENEFIT OPTION: The type of Death Benefit described in effect.

DUE PROOF OF DEATH: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

GUARANTEED INTEREST ACCOUNT: The Guaranteed Interest Account is not part of the Separate Account; it is part of Our general account.

DEBT: Unpaid Policy Loans with accrued interest.

IN FORCE: The policy has not terminated or otherwise lapsed in accordance with the Grace Period and Lapse Provision.

IN WRITING (WRITTEN NOTICE) (WRITTEN REQUEST): Is a written form signed by you, satisfactory to us and received at Our Customer Service Center or Our Main Administrative Office.

INSURED: The person upon whose life the policy is issued.

MAIN ADMINISTRATIVE OFFICE: Our COLI Administration Unit at One American Row, Hartford, CT, 06102-5056.

MAXIMUM GIA PERCENTAGE: The maximum percentage shown in the policy of any premium payment or transfer we allow to be allocated to the Guaranteed Interest Account.

MONTHLY CALCULATION DATE: The first monthly calculation date is the same day as the policy date. Subsequent monthly calculation dates are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation date.

NET AMOUNT AT RISK: On a Monthly Calculation Date it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.

PAYMENT DATE: The valuation date on which a premium payment or loan repayment is received at our VUL COLI Unit unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

POLICY ANNIVERSARY: The anniversary of the policy date.

POLICY DATE: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

POLICY MONTH: The period from one monthly calculation date up to, but not including, the next monthly calculation date.

POLICY VALUE: The sum of your policy's share in the value of each subaccount plus the value of your policy allocated to the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

SUBACCOUNTS: The accounts within our Separate Account to which non-loaned assets under the policy are allocated.

UNIT: A standard of measurement used to determine the share of this policy in the value of each subaccount of the Account.

VALUATION DATE: Every day the New York Stock Exchange is open for trading.

VALUATION PERIOD: The period in days from the end of one Valuation Date through the next Valuation Date.

WE (OUR, US): Phoenix Life Insurance Company.

YOU (YOUR): The owner of this policy at the time an owner's right is exercised.

Additional information about Phoenix Executive VUL (the "Policy") and the Phoenix Life Variable Universal Life Account (the "Account") is contained in the Policy's Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix COLI Administration Unit, One American Row, Hartford, CT 06102.

Information about the Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

Phoenix Life Insurance Company
A member of The Phoenix Companies Inc.
PhoenixWealthManagement.com
V614

Investment Company Act File No. 811-04721

[logo] PHOENIX WEALTH MANAGEMENT(R)

L0986PR (C) Phoenix Life Insurance Company       [logo] Printed on recycled paper.              9-03

                                     PART B

                        Version A Phoenix Corporate Edge
                  and Version B Phoenix Executive Benefit-VUL
                      are not being updated at this time.

================================================================================
                              PHOENIX EXECUTIVE VUL
================================================================================

                                                                     [VERSION C]

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY



STATEMENT OF ADDITIONAL INFORMATION                           SEPTEMBER 22, 2003

                                  ------------

                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Phoenix Executive VUL prospectus of the same date. You may obtain a copy of the prospectus without charge by writing Andesa TPA, Inc. at the address given below. Defined terms used in the current prospectus are incorporated herein by reference.


                                  ------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Phoenix Life Insurance Company...........................................     2

The Account..............................................................     2

The Policy...............................................................     3

Underwriter..............................................................     3

Performance History......................................................     3

Safekeeping of the Account's Assets......................................     9

Sales of Policies........................................................     9

State Regulation.........................................................    10

Reports..................................................................    10

Experts .................................................................    10

Separate Account Financial Statements....................................  SA-1

Company Financial Statements.............................................   F-1

                                 --------------

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:                            [ENVELOPE} ANDESA TPA, INC.
                                                                     1605 N Cedar Crest Blvd, Suite 502
                                                                                    Allentown, PA 18104
                                                                                      Tel. 610.439.5256

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Phoenix Life Insurance Company ("Phoenix") is a New York Stock Insurance Company and is a wholly owned subsidiary of The Phoenix Companies, Inc. a publicly traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


THE PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT (THE "ACCOUNT")
--------------------------------------------------------------------------------

Phoenix established the Account as a separate account under New York insurance law on June 17, 1985. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

New York law requires all income, gains or losses of the Account be credited to or charged against amounts placed in the Account without regard to the other income, gains and losses of Phoenix. The assets of the Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of Phoenix.

The Account is divided into subaccounts, each of which is available for allocation of policy value. We will determine whether marketing needs and investment conditions warrant the establishment of additional subaccounts, and the extent to which they would be made available to existing policy owners. Each subaccount will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective.

Phoenix does not guarantee the investment performance of the Account or any of its subaccounts. The policy value allocated to the Account depends on the investment performance of the underlying funds. You, as policy owner, bear the full investment risk for all monies invested in the Account.

REINVESTMENT AND REDEMPTION
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or if in our judgment, further investment in shares of any of the portfolios becomes inappropriate, we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected subaccount to another subaccount without penalty.

DETERMINATION OF SUBACCOUNT VALUES
We establish the unit value of each subaccount of the Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

    (A) + (B) - (D) where:
    ---------
       (C)

(A) = The value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) = The amount of any dividend capital gain distribution received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

(C) = The value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) = The Daily Tax Fee. This charge is currently zero, however, we reserve the right to charge the approximate amount of taxes and reserves for taxes on investment income and realized and unrealized capital gains and any other amount as may be assessed as a result of a change in any tax laws.

THE POLICY
--------------------------------------------------------------------------------

The number of units credited to a subaccount of the Account will be determined by dividing the portion of the net premium (total premium less the Premium Expense Charge) applied to that subaccount by the unit value of the subaccount on the payment date.

Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of Phoenix (and their spouses and children).

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
We will stop and void the policy if the insured person commits suicide within two years of the policy issue date. We will then return the policy value less any outstanding loans and refund any monthly deductions other than fees and charges.

INCONTESTABILITY
We may not contest this policy or any attached rider after it has been in force for 2 years provided the person insured is alive during that time.

MISSTATEMENT OF AGE OR SEX
If you incorrectly state the age or gender of the insured person we will adjust the death benefit to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the correct personal information.

SURPLUS
This is a nonparticipating policy and does not pay dividends.


UNDERWRITER
--------------------------------------------------------------------------------

PEPCO, an affiliate of Phoenix, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions. Phoenix directly bears all underwriting commission costs.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value. (see "Charges and Deductions").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

Example Calculation:

The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2002:

Value of hypothetical pre-existing account with exactly one
   unit at the beginning of the period:............................$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:........................................$1.000203
Calculation:
   Ending account value........................................... $1.000203
   Less beginning account value....................................$1.000000
   Net change in account value.....................................$0.000203
Base period return:
   (adjusted change/beginning account value).......................$0.000203
Current annual yield = return x (365/7) =..............................1.06%
Effective annual yield = [(1 + return)(365/7)] - 1 =...................1.06%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

Total Return: We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable policy charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than your original investment. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.

------------------------------------------------------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                          SERIES                           INCEPTION DATE     1 YEAR       5 YEARS       10 YEARS   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                         5/1/1990       -14.81%        -2.03%        6.19%          4.50%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-AIM Mid-Cap Equity Series                            10/29/2001      -10.89%         N/A           N/A           -4.33%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Alliance/Bernstein Enhanced Index Series             7/14/1997       -23.68%        -1.41%         N/A           -0.26%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Alliance/Bernstein Growth + Value Series             10/29/2001      -25.07%         N/A           N/A          -17.15%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Duff & Phelps Real Estate Securities Series           5/1/1995        12.08%        5.23%          N/A           12.51%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Engemann Capital Growth Series                       12/31/1982      -24.81%        -7.37%        3.99%          11.46%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Engemann Small & Mid-Cap Growth Series               8/15/2000       -28.80%         N/A           N/A          -29.03%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Goodwin Money Market Series                          10/8/1982        1.42%         4.23%         4.38%          5.87%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Goodwin Multi-Sector Fixed Income Series             12/31/1982       10.00%        4.66%         7.82%          9.40%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series           6/2/2003         N/A           N/A           N/A            N/A
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Hollister Value Equity Series                         3/2/1998       -21.93%         N/A           N/A           3.23%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Janus Flexible Income Series                         12/15/1999       10.62%         N/A           N/A           7.96%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Kayne Large-Cap Core Series                          8/12/2002         N/A           N/A           N/A           -3.45%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Kayne Small-Cap Quality Value Series                 8/12/2002         N/A           N/A           N/A           1.00%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Lazard International Equity Select Series            8/12/2002         N/A           N/A           N/A           -4.22%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Lazard Small-Cap Value Series                        8/12/2002         N/A           N/A           N/A           -2.12%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Lazard U.S. Multi-Cap Series                         8/12/2002         N/A           N/A           N/A           0.50%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Lord Abbett Bond-Debenture Series                    8/12/2002         N/A           N/A           N/A           6.36%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Lord Abbett Large-Cap Value Series                   8/12/2002         N/A           N/A           N/A           -0.76%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Lord Abbett Mid-Cap Value Series                     8/12/2002         N/A           N/A           N/A           0.04%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-MFS Investors Growth Stock Series                    12/15/1999      -28.84%         N/A           N/A          -19.81%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-MFS Investors Trust Series                           10/29/2001      -20.79%         N/A           N/A          -15.07%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-MFS Value Series                                     10/29/2001      -13.84%         N/A           N/A           -7.65%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Northern Dow 30 Series                               12/15/1999      -15.50%         N/A           N/A           -8.25%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Northern Nasdaq-100 Index(R) Series                   8/15/2000      -37.58%         N/A           N/A          -42.87%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Oakhurst Growth & Income Series                       3/2/1998       -22.51%         N/A           N/A           -1.34%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Oakhurst Strategic Allocation Series                 9/17/1984       -11.58%        4.02%         7.57%          10.60%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Sanford Bernstein Global Value Series                11/20/2000      -14.47%         N/A           N/A           -8.36%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                3/2/1998        -8.55%         N/A           N/A           0.92%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Sanford Bernstein Small-Cap Value Series             11/20/2000       -8.54%         N/A           N/A           5.82%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Seneca Mid-Cap Growth Series                          3/2/1998       -32.50%         N/A           N/A           0.36%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-Seneca Strategic Theme Series                        1/29/1996       -34.98%        -1.27%         N/A           2.83%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Phoenix-State Street Research Small-Cap Growth Series        8/12/2002         N/A           N/A           N/A           0.85%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
AIM V.I. Capital Appreciation Fund                            5/5/1993       -24.36%        -2.26%         N/A           7.32%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
AIM V.I. Premier Equity Fund                                  5/5/1993       -30.26%        -2.19%         N/A           7.84%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Alger American Leveraged AllCap Portfolio                    1/25/1995       -33.91%        3.25%          N/A           13.56%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Federated Fund For U.S. Government Securities II             3/28/1994        9.05%         6.75%          N/A           6.60%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Federated High Income Bond Fund II                            3/1/1994        1.39%         -0.35%         N/A           4.56%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
VIP Contrafund(R) Portfolio                                  11/3/1997        -9.42%        3.62%          N/A           3.44%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
VIP Growth Opportunities Portfolio                           11/3/1997       -21.92%        -6.42%         N/A           -5.48%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
VIP Growth Portfolio                                         11/3/1997       -30.20%        -0.46%         N/A           -0.36%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Mutual Shares Securities Fund                                11/8/1996       -11.81%        3.92%          N/A            6.50%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Templeton Foreign Securities Fund                            5/11/1992       -18.56%        -2.14%        7.65%          6.51%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Templeton Growth Securities Fund                             3/15/1994       -18.49%        1.41%                        6.21%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Rydex Variable Trust Juno Fund                                5/1/2003         N/A           N/A           N/A            N/A
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Rydex Variable Trust Nova Fund                                5/7/1997       -35.72%        -8.90%         N/A           -4.60%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Rydex Variable Trust Sector Rotation Fund                     5/1/2002         N/A           N/A           N/A          -22.40%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Scudder VIT EAFE(R) Equity Index Fund                        8/22/1997       -21.60%        -5.25%         N/A           -6.10%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Scudder VIT Equity 500 Index Fund                            10/1/1997       -22.31%        -0.83%         N/A           -0.43%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Technology Portfolio                                         11/30/1999      -48.97%         N/A           N/A          -36.42%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Wanger Foreign Forty                                          2/1/1999       -15.29%         N/A           N/A           3.07%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Wanger International Small Cap                                5/1/1995       -13.83%        5.22%          N/A           11.20%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Wanger Twenty                                                 2/1/1999        -7.62%         N/A           N/A           10.57%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------
Wanger U.S. Smaller Companies                                 5/1/1995       -16.81%        2.96%          N/A           13.02%
---------------------------------------------------------- --------------- ------------- ------------- ------------- ---------------

We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

   The Dow Jones Industrial Average(SM)
   First Boston High Yield Index
   Salomon Brothers Corporate Index
   Salomon Brothers Government Bond Index
   The Standard & Poor's 500 Index (S&P 500)

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

   Lipper Analytical Services
   Morningstar, Inc.
   Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

   Barron's
   Business Week
   Changing Times
   Forbes
   Fortune
   Consumer Reports
   Investor's Business Daily
   Financial Planning
   Financial Services Weekly
   Money
   The New York Times
   Personal Investor
   Registered Representative
   U.S. News and World Report
   The Wall Street Journal

The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or Andesa, TPA at the address on page one.


SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

We hold the Account's assets separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


SALES OF POLICIES
--------------------------------------------------------------------------------

Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970. WSG is licensed to sell Phoenix insurance policies as well as annuity contracts and funds of companies affiliated with Phoenix. WSG, a wholly owned Phoenix subsidiary, and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the policies pursuant to an underwriting agreement dated December 31, 1996. PEPCO, a Connecticut corporation incorporated on July 16, 1968, is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a wholly owned subsidiary of The Phoenix Companies, Inc. PEPCO is located at 56 Prospect Street in Hartford, Connecticut.

Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.


STATE REGULATION
--------------------------------------------------------------------------------

We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Insurance Commissioner. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include any supervision over the investment policies of the Account.


REPORTS
--------------------------------------------------------------------------------

We will furnish policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


EXPERTS
--------------------------------------------------------------------------------


The consolidated financial statements of Phoenix Life Insurance Company at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent accountants, given on the authority of said firm as experts in auditing and accounting.


Matthew A. Swendiman, Counsel, Joseph P. DeCresce, Counsel and Brian Giantonio, Vice President, Tax and ERISA Counsel, The Phoenix Companies, Inc., have provided advice on certain matters relating to the federal securities, state regulations and income tax laws, respectively, in connection with the contracts described in this prospectus.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
FINANCIAL STATEMENTS
DECEMBER 31, 2002


(As of the date of this prospectus, there have been no sales of the policies described, therefore, there are no financial statements available for the period indicated)

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 2002 AND 2001

                                TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                ------------
Report of Independent Accountants............................................................................        F-3

Consolidated Balance Sheet as of December 31, 2002 and 2001..................................................        F-4

Consolidated Statements of Income and Comprehensive Income for the years ended 2002, 2001 and
2000.........................................................................................................        F-5

Consolidated Statement of Cash Flows for the years ended 2002, 2001 and 2000.................................        F-6

Consolidated Statement of Changes in Stockholder's Equity for the years ended 2002, 2001 and
2000.........................................................................................................        F-7

Notes to Financial Statements................................................................................     F-8 - F-41

PRICEWATERHOUSECOOPERS [LOGO]
--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      100 Pearl Street
                                                      Hartford CT 06103-4508
                                                      Telephone (860) 241-7000
                                                      Facsimile (860) 241-7590



                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholder of Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related statements of income and comprehensive income, cash flows and changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
February 5, 2003

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                 ($ amounts in millions, except per share data)
                           DECEMBER 31, 2002 AND 2001


                                                                                                 2002             2001
                                                                                            ---------------  ---------------

ASSETS:
Available-for-sale debt securities, at fair value.......................................      $  11,836.8      $   9,607.7
Equity securities, at fair value........................................................            256.9            286.0
Mortgage loans, at unpaid principal balances............................................            468.8            535.8
Real estate, at lower of cost or fair value.............................................             69.6             83.1
Venture capital partnerships, at equity in net assets...................................            228.6            291.7
Affiliate equity and debt securities....................................................            187.4            330.6
Policy loans, at unpaid principal balances..............................................          2,195.9          2,172.2
Other investments.......................................................................            311.3            290.9
                                                                                            ---------------  ---------------
Total investments.......................................................................         15,555.3         13,598.0
Cash and cash equivalents...............................................................            970.8            547.9
Accrued investment income...............................................................            192.3            203.1
Premiums, accounts and notes receivable.................................................            224.9            175.1
Reinsurance recoverable balances........................................................             22.4             21.4
Deferred policy acquisition costs.......................................................          1,201.8          1,123.7
Deferred income taxes...................................................................             30.0             22.9
Goodwill and other intangible assets....................................................              3.1             22.6
Net assets of discontinued operations...................................................             20.8             20.8
Other general account assets............................................................            126.0            134.9
Separate account and investment trust assets............................................          5,793.1          5,570.0
                                                                                            ---------------  ---------------
TOTAL ASSETS............................................................................      $  24,140.5      $  21,440.4
                                                                                            ===============  ===============

LIABILITIES:
Policy liabilities and accruals.........................................................      $  12,680.0      $  11,846.4
Policyholder deposit funds..............................................................          3,395.7          1,515.2
Indebtedness............................................................................            175.0            175.0
Other general account liabilities.......................................................            378.4            505.7
Separate account and investment trust liabilities.......................................          5,793.1          5,564.9
                                                                                            ---------------  ---------------
TOTAL LIABILITIES.......................................................................         22,422.2         19,607.2
                                                                                            ---------------  ---------------

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARIES.........................................              1.7              1.1
                                                                                            ---------------  ---------------

STOCKHOLDER'S EQUITY:
Common stock, ($1,000 par value, 10,000 shares authorized and outstanding)..............             10.0             10.0
Additional paid-in capital..............................................................          1,712.0          1,712.0
Accumulated deficit.....................................................................            (79.8)            29.0
Accumulated other comprehensive income..................................................             74.4             81.1
                                                                                            ---------------  ---------------
TOTAL STOCKHOLDERS' EQUITY..............................................................          1,716.6          1,832.1
                                                                                            ---------------  ---------------
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY...........................      $  24,140.5      $  21,440.4
                                                                                            ===============  ===============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                 ($ amounts in millions, except per share data)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000


                                                                                2002             2001              2000
                                                                           ---------------  ---------------   ---------------

 REVENUES:
 Premiums...............................................................     $   1,081.9      $   1,112.7       $   1,147.4
 Insurance and investment product fees..................................           261.0            430.3             631.0
 Investment income, net of expenses.....................................           907.3            842.7           1,141.3
 Net realized investment gains (losses).................................           (17.5)           150.1              89.2
                                                                           ---------------  ---------------   ---------------
 TOTAL REVENUES.........................................................         2,232.7          2,535.8           3,008.9
                                                                           ---------------  ---------------   ---------------

 BENEFITS AND EXPENSES:
 Policy benefits, excluding policyholder dividends......................         1,436.1          1,406.7           1,409.8
 Policyholder dividends.................................................           401.8            400.1             378.0
 Policy acquisition cost amortization...................................            91.6            133.0             356.0
 Intangible asset amortization..........................................              .2             24.7              36.9
 Interest expense.......................................................            12.2             20.0              32.7
 Demutualization expenses...............................................            --               25.9              21.8
 Other operating expenses...............................................           290.3            470.6             604.5
                                                                           ---------------  ---------------   ---------------
 TOTAL BENEFITS AND EXPENSES............................................         2,232.2          2,481.0           2,839.7
                                                                           ---------------  ---------------   ---------------
 Income (loss) from continuing operations
   before income taxes and minority interest ...........................              .5             54.8             169.2
 Applicable income taxes (benefit)......................................           (15.4)           (15.4)             60.3
                                                                           ---------------  ---------------   ---------------
 Income (loss) from continuing operations before minority interest......            15.9             70.2             108.9
 Minority interest in net income of subsidiaries........................              .6              3.7              14.1
                                                                           ---------------  ---------------   ---------------
 INCOME (LOSS) FROM CONTINUING OPERATIONS...............................            15.3             66.5              94.8
 Income from discontinued operations....................................            --               --                 9.4
 Loss on disposal of discontinued operations............................            --               --               (20.9)
                                                                            ---------------  ---------------   ---------------
 INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES...........            15.3             66.5              83.3
 Cumulative effect of accounting changes:
 Goodwill and other intangible assets...................................           (10.3)            --                --
 Venture capital partnerships...........................................            --              (48.8)             --
 Securitized financial instruments......................................            --              (20.5)             --
 Derivative instruments.................................................            --                3.9              --
                                                                           ---------------  ---------------   ---------------
 NET INCOME (LOSS) .....................................................     $       5.0      $       1.1       $      83.3
                                                                           ===============  ===============   ===============


 COMPREHENSIVE INCOME:
 NET INCOME (LOSS)......................................................     $       5.0      $       1.1       $      83.3
                                                                           ---------------  ---------------   ---------------
 Net unrealized investment gains (losses)...............................           (25.7)            65.9              (1.3)
 Net unrealized derivative instruments gains............................             3.4              5.0              --
 Net unrealized foreign currency translation adjustment.................             1.2             (1.7)             (4.6)
 Minimum pension liability adjustment...................................            --               (8.3)              1.6
                                                                           ---------------  ---------------   ---------------
 OTHER COMPREHENSIVE INCOME (LOSS)......................................           (21.1)            60.9              (4.3)
                                                                           ---------------  ---------------   ---------------
 COMPREHENSIVE INCOME (LOSS)............................................     $     (16.1)     $      62.0       $      79.0
                                                                           ===============  ===============   ===============

The accompanying notes are an integral part of these financial statements

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000


                                                                                   2002            2001             2000
                                                                              --------------  --------------   --------------

 OPERATING ACTIVITIES:
 Income (loss) from continuing operations.................................    $       15.3    $       66.5     $       94.8
 Net realized investment (gains) losses...................................            17.5          (150.1)           (89.2)
 Amortization and depreciation............................................            20.5            43.2             56.8
 Investment loss (income).................................................            67.2            97.4           (297.7)
 Securitized financial instruments and derivatives........................             --              --               --
 Deferred income taxes (benefit)..........................................            (8.8)          (28.3)           (71.6)
 Increase in receivables..................................................           (50.9)          (76.9)           (54.0)
 Deferred policy acquisition costs (increase) decrease....................          (174.1)          (76.2)           183.2
 (Increase) decrease in policy liabilities and accruals...................           453.1           469.0            472.8
 Other assets and other liabilities net change............................           (57.9)           64.4             80.0
                                                                              --------------  --------------   --------------
 Cash from continuing operations..........................................           281.9           409.0            375.1
 Discontinued operations, net.............................................           (43.7)          (75.1)          (264.6)
                                                                              --------------  --------------   --------------
 CASH FROM OPERATING ACTIVITIES...........................................           238.2           333.9            110.5
                                                                              --------------  --------------   --------------


INVESTING ACTIVITIES:
Investment purchases.....................................................         (4,951.5)       (3,822.3)        (2,110.2)
Investment sales, repayments and maturities..............................          3,550.0         2,285.0          2,154.4
Subsidiary purchases.....................................................            --             (368.1)           (59.3)
Subsidiary sales.........................................................            --              659.8             14.1
Premises and equipment additions.........................................            (13.6)          (13.7)           (21.5)
Premises and equipment dispositions......................................            --              --                20.6
Discontinued operations, net.............................................             43.7            77.5            259.5
                                                                              --------------  --------------   --------------
CASH (FOR) FROM INVESTING ACTIVITIES.....................................         (1,371.4)       (1,181.8)           257.6
                                                                              --------------  --------------   --------------

 FINANCING ACTIVITIES:
 Policyholder deposit fund receipts, net .................................         1,669.9           689.8            140.2
 Other indebtedness proceeds .............................................            --             180.0             50.0
 Indebtedness repayments .................................................            --            (144.5)          (152.4)
 Common stock issuance ...................................................            --              10.0             --
 Common stock dividends paid..............................................          (113.8)         (132.3)            --
 Capital contributions from parent........................................                            78.6
 Minority interest distributions..........................................            --              (5.8)            (5.8)
 Other financing activities, net..........................................            --              --                3.2
                                                                              --------------  --------------   --------------
 CASH FROM FINANCING ACTIVITIES...........................................          1,556.1           675.8            35.2
                                                                              --------------  --------------   --------------
 CHANGE IN CASH AND CASH EQUIVALENTS......................................            422.9          (172.1)          403.3
 Cash and cash equivalents, beginning of year.............................            547.9           720.0           316.7
                                                                              --------------  --------------   --------------
 CASH AND CASH EQUIVALENTS, END OF YEAR...................................     $      970.8    $      547.9     $      720.0
                                                                              ==============  ==============   ==============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                 ($ amounts in millions, except per share data)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000


                                                                                2002             2001             2000
                                                                           ---------------  ---------------  ---------------

COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Transfer from retained earnings for common shares
   issued in demutualization (10,000 shares)...........................            --            1,722.0             --
Contribution from parent for transfer of additional minimum pension
   liability...........................................................          14.4               --               --

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Net income (loss)......................................................           5.0                1.1             83.3
Common stock dividends declared........................................        (113.8)            (132.3)
Transfer to common stock and additional paid-in capital
   for common shares issued in demutualization ........................            --           (1,722.0)            --
Demutualization contribution from parent ..............................            --              130.1             --
Policyholder cash payments and policy credits..........................            --              (41.5)            --
Equity adjustment for policyholder dividend obligation, net............            --              (30.3)            --
Other equity adjustments...............................................            --                3.2              5.9

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income (loss)......................................         (21.1)              60.9             (4.3)
                                                                           ---------------  ---------------  ---------------
CHANGE IN STOCKHOLDER'S EQUITY.........................................        (115.5)              (8.8)            84.9
Stockholder's equity, beginning of year................................       1,832.1            1,840.9          1,756.0
                                                                           ---------------  ---------------  ---------------
STOCKHOLDERS' EQUITY, END OF YEAR......................................       1,716.6            1,832.1          1,840.9
                                                                           ===============  ===============  ===============


The accompanying notes are an integral part of these financial statements

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           ($ amounts in millions, except per share and per unit data)
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000


1.       ORGANIZATION AND OPERATIONS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. Also, we have reclassified amounts for 2001 and 2000 to conform with 2002 presentations.

We have prepared these financial statements in accordance with generally accepted accounting principles (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of goodwill and other intangible assets, investments in debt and equity securities, venture capital partnerships and affiliates; pension and other postemployment benefits liabilities and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

In December 1999, we began the process of reorganizing and demutualizing our then principal operating company, Phoenix Home Life Mutual Insurance Company (Phoenix Home Life). We completed the process in June 2001, when all policyholder membership interests in the mutual company were extinguished and eligible policyholders of the mutual company received shares of common stock, $28.8 of cash and $12.7 of policy credits as compensation. Phoenix Home Life's retained earnings immediately following the demutualization (net of cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital valued at $1,722.0. To protect the future dividends of these policyholders, we also established a closed block for their existing policies, which we describe in
Note 6.

ACCOUNTING CHANGES

At the beginning of 2002, we adopted a new accounting standard for goodwill and other intangible assets and recorded the cumulative effect of the adoption as a charge to earnings. We describe the adoption of this standard further in Note 4. At the beginning of 2001, we adopted a new accounting standard for derivative instruments and recorded the cumulative effect of the adoption as a credit to both earnings and other comprehensive income. We describe the adoption further in Note 12. Also at the beginning of 2001, we changed our accounting for venture capital partnerships to remove the lag in reporting their operating results and recorded the effect of this change as a charge to earnings. Additionally, in the beginning of the second quarter of 2001, we adopted a new accounting pronouncement for securitized financial instruments and recorded the cumulative effect of the adoption as a charge to earnings. We describe these changes further in Note 3.

Unaudited pro forma information on income (loss) from continuing operations for the years 2001 and 2000 assuming retroactive application of the accounting changes for goodwill and other intangibles assets and venture capital partnerships follows:

                                                                       2001                              2000
                                                         ---------------------------------  --------------------------------
                                                           PRO FORMA           ACTUAL         PRO FORMA          ACTUAL
                                                         ---------------   ---------------  ---------------  ---------------

Income (loss) from continuing operations.............      $      76.9       $      66.5      $     (92.6)     $      94.8

At year-end 2002, there is a newly issued accounting pronouncement that may affect our future accounting for variable interest entities included in our consolidated financial statements (Note 7). We describe this pending pronouncement within the notes to which they pertain.

BUSINESS COMBINATIONS AND DISPOSITIONS

In January of 2001, Phoenix Life purchased the minority interest in Phoenix Investment Partners, Ltd. ("PXP"). This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold PXP and certain other subsidiaries to The Phoenix Companies. Consequently, Phoenix Life's 2000 consolidated results include 60% of PXP's results and 100% of certain other subsidiaries results, while Phoenix Life's 2001 results include 100% of the results of PXP and certain other subsidiaries through June 25, 2001. Had these transactions been completed at the beginning of 2000, our operating results would have differed. Selected operating information on an unaudited pro forma and an actual basis for the years 2002, 2001 and 2000 follows:

                                                                       2001                              2000
                                                         ---------------------------------  --------------------------------
                                                           PRO FORMA           ACTUAL         PRO FORMA          ACTUAL
                                                         ---------------   ---------------  ---------------  ---------------

Revenues.............................................     $  2,153.7        $  2,535.8       $  2,629.3       $  3,008.9
Income (loss) from continuing operations.............     $    (23.4)       $     66.5       $     58.4       $     94.8


2.       LIFE AND ANNUITY ACTIVITIES

The Life and Annuity activities includes individual life insurance and annuity products, including universal life, variable life, term life and fixed and variable annuities. It also includes the results of our closed block, which consists primarily of participating whole life products.

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

We recognize life insurance premiums, other than premiums for universal life and certain annuity contracts, as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, allow us to control exposure to potential losses arising from large risks and provide additional capacity for growth.

We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

   o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 for single life and joint first-to-die policies and $12 for joint last-to-die policies, with excess amounts ceded to reinsurers.
   o We reinsure 80% of the mortality risk on the in-force block of the Confederation Life business we acquired in December 1997.
   o We entered into two separate reinsurance agreements in October 1998 and July 1999 to reinsure 80% of the mortality risk on a substantial portion of our otherwise retained individual life insurance business.
   o We reinsure 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life and whole life products.
   o We assume and cede business related to the group accident and health block in run-off. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for continuing operations for the years 2002, 2001 and 2000 follows:

                                                                                2002             2001             2000
                                                                           ---------------  ---------------  ---------------

Direct premiums..........................................................    $   1,137.4      $   1,176.3      $   1,189.6
Premiums assumed from reinsureds.........................................           16.9              0.6             26.7
Premiums ceded to reinsurers.............................................          (72.4)           (64.2)           (68.9)
                                                                           ---------------  ---------------  ---------------
PREMIUMS ................................................................    $   1,081.9      $   1,112.7      $   1,147.4
                                                                           ===============  ===============  ===============
Percentage of amount assumed to net premiums.............................          1.6%             0.1%             2.3%
                                                                           ===============  ===============  ===============

Direct policy benefits incurred..........................................    $     420.9      $     385.7      $     373.6
Policy benefits assumed from reinsureds..................................           21.2             20.9             14.7
Policy benefits ceded to reinsurers......................................          (50.7)           (55.2)           (27.7)
                                                                           ---------------  ---------------  ---------------
POLICY BENEFITS..........................................................    $     391.4      $     351.4      $     360.6
                                                                           ===============  ===============  ===============

Direct life insurance in-force...........................................    $ 112,842.8      $ 105,517.9      $ 100,086.1
Life insurance in-force assumed from reinsureds..........................          440.9             28.1          1,562.9
Life insurance in-force ceded to reinsurers..............................      (74,265.8)       (69,127.0)       (64,354.3)
                                                                           ---------------  ---------------  ---------------
LIFE INSURANCE IN-FORCE..................................................    $  39,017.9      $  36,419.0      $  37,294.7
                                                                           ===============  ===============  ===============
Percentage of amount assumed to net insurance in-force...................          1.1%             0.1%             4.2%
                                                                           ===============  ===============  ===============

Irrevocable letters of credit aggregating $40.6 at year-end 2002 have been arranged with commercial banks in favor of us to collateralize the ceded reserves.

VALLEY FORGE LIFE INSURANCE

On July 23, 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation), effective July 1, 2002. The business acquired had a total account value of $557.0 at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance. The business acquired generated a loss of $17.2 ($11.2 after income taxes) for the year 2002.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In connection with the 1997 acquisition of the Confederation Life business, we recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred acquisition costs (DAC).

We amortize DAC and PVFP based on the related policy's classification. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date, resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

In the first quarter of 2002, we revised the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a non-recurring decrease in deferred policy acquisition cost amortization of $22.1 ($14.4 after income taxes). In the third quarter of 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, at the quarter-end we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $13.5 ($8.8 after income taxes) increase in policy acquisition cost amortization expense in the third quarter of 2002.

In the fourth quarter of 2000, we reallocated assets supporting our participating life policies. This asset reallocation resulted from the execution of our wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and a review of assets appropriate for the closed block that would be established if we reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation affected the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a non-recurring charge to earnings of $218.2 ($141.8 after income taxes).

The activity in deferred policy acquisition costs for the years 2002, 2001 and 2000 follows:

                                                                                  2002             2001            2000
                                                                             --------------   --------------  --------------

Direct acquisition costs deferred excluding acquisitions................       $    217.0       $    206.1      $    172.8
Acquisition costs recognized in Valley Forge Life acquisition...........             48.5             --              --
Costs amortized to expenses:
  Recurring costs related to operations.................................            (88.5)          (122.5)         (148.5)
(Cost) credit related to realized investment gains or losses............            (25.1)           (10.5)           10.7
  Non-recurring (cost) or credit for change in actuarial assumptions....             22.1             --            (218.2)
(Cost) or credit offsets to net unrealized investment gains or losses
  included in other comprehensive income................................            (95.9)            28.5          (116.6)
Equity adjustment for policyholder dividend obligation..................             --                3.1            --
                                                                             --------------   --------------  --------------
Change in deferred policy acquisition costs.............................             78.1            104.7          (299.8)
Deferred policy acquisition costs, beginning of year....................          1,123.7          1,019.0         1,318.8
                                                                             --------------   --------------  --------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR..........................       $  1,201.8       $  1,123.7      $  1,019.0
                                                                             ==============   ==============  ==============

POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in-force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 3.0% to 6.5% at year-end 2002, less administrative and mortality charges.

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 1.6% to 12.3%, less administrative charges. At year-end 2002 and 2001, there was $1,345.6 million and $369.9 million, respectively, in policyholder deposit funds with no associated surrender charges.


FAIR VALUE OF INVESTMENT CONTRACTS

For purposes of fair value disclosures (Note 12), we determine the fair value of guaranteed interest contracts, by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We valued the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

PARTICIPATING LIFE INSURANCE

Participating life insurance in-force was 45.5% and 50.4% of the face value of total individual life insurance in-force at year-end 2002 and 2001, respectively. The premiums on participating life insurance policies were 70.4%, 73.5% and 76.2% of total individual life insurance premiums in 2002, 2001, and 2000, respectively.

FUNDS UNDER MANAGEMENT

Activity in annuity funds under management for the years 2002, 2001 and 2000:

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Deposits.................................................................       $  2,258.4      $  1,492.9      $    687.0
Performance..............................................................           (338.0)         (563.1)         (415.2)
Fees.....................................................................            (58.8)          (67.3)          (78.2)
Benefits and surrenders..................................................           (777.3)         (516.6)         (633.4)
                                                                              --------------  --------------  --------------
Change in funds under management.........................................          1,084.3           345.9          (439.8)
Funds under management, beginning of year................................          4,749.1         4,403.2         4,843.0
                                                                              --------------  --------------  --------------
FUNDS UNDER MANAGEMENT, END OF YEAR......................................       $  5,833.4      $  4,749.1      $  4,403.2
                                                                              ==============  ==============  ==============


3.       INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities). Prior to 2001, we classified private placement debt securities as held-to-maturity and reported them at amortized cost, less any impairment. In connection with our conversion to a public company, in 2001 we reclassified these securities, when their carrying value was $2,338.8, to available-for-sale and recorded a $162.0 unrealized gain ($83.9 unrealized gain after offsets for applicable deferred policy acquisition costs and deferred income taxes) in other comprehensive income.

Fair value and cost of our debt securities at year-end 2002 and 2001 follows:

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

U.S. government and agency...........................     $      461.6      $      431.3     $      269.2     $      256.0
State and political subdivision......................            534.7             481.9            531.6            508.6
Foreign government...................................            183.9             168.4            326.7            293.7
Corporate............................................          5,427.9           5,076.5          4,332.1          4,290.3
Mortgage-backed......................................          3,099.9           2,901.9          2,540.2          2,476.6
Other asset-backed...................................          2,128.8           2,122.1          1,607.9          1,648.4
                                                         ---------------   ---------------  ---------------  ---------------
DEBT SECURITIES......................................     $   11,836.8      $   11,182.1     $    9,607.7     $    9,473.6
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block...............     $    6,418.0      $    5,939.8     $    5,739.5     $    5,630.7
                                                         ===============   ===============  ===============  ===============

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

We owned no non-income producing debt securities at year-end 2002 or 2001.

Fair value and cost of our equity securities at year-end 2002 and 2001 follows:

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

Hilb, Rogal and Hamilton common stock..................    $    11.1         $     2.6        $    --          $    --
Other equity securities................................        245.8             211.0            286.0            265.5
                                                         ---------------   ---------------  ---------------  ---------------
EQUITY SECURITIES......................................    $   256.9         $   213.6        $   286.0        $   265.5
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block.................    $    --           $    --          $    --          $    --
                                                         ===============   ===============  ===============  ===============

Hilb, Rogal and Hamilton Company (HRH) is a Virginia-based property and casualty insurance and employee benefit products distributor, traded on the New York Stock Exchange; we owned 6.4% of its common shares, as well as convertible debt securities, and, prior to November 2002, we had a contractual right to designate two nominees for election to its board of directors. In November 2002, we completed a transaction where it is no longer appropriate to consider HRH as an affiliate for accounting and reporting purposes.

Our ownership of HRH included common stock and convertible notes, which we received when we sold our property and casualty insurance distribution business to HRH in 1999. The common stock and the notes, if converted, would have represented 16.8% of HRH's common stock outstanding.

On November 12, 2002, we converted our HRH note into shares of HRH common stock, when our total HRH holdings had a total fair value of $167.1. On the following day, we sold shares of HRH common stock to The Phoenix Companies for $157.4.

As a result of these transactions, we recorded a gross realized investment gain of $107.1 in 2002. Net of offsets for applicable deferred policy acquisition costs, our realized gain was $38.8. We calculated our gains using the specific identification of the securities sold.

Gross and net unrealized gains and losses from debt and equity securities at year-end 2002 and 2001 follow:

                                                                          2002                            2001
                                                             -------------------------------  ------------------------------
                                                                 GAINS            LOSSES          GAINS           LOSSES
                                                             --------------   --------------  --------------  --------------

U.S. government and agency...............................      $    30.5        $    (0.2)      $    13.3       $    (0.1)
State and political subdivision..........................           53.1             (0.3)           24.7            (1.7)
Foreign government.......................................           20.2             (4.7)           34.1            (1.1)
Corporate................................................          442.7            (91.3)          145.5          (103.7)
Mortgage-backed..........................................          198.5             (0.5)           73.1            (9.5)
Other asset-backed.......................................           85.0            (78.3)           34.3           (74.8)
                                                             --------------   --------------  --------------  --------------
DEBT SECURITIES GAINS AND LOSSES.........................      $   830.0        $  (175.3)      $   325.0       $  (190.9)
                                                             ==============   ==============  ==============  ==============
EQUITY SECURITIES GAINS AND LOSSES.......................      $    58.7        $   (15.4)      $    52.4       $   (31.9)
                                                             ==============   ==============  ==============  ==============
NET GAINS................................................      $   698.0                        $   154.6
                                                             ==============                   ==============

MORTGAGE LOANS AND REAL ESTATE

We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired mortgages. We consider a mortgage loan to be impaired if we believe it is probable that we will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. We do not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful.

For purpose of fair value disclosures (Note 12), we estimated the fair value of mortgage loans by discounting the present value of scheduled loan payments. We based the discount rate on the comparable U.S. Treasury rates for loan durations plus spreads of 130 to 800 basis points, depending on our internal quality ratings of the loans. For in-process-of-foreclosure or defaulted loans, we estimated fair value as the lower of the underlying collateral value or the loan balance.

Our mortgage loans are diversified by property type, location and borrower. Mortgage loans are collateralized by the related properties and are generally no greater than 75% of the properties' value at the time the loans are originated. The fair values of our investments in mortgage loans and real estate by property type and geographic region and the fair value of our mortgage loans at year-end 2002 and 2001 follow:

                                                                     MORTGAGE LOANS                    REAL ESTATE
                                                              ------------------------------  ------------------------------
                                                                   2002            2001            2002            2001
                                                              --------------  --------------  --------------  --------------

PROPERTY TYPE:
Apartment buildings......................................       $   159.0       $   171.0       $    51.9       $    50.4
Office buildings.........................................           131.5           155.4            15.1            25.2
Retail stores............................................           151.5           170.4             2.6             7.5
Industrial buildings.....................................            42.2            52.0            --              --
Other....................................................             0.1             2.0            --              --
                                                              --------------  --------------  --------------  --------------
Subtotal.................................................           484.3           550.8            69.6            83.1
Less: valuation allowances...............................            15.5            15.0            --              --
                                                              --------------  --------------  --------------  --------------
MORTGAGE LOANS AND REAL ESTATE...........................       $   468.8       $   535.8       $    69.6       $    83.1
                                                              ==============  ==============  ==============  ==============

Amounts applicable to the closed block...................       $   373.2       $   386.5       $    --         $    --
                                                              ==============  ==============  ==============  ==============

                                                                     MORTGAGE LOANS                    REAL ESTATE
                                                              ------------------------------  ------------------------------
                                                                   2002            2001            2002            2001
                                                              --------------  --------------  --------------  --------------
GEOGRAPHIC REGION:
Northeast................................................      $    86.8        $   116.5       $    50.1       $    54.4
Southeast................................................          123.3            130.5            --              --
North central............................................          122.8            134.8             0.4             0.4
South central............................................           96.5            101.7            13.5            13.0
West.....................................................           54.9             67.3             5.6            15.3
                                                             ---------------  -------------   --------------  --------------
Subtotal ................................................          484.3            550.8            69.6            83.1
Less: valuation allowances...............................           15.5             15.0            --              --
                                                             ---------------  -------------   --------------  --------------
MORTGAGE LOANS AND REAL ESTATE...........................      $   468.8        $   535.8       $    69.6       $    83.1
                                                             ===============  =============   ==============  ==============

Fair value of mortgage loans.............................      $   488.2        $   554.1
                                                             ===============  =============


The carrying values of delinquent and in-process-of-foreclosure mortgage loans at year-end 2002 and 2001 were $5.6 and $5.6, respectively. The carrying values of mortgage loans on which the payment terms have been restructured or modified were $29.5 and $31.1 at year-end 2002 and 2001, respectively. We have provided valuation allowances for delinquent, in-process-of-foreclosure and restructured or modified mortgage loans. Activity in valuation allowances, which have been deducted in arriving at mortgage loan and real estate carrying values, for the years 2002, 2001 and 2000 follows:

                                                              MORTGAGE LOANS                           REAL ESTATE
                                               ----------------------------------------------  -----------------------------
                                                   2002            2001            2000            2001            2000
                                               --------------  --------------  --------------  --------------  -------------

Valuation allowance, beginning of year......     $    15.0       $     9.1       $    14.3       $     9.3       $     3.2
Additions charged to income.................           0.6             6.1             1.8            --               6.1
Deductions for write-offs and disposals.....          (0.1)           (0.2)           (7.0)           (9.3)           --
                                               --------------  --------------  --------------  --------------  -------------
VALUATION ALLOWANCE, END OF YEAR............     $    15.5       $    15.0       $     9.1       $    --         $     9.3
                                               ==============  ==============  ==============  ==============  =============

Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.5, $3.6 and $3.9 in 2002, 2001 and 2000, respectively. Actual interest income on these loans included in net investment income was $2.7, $2.4 and $3.1 in 2002, 2001 and 2000, respectively. The amount of interest foregone by non-income producing mortgage loans was $0.6 for the year 2002. There were no non-income producing mortgage loans during 2001.

VENTURE CAPITAL PARTNERSHIPS

We invest as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds. We also have direct equity investments in leveraged buyouts and corporate acquisitions.

We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships and estimating the earnings for any lag in reporting. In the first quarter of 2001, we changed our accounting for venture capital partnership earnings to eliminate the quarterly lag in information provided to us. We did this by estimating the change in our share of partnership earnings for the quarter. This change resulted in a $75.1 charge ($48.8 charge after income taxes), representing the cumulative effect of this accounting change on the fourth quarter of 2000.

To estimate the net equity in earnings of the venture capital partnerships for each quarter, we developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, we used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, we applied a public industry sector index to roll the value forward each quarter. We apply this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). Our methodology recognizes both downward and upward change in value of the underlying investee companies, but we do not exceed the last reported value by the partnerships. In addition, we annually revise the valuations we have assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships.

Our venture capital earnings are subject to variability. The components of net investment income related to venture capital partnerships for the years 2002, 2001 and 2000 follow:

                                                                                   2002            2001             2000
                                                                              --------------  --------------   --------------

Net realized gains (losses) on partnership cash and stock distributions..       $    (4.7)      $    17.8        $   223.3
Partnership operating expenses...........................................            (7.4)           (6.4)            (7.7)
Net unrealized gains (losses) on partnership investments.................           (47.2)          (95.9)            61.7
                                                                              --------------  --------------   --------------
VENTURE CAPITAL PARTNERSHIP NET INVESTMENT INCOME (LOSS).................       $   (59.3)      $   (84.5)       $   277.3
                                                                              ==============  ==============   ==============

Our investments in venture capital partnerships at year-end 2002 and 2001 by type of investment follow:

                                                                                                   2002            2001
                                                                                              --------------  --------------

Technology..............................................................................        $    25.0       $    41.3
Telecommunications......................................................................             10.2            19.1
Biotechnology...........................................................................             11.1            14.1
Health care.............................................................................              9.2            10.7
Consumer and business products and services.............................................             45.9            46.6
Financial services......................................................................             28.1            30.3
Other...................................................................................             50.6            57.8
                                                                                              --------------  --------------
Private holdings........................................................................            180.1           219.9
Public holdings.........................................................................             23.0            39.8
Cash and cash equivalents...............................................................             22.4            22.5
Other...................................................................................              3.1             9.5
                                                                                              --------------  --------------
VENTURE CAPITAL PARTNERSHIPS............................................................        $   228.6       $   291.7
                                                                                              ==============  ==============

Unfunded commitments....................................................................        $   154.7       $   166.8
                                                                                              ==============  ==============

Amounts applicable to the closed block:
Venture capital partnerships............................................................        $     0.8       $    --
                                                                                              ==============  ==============
Unfunded commitments....................................................................        $     3.4       $    --
                                                                                              ==============  ==============

The unfunded commitments can be drawn down by the various venture capital partnerships as necessary to fund their portfolio investments.

Investment activity in venture capital partnerships for the years 2002, 2001 and 2000 follows:

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Capital invested.........................................................       $    43.0       $    47.0       $    96.9
Equity in partnership earnings (losses)..................................           (59.3)          (84.5)          277.3
Cumulative effect of accounting change...................................            --             (75.1)           --
Realized loss on partnerships being sold.................................            (5.1)           --              --
Distributions of earnings received.......................................           (14.2)          (30.5)         (222.4)
Distributions of capital received........................................           (27.5)          (32.5)          (22.6)
                                                                              --------------  --------------  --------------
Change in venture capital partnerships...................................           (63.1)         (175.6)          129.2
Venture capital partnership investments, beginning of year...............           291.7           467.3           338.1
                                                                              --------------  --------------  --------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF YEAR.....................       $   228.6       $   291.7       $   467.3
                                                                              ==============  ==============  ==============

In February 2003, we reached an agreement to sell a 50% interest in certain of our venture capital partnerships to an outside party and transfer the remaining 50% interest to our closed block. The carrying value of the partnerships being sold and transferred totaled $53.5 after realizing a loss of $5.1 in year 2002 to reflect the proceeds being received. The unfunded commitments of the partnerships being sold and transferred totaled $28.1; the outside party and the closed block will each fund half of these commitments.

AFFILIATE EQUITY AND DEBT SECURITIES

Our investments in affiliate equity and debt securities represent investments in operating entities in which we own less than a majority of the outstanding common stock and where we exercise significant influence over the operating and financial policies of the companies. We use the equity method of accounting for our investments in common stock of these affiliates; we use fair value to report our investments in these affiliates' debt securities. For years prior to 2001, we considered our investments in Aberdeen and HRH debt securities as being held-to-maturity and reported them at amortized cost. In 2001, we transferred these securities to the available-for-sale category and recorded a $110.6 unrealized gain ($71.9 unrealized gain after income taxes).

We evaluate our equity method investments for an other than temporary impairment at each balance sheet date considering quantitative and qualitative factors including quoted market price of underlying equity securities, the duration the carrying value is in excess of fair value and historical and projected earnings and cash flow capacity

Carrying value and cost of investments in affiliates at year-end 2002 and 2001 follows:

                                                                          2002                            2001
                                                             -------------------------------  ------------------------------
                                                                CARRYING                        CARRYING
                                                                 VALUE            COST            VALUE           COST
                                                             --------------   --------------  --------------  --------------

 Aberdeen common stock...................................      $   119.3        $   109.1       $   103.9       $   109.1
 Aberdeen 7% convertible notes...........................           37.5             37.5           101.2            37.5
 Aberdeen 5.875% convertible bonds.......................           15.2             21.2            --              --
 HRH common stock........................................           --               --              18.7            15.9
 HRH 5.25% convertible notes.............................           --               --              78.9            32.0
 Other...................................................           15.4             26.5            27.9            13.4
                                                             --------------   --------------  --------------  --------------
AFFILIATE DEBT AND EQUITY SECURITIES.....................      $   187.4        $   194.3       $   330.6       $   207.9
                                                             ==============   ==============  ==============  ==============

The fair value based on quoted market price of our equity investment in Aberdeen was $43.6 and $221.1 at year-end 2002 and 2001.

ABERDEEN ASSET MANAGEMENT

Our ownership of Aberdeen common stock includes 4% of their outstanding shares that we purchased in May 2001 for $46.8 and 18% of their outstanding shares that we purchased between 1996 and 1999 for $62.3. Our ownership of Aberdeen convertible debt securities includes two issues: $37.5 in 7% convertible subordinated notes issued in 1996 and $19.0 in 5.875% convertible bonds issued in 2002. The notes mature on March 29, 2003, subject to four six-month extensions at Aberdeen's option with increasing interest rates for each extension. The bonds mature in 2007. The conversion prices for both the notes and the bonds are in excess of Aberdeen's common stock price at year-end 2002. The fair value of our investment in Aberdeen common stock, based on the London Stock Exchange closing price at year-end 2002 and 2001, was $43.6 and $221.1, respectively. The carrying value of our investment in Aberdeen on the equity method of accounting totaled $119.3 and $103.9 at year-end 2002 and 2001, respectively. The difference between our investment and our percentage of Aberdeen's net assets represents goodwill resulting from our acquisition of Aberdeen common stock.

A summary of Aberdeen's financial position on a U.K. GAAP basis of accounting at September 30, 2002 and 2001 (its fiscal year-end, converted to U.S. dollars at 2002 and 2001 exchange rates) and results of its operations and cash flows for each of the three years ending September 30, 2002 converted to U.S. dollars using the 2002, 2001 and 2000 average exchange rates follows:

                                                                                                   2002            2001
                                                                                              --------------  --------------

FINANCIAL POSITION
Cash and cash equivalents...............................................................        $    52.5       $    92.6
Other current assets....................................................................             95.8           102.0
Goodwill and other intangible assets....................................................            657.8           599.0
Other general account assets............................................................             86.5            71.0
Separate account assets.................................................................            411.8            82.2
                                                                                              --------------  --------------
Total assets............................................................................          1,304.4           946.8
                                                                                              --------------  --------------
Indebtedness............................................................................            429.8           338.3
Other general account liabilities.......................................................            129.1           204.7
Separate account liabilities............................................................            411.8            82.2
Preferred stockholders' equity..........................................................             33.3            47.0
                                                                                              --------------  --------------
Total liabilities and preferred stockholders' equity....................................          1,004.0           672.2
                                                                                              --------------  --------------
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS............................................        $   300.4       $   274.6
                                                                                              ==============  ==============


                                                                                  2002            2001            2000
                                                                              --------------  --------------  --------------

RESULTS OF OPERATIONS
Revenues.................................................................       $   289.9       $   264.0       $   179.4
Expenses.................................................................           262.8           228.4           126.7
                                                                              --------------  --------------  --------------
Income before income taxes...............................................            27.1            35.6            52.7
Income taxes.............................................................            16.8            13.9            15.2
                                                                              --------------  --------------  --------------
Net income...............................................................            10.3            21.7            37.5
Preferred stock dividends................................................             1.7             1.8            --
                                                                              --------------  --------------  --------------
NET INCOME APPLICABLE TO COMMON STOCKHOLDERS.............................       $     8.6       $    19.9       $    37.5
                                                                              ==============  ==============  ==============

CASH FLOWS
Cash from operating activities...........................................       $    20.7       $    35.5       $    65.6
Cash (for) from financing activities.....................................            (6.4)          260.6           (16.6)
Cash for investing activities............................................           (53.1)         (293.6)          (37.1)
                                                                              --------------  --------------  --------------
CASH FLOWS...............................................................       $   (38.8)      $     2.5       $    11.9
                                                                              ==============  ==============  ==============

The U.K. investment management industry and the split capital closed-end fund sector in particular have suffered a significant decline in investor confidence and liquidity since September 2001. Aberdeen has acted as a manager of certain of these funds and at its 2002 year-end the funds represented 5% of its assets under management. The U.K. Financial Services Authority has commenced a review of the split capital fund sector, including Aberdeen's managed funds. The U.K. Financial Ombudsman Service has also commenced a related review of one of the funds managed by Aberdeen.

On November 1, 2002, Aberdeen announced the results of a strategic review, which concluded that it should focus on its core strength of active management of equity and fixed income securities. Consistent with the review, Aberdeen subsequently announced its intentions to divest of a business segment that actively manages property investments and a conditional agreement to dispose of its rights to manage certain retail funds for cash consideration of $138.0.

Sources of equity in earnings of and interest earned from investments in affiliates for the years 2002, 2001 and 2000 follow:

                                                                                  2002            2001             2000
                                                                              --------------  --------------  ---------------

Aberdeen common stock dividends..........................................       $     3.8       $     6.3            $5.0
Equity in Aberdeen undistributed income (loss)...........................             2.3            (0.5)            2.0
Aberdeen 7% convertible notes............................................             2.6             2.6             2.6
Aberdeen 5.875% convertible bonds........................................             1.2            --              --
HRH common stock dividends...............................................             0.5             0.6             0.6
Equity in HRH undistributed income.......................................             2.5             1.9             0.6
HRH 5.25% convertible notes..............................................             1.3             1.7             1.7
Other....................................................................            (3.2)           (0.1)           (0.8)
                                                                              --------------  --------------  ---------------
AFFILIATE INVESTMENT INCOME..............................................       $    11.0       $    12.5       $    11.7
                                                                              ==============  ==============  ===============

In connection with the adoption of a new accounting standard for goodwill and other intangible assets (Note 4), we recorded a charge of $10.3 ($10.3 after income taxes) as the cumulative effect adjustment to reduce the carrying value of goodwill to its fair value for our equity investment in an Argentine financial services company in which we have a 50% interest that is reflected in the other category above.

POLICY LOANS AND OTHER INVESTED ASSETS

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. For purposes of fair value disclosures (Note 12), we estimate the fair value of fixed rate policy loans by discounting the present value of loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include leveraged lease investments and other partnership and joint venture interests. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements.

Other invested assets at year-end 2002 and 2001 follow:

                                                                                                   2002            2001
                                                                                              --------------  --------------

Transportation and other equipment leases...............................................        $    66.0       $    85.0
Separate account equity investments.....................................................             36.0            54.6
Mezzanine partnerships..................................................................             45.4            37.1
Affordable housing partnerships.........................................................             25.7            28.2
Derivative instruments (Note 12)........................................................             37.1            20.6
Other affiliate investments.............................................................              8.1             7.6
Equity investments in collateralized obligations........................................             17.8            18.8
Other partnership interests.............................................................             75.2            39.0
                                                                                              --------------  --------------
OTHER INVESTED ASSETS...................................................................        $   311.3       $   290.9
                                                                                              ==============  ==============

NET INVESTMENT INCOME

Sources of net investment income for the years 2002, 2001 and 2000 follow:

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Debt securities..........................................................       $   729.0       $   677.6       $   601.2
Equity securities........................................................             3.9             5.2            13.3
Mortgage loans...........................................................            40.4            45.0            54.6
Real estate..............................................................            13.9            16.1             9.2
Venture capital partnerships.............................................           (59.3)          (84.5)          277.3
Affiliate debt and equity securities.....................................            11.0            12.5            11.7
Other invested assets....................................................             3.2             7.1             3.4
Policy loans.............................................................           171.8           168.6           157.4
Cash and cash equivalents................................................            10.8            15.2            27.5
                                                                              --------------  --------------  --------------
Total investment income..................................................           924.7           862.8         1,155.6
Less: investment expenses................................................            17.4            20.1            14.3
                                                                              --------------  --------------  --------------
NET INVESTMENT INCOME....................................................       $   907.3       $   842.7        $1,141.3
                                                                              ==============  ==============  ==============

NET REALIZED INVESTMENT GAINS (LOSSES)

We recognize realized investment gains and losses on asset dispositions, when declines in fair value of debt and equity securities whose value, in our judgment, is considered to be other-than-temporarily impaired are written down to fair value as a charge to realized losses included in net income. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made. The new cost basis is not changed for subsequent recoveries in value. The closed block policyholder dividend obligation, applicable deferred policy acquisition costs, and applicable income taxes are reported separately as components of net income.

Effective April 1, 2001, we adopted a new accounting pronouncement for securitized financial instruments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine if there has been an other-than-temporary decline in value. Upon adoption of this pronouncement, we recorded a $31.6 charge ($20.5 charge after income taxes) as the cumulative effect of an accounting change.

Sources and types of net realized investment gains (losses) for the years 2002, 2001 and 2000 follow:

                                                                                   2002            2001            2000
                                                                              --------------  --------------  --------------

Debt securities..........................................................       $  (122.9)      $   (72.6)      $    (7.5)
Equity securities........................................................            (9.8)           --              --
Mortgage loans...........................................................            (0.6)           (6.1)           (1.8)
Real estate..............................................................            --              --              (6.1)
Venture capital partnerships.............................................            (5.1)           --              --
Other invested assets....................................................           (22.0)           (3.7)           --
                                                                              --------------  --------------  --------------
IMPAIRMENT LOSSES........................................................          (160.4)          (82.4)          (15.4)
                                                                              --------------  --------------  --------------
Debt securities gains....................................................            92.6            53.2             9.6
Debt securities losses...................................................           (45.9)          (31.5)          (56.5)
Equity securities gains..................................................           116.3            12.2           178.2
Equity securities losses.................................................           (22.4)          (21.0)          (31.4)
Mortgage loans...........................................................             0.2             7.1             4.8
Real estate..............................................................             4.0            (2.5)            1.8
Other invested assets....................................................            (1.9)          215.0            (1.9)
                                                                              --------------  --------------  --------------
NET TRANSACTION GAINS....................................................           142.9           232.5           104.6
                                                                              --------------  --------------  --------------
NET REALIZED INVESTMENT GAINS (LOSSES)...................................       $   (17.5)      $   150.1       $    89.2
                                                                              ==============  ==============  ==============
Closed block applicable policyholder dividend obligation (reduction).....           (40.3)          (15.4)           --
Applicable deferred acquisition costs (benefit)..........................            25.1            10.5           (10.7)
Applicable deferred income taxes (benefit)...............................             (.5)           53.4            32.9
                                                                              --------------  --------------  --------------
Offsets to realized investment gains (losses)............................           (15.7)           48.5            22.2
                                                                              --------------  --------------  --------------
NET REALIZED INVESTMENT GAINS (LOSSES) INCLUDED IN NET INCOME............       $    (1.8)      $   101.6       $    67.0
                                                                              ==============  ==============  ==============

UNREALIZED INVESTMENT GAINS (LOSSES)

We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable deferred income taxes.

Sources of net unrealized investment gains (losses) for the years 2002, 2001 and 2000 follow:

                                                                                2002             2001             2000
                                                                           ---------------  ---------------  ---------------

Debt securities..........................................................    $    520.6       $     89.7       $    213.8
Equity securities........................................................          22.8            (23.8)           (98.6)
Affiliate debt securities................................................        (116.5)           110.6             --
Other investments .......................................................          (1.1)             3.6             (0.6)
                                                                           ---------------  ---------------  ---------------
NET UNREALIZED INVESTMENT GAINS..........................................    $    425.8       $    180.1       $    114.6
                                                                           ===============  ===============  ===============

Net unrealized investment gains..........................................    $    425.8       $    180.1       $    114.6
                                                                           ---------------  ---------------  ---------------
Applicable policyholder dividend obligation..............................         369.4            108.8             --
Applicable deferred policy acquisition costs.............................          95.9            (28.5)           116.6
Applicable deferred income taxes (benefit)...............................         (13.8)            33.9             (0.7)
                                                                           ---------------  ---------------  ---------------
Offsets to net unrealized investment gains...............................         451.5            114.2            115.9
                                                                           ---------------  ---------------  ---------------
NET UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME (Note 10).......................    $    (25.7)      $     65.9       $     (1.3)
                                                                           ===============  ===============  ===============

CASH FLOWS

Investment purchases, sales, repayments and maturities for the years 2002, 2001 and 2000 follow:

                                                                                 2002            2001             2000
                                                                           ---------------  ---------------  ---------------

Debt security purchases................................................      $ (4,725.5)      $ (3,531.3)      $ (1,774.4)
Equity security purchases..............................................           (58.3)           (72.8)          (130.5)
Venture capital partnership investments................................           (43.0)           (47.0)           (96.9)
Affiliate equity and debt security purchases...........................           (28.0)           (46.8)            --
Other invested asset purchases.........................................           (73.0)           (57.4)           (45.7)
Policy loan advances, net..............................................           (23.7)           (67.0)           (62.7)
                                                                           ---------------  ---------------  ---------------
INVESTMENT PURCHASES...................................................      $ (4,951.5)      $ (3,822.3)      $ (2,110.2)
                                                                           ===============  ===============  ===============

Debt securities sales..................................................      $  1,805.1       $  1,219.5       $    921.9
Debt securities maturities and repayments..............................         1,305.6            824.7            526.0
Equity security sales..................................................           273.2            114.6            515.4
Mortgage loan maturities and principal repayments......................            67.7             58.7            126.6
Venture capital partnership capital distributions......................            28.5             30.7             37.9
Real estate and other invested assets sales............................            69.9             36.8             26.6
                                                                           ---------------  ---------------  ---------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES............................      $  3,550.0       $  2,285.0       $  2,154.4
                                                                           ===============  ===============  ===============

The maturities of debt securities and mortgage loans, by contractual sinking fund payment and maturity, at year-end 2002 are summarized in the following table. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, we may have the right to put or sell the obligations back to the issuers and mortgage loans may be refinanced. We did not refinance any mortgage loans during 2002 or 2001.

                                                                                                AFFILIATE
                                                                 DEBT           MORTGAGE          DEBT
                                                              SECURITIES         LOANS          SECURITIES         TOTAL
                                                             --------------   --------------  --------------   -------------

  Due in one year or less..............................       $   1,044.3      $      84.9     $      37.5      $   1,166.7
  Due after one year through five years................           3,613.3            240.5            21.2          3,875.0
  Due after five years through ten years...............           2,663.6             73.5            --            2,737.1
  Due after ten years..................................           3,860.9             69.9            --            3,930.8
                                                             --------------   --------------  --------------
                                                                                                               -------------
  TOTAL................................................       $  11,182.1      $     468.8     $      58.7      $  11,709.6
                                                             ==============   ==============  ==============   =============


4.       GOODWILL AND OTHER INTANGIBLE ASSETS

At the beginning of 2002, we adopted the new accounting standard for goodwill and other intangible assets, including amounts reflected in our carrying value of equity-method investments. Under this new standard, we discontinued recording amortization expense on goodwill and other intangible assets with indefinite lives, but we continue recording amortization expense for those intangible assets with definite estimated lives. For goodwill and indefinite-lived intangible assets, we perform impairment tests at the reporting-unit level at least annually. For purposes of the impairment test, the fair value of the reporting units is based on the sum of: a multiple of revenue, plus the fair value of the units tangible net fixed assets. Prior to 2002, we amortized goodwill principally over forty years and investment management contracts and employment contracts over five to sixteen years and three to seven years, respectively. All amortization expense has been and continues to be calculated on a straight-line basis.

Upon adoption of the new accounting standard, we recorded a cumulative effect charge of $10.4 to reduce the carrying value of goodwill and other intangible assets with indefinite lives to fair value related to an international equity investment.

The gross and net carrying amounts of goodwill and other intangible assets at year-end 2002 and 2001 follow:

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                             GROSS              NET             GROSS             NET
                                                         ---------------   ---------------  ---------------  ---------------

Goodwill.............................................      $     3.8         $     2.5        $     3.8        $     3.2
Other................................................            3.2                .6             21.8             19.4
                                                         ---------------   ---------------  ---------------  ---------------
GOODWILL AND OTHER INTANGIBLE ASSETS.................      $     7.0         $     3.1        $    25.6        $    22.6
                                                         ===============   ===============  ===============  ===============

Estimated intangible asset amortization for the next five years totals $0.5 as follows: 2003, $0.2; 2004, $0.2; 2005, $0.1 and $0.0 for 2006 and 2007.


5.       FINANCING ACTIVITIES

INDEBTEDNESS

We have recorded indebtedness at unpaid principal balances of each instrument. For purposes of fair value disclosures, we have determined the fair value of indebtedness based on contractual cash flows discounted at market rates.

Our surplus notes are an obligation of Phoenix Life and are due December 1, 2006. Interest payments are at an annual rate of 6.95%, require the prior approval of the Superintendent of Insurance of the State of New York (Superintendent) and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York insurance law. The notes have no early redemption provisions. New York insurance law provides that the notes are not part of the legal liabilities of Phoenix Life. The carrying value was $175.0 million for 2002 and 2001. The fair value was $182.5 million and $183.4 million at 2002 and 2001, respectively

In December 2002, The Phoenix Companies closed on a new $100, 364-day unfunded unsecured senior revolving credit facility. This facility replaced the $375.0 credit facility, which was terminated. The Phoenix Companies unconditionally guarantees any loans under the new facility to us. Base rate loans would bear interest at the greater of our lead bank's prime commercial rate or effective funds rate plus 0.5%. Eurodollar rate loans would bear interest at LIBOR plus an applicable margin. Credit facility covenants require The Phoenix Companies to maintain a minimum consolidated stockholders' equity of $1,700, a maximum consolidated debt-to-capital ratio of 30% and, for us, a minimum risk-based capital ratio of 225%. All credit facility covenants were complied with at year-end 2002. There were no borrowings on this credit line in 2002.

At year-end 2002, we had $10.6 of standby letters of credit primarily to cover any potential losses on certain reinsurance.

Interest expense on our indebtedness for the years 2002, 2001 and 2000 follows:

                                                                                  2002            2001            2000
                                                                              --------------  --------------  --------------

Surplus notes............................................................       $    12.2       $    12.2       $    12.2
Senior unsecured bonds...................................................            --              --              --
Bank credit facility and other indebtedness..............................            --               7.8            20.5
                                                                              --------------  --------------  --------------
TOTAL INTEREST EXPENSE...................................................       $    12.2       $    20.0       $    32.7
                                                                              ==============  ==============  ==============

INTEREST EXPENSE PAID....................................................       $    12.2       $    23.7       $    34.1
                                                                              ==============  ==============  ==============


6.       DEMUTUALIZATION AND CLOSED BLOCK

Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company (Phoenix Life).

Effective June 30, 2001, we adopted a new accounting pronouncement, which provided guidance on accounting by insurance enterprises for demutualization, including the emergence of earnings from and the financial presentation of the closed block established in connection with the demutualization. The pronouncement specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. We recorded a charge on adoption of $30.3 to equity representing the establishment of the policyholder dividend obligation along with the corresponding effect on deferred policy acquisition costs and deferred income taxes.

As specified in the plan of reorganization, Phoenix Life established a closed block as of December 31, 1999 to preserve over time the reasonable dividend expectations of individual life and annuity policyholders for which dividends were currently being paid or were expected to be paid under the then-current dividend scale. The closed block comprises a defined limited group of policies and a defined set of assets, is governed by a set of operating rules and it will continue in effect as long as any policy in the closed block remains in effect.

Phoenix Life allocated assets to the closed block in an amount we believed sufficient to produce cash flows which, together with anticipated premiums and other revenues from the policies included in the closed block, we expect to support payment of obligations relating to these policies. These obligations include the payment of claims, certain expenses, taxes and policyholder dividends, which we estimated to continue at rates in effect for 2000.

We use the same accounting principles to account for the participating policies included in the closed block as we used prior to the date of demutualization. The only accounting policy difference is the establishment of the policyholder dividend obligation, described below.

The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

In our financial statements, we present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected.

As closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earning contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

Summarized information on closed block assets and liabilities at year-end 2002 and 2001 and inception (December 31, 1999) and closed block revenues and expenses, changes in the policyholder dividend obligation and cash flows, all for the cumulative period from inception to year-end 2002, the year 2002 and from the date of demutualization (June 25, 2001) to year-end 2001, follow:

                                                                               2002              2001          INCEPTION
                                                                          ----------------  ---------------  ---------------

Debt securities........................................................     $  6,418.0        $  5,739.5       $  4,773.1
Policy loans...........................................................        1,399.0           1,407.1          1,380.0
Mortgage loans.........................................................          373.2             386.5            399.0
Venture capital partnerships...........................................            0.8              --               --
                                                                          ----------------  ---------------  ---------------
Total closed block investments.........................................        8,191.0           7,533.1          6,552.1
Cash and cash equivalents..............................................          200.2             176.6             --
Accrued investment income..............................................          110.9             125.6            106.8
Premiums receivable....................................................           42.1              41.1             35.2
Deferred income taxes..................................................          402.7             392.8            389.4
Other closed block assets..............................................           45.2              18.0              6.2
                                                                          ----------------  ---------------  ---------------
TOTAL CLOSED BLOCK ASSETS..............................................        8,992.1           8,287.2          7,089.7
                                                                          ----------------  ---------------  ---------------
Policy liabilities and accruals........................................        9,449.0           9,150.2          8,301.7
Policyholder dividends payable.........................................          363.4             357.3            325.1
Policyholder dividend obligation.......................................          547.3             167.2             --
Other closed block liabilities.........................................           24.2              48.8             12.3
                                                                          ----------------  ---------------  ---------------
TOTAL CLOSED BLOCK LIABILITIES.........................................       10,383.9           9,723.5          8,639.1
                                                                          ----------------  ---------------  ---------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS............     $  1,391.8        $  1,436.3       $  1,549.4
                                                                          ================  ===============  ===============

                                                                             CUMULATIVE          2002             2001
                                                                           ---------------  ---------------  ---------------

Premiums...............................................................     $   3,238.0      $   1,043.2      $     565.7
Net investment income .................................................         1,638.1            562.0            281.1
Net realized investment losses.........................................           (79.7)           (49.3)           (18.4)
                                                                           ---------------  ---------------  ---------------
TOTAL REVENUES.........................................................         4,796.4          1,555.9            828.4
                                                                           ---------------  ---------------  ---------------
Policy benefits, excluding dividends...................................         3,302.5          1,079.4            580.0
Policyholder dividends.................................................         1,153.0            390.0            190.8
Additional policyholder dividend obligation provision..................            23.9             10.7             13.2
Other operating expenses...............................................            39.0             10.3              6.1
                                                                           ---------------  ---------------  ---------------
TOTAL BENEFITS AND EXPENSES............................................         4,518.4          1,490.4            790.1
                                                                           ---------------  ---------------  ---------------
Closed block contribution to income before income taxes................           278.0             65.5             38.3
Applicable income taxes................................................            97.7             22.6             13.4
                                                                           ---------------  ---------------  ---------------
CLOSED BLOCK CONTRIBUTION TO INCOME....................................     $     180.3      $      42.9      $      24.9
                                                                           ===============  ===============  ===============

Unrealized investment gains............................................     $     478.2      $     369.4      $      38.5
Revenue in excess of benefits and expenses.............................            69.1             10.7             13.2
Revenue in excess of benefits and expenses ($45.2) and
  unrealized investment gains ($70.3) charges to retained earnings.....            --                --             115.5
Policyholder dividend obligation, beginning of period..................            --              167.2             --
                                                                          ----------------  ---------------  ---------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD........................     $     547.3      $     547.3      $     167.2
                                                                          ================  ===============  ===============

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. We recognize investment earnings on these invested assets, less deferred policy acquisition cost amortization and allocated expenses, as an additional source of earnings.


7.       SEPARATE ACCOUNTS AND INVESTMENT TRUSTS

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

Separate account assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered.

Investment trusts are assets held for the benefit of institutional clients which have investments in structured finance products offered by PXP. Structured finance products include collateralized debt and bond obligations backed by portfolios of public high yield bonds, emerging market bonds, commercial mortgage-backed and asset-backed securities and bank loans.

Investment trusts for which PXP is the sponsor and actively manages the assets, and for which there is not a substantive amount of outside third party equity investment in the trust, are consolidated in the financial statements. Our financial exposure is limited to our share of equity and bond investments in these vehicles and there are no financial guarantees from us, or recourse to us, for these investment trusts. Asset valuation changes are directly offset by changes in the corresponding liabilities. Fees are recorded when management services provided to the trusts are earned and are included in revenues.

Separate accounts and investment trusts at year-end 2002 and 2001 follow:

                                                                                                 2002             2001
                                                                                            ---------------  ---------------

Life and Annuity segment separate accounts..............................................      $  4,131.7       $  4,769.6
Corporate and Other segment separate accounts...........................................           239.5            255.6
                                                                                            ---------------  ---------------
Total separate accounts.................................................................         4,371.2          5,025.2
                                                                                            ---------------  ---------------
Phoenix CDO I ..........................................................................           150.4            160.1
Phoenix CDO II..........................................................................           377.2            384.7
Phoenix-Mistic 2002-1 CBO...............................................................           894.3             --
                                                                                            ---------------  ---------------
Total investment trusts.................................................................         1,421.9            544.8
                                                                                            ---------------  ---------------
TOTAL SEPARATE ACCOUNT ASSETS AND INVESTMENT TRUSTS.....................................      $  5,793.1       $  5,570.0
                                                                                            ===============  ===============

VARIABLE INTEREST ENTITIES

A new accounting standard was issued in January 2003 that interprets the existing standards on consolidation. It clarifies the application of standards of consolidation to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties (variable interest entities). Variable interest entities are required to be consolidated by their primary beneficiaries if they do not effectively disperse risks among all parties involved. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests. As required, on February 1, 2003, we adopted the new standard for variable interest entities created after January 31, 2003 and for variable interest entities in which we obtain an interest after January 31, 2003. We will adopt the new standard on July 1, 2003 for variable interest entities in which we hold a variable interest that we acquired before February 1, 2003. We are currently evaluating the effect of the adoption on our consolidated financial statements.

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may hold interests in those entities. We serve as the investment advisor to eight collateralized bond obligations (CBOs) that were motivated by bond market arbitrage opportunities, including the three in the table above. The eight CBOs have aggregate assets of $3 billion that are invested in a variety of fixed income securities and purchased from third parties. The CBOs reside in bankruptcy remote special purpose entities in which we neither provide recourse or guarantees. Our exposure under the new standard stems from our debt and equity investments in these CBOs in which affiliates earn advisory fees to manage the CBO portfolios. Our maximum exposure to loss with respect to the CBOs is $86.1 at year-end.


8.       INCOME TAXES

We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return.

The allocation of income taxes to elements of comprehensive income (loss) and between current and deferred for the years 2002, 2001 and 2000 follows:

                                                                                   2002            2001              2000
                                                                              --------------  --------------  --------------

CONTINUING OPERATIONS
Current................................................................         $     (6.6)     $     12.9      $    131.9
Deferred...............................................................               (8.8)          (28.3)          (71.6)
                                                                              --------------  --------------  --------------
CONTINUING OPERATIONS..................................................              (15.4)          (15.4)           60.3
Discontinued operations................................................               --              --              (5.9)
Cumulative effect of accounting changes................................               --             (35.2)           --
                                                                              --------------  --------------  --------------
NET INCOME (LOSS)......................................................              (15.4)     $    (50.6)     $     54.4
Other comprehensive income.............................................               (6.1)           31.2            (2.3)
                                                                              --------------  --------------  --------------
COMPREHENSIVE INCOME (LOSS)............................................         $    (21.5)     $    (19.4)     $     52.1
                                                                              ==============  ==============  ==============

Current................................................................         $     (6.6)     $     12.9      $    126.0
Deferred...............................................................              (14.9)          (32.3)          (73.9)
                                                                              --------------  --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO COMPREHENSIVE INCOME..............         $    (21.5)     $    (19.4)           52.1
                                                                              ==============  ==============  ==============

INCOME TAXES PAID (RECOVERED)..........................................         $     (2.2)     $    (47.0)     $    135.8
                                                                              ==============  ==============  ==============

For the years 2002, 2001 and 2000, the effective federal income tax rates applicable to income from continuing operations differ from the 35.0% statutory tax rate. Items giving rise to the differences and the effects are as follow:

                                                                                    2002           2001            2000
                                                                              --------------- --------------  --------------

Income taxes (benefit) at statutory rate...............................         $      .2       $    19.2       $    59.2
Tax advantaged investment income.......................................             (12.6)           (7.2)           (6.7)
Non-deductible intangible asset amortization and impairments...........              --              --               2.7
Minority interest in income of subsidiaries............................              --              --              (2.0)
Other, net.............................................................              (3.0)           (6.4)           (3.3)
Differential earnings (mutual life insurance company equity tax).......              --             (21.0)           10.4
                                                                              --------------- --------------  --------------
INCOME TAXES (BENEFIT) APPLICABLE TO CONTINUING OPERATIONS.............         $   (15.4)      $   (15.4)      $    60.3
                                                                              =============== ==============  ==============

Deferred income tax assets (liabilities) attributable to temporary differences at year-end 2002 and 2001 follow:

                                                                                                   2002            2001
                                                                                              --------------  --------------

Deferred income tax assets:
Future policyholder benefits............................................................        $   190.3       $   207.8
Unearned premiums / deferred revenues...................................................            129.3           133.6
Policyholder dividend obligation........................................................            113.3            16.3
Employee benefits.......................................................................             83.5            84.6
Intangible assets.......................................................................              2.6            --
Investments.............................................................................             93.3            68.7
Net operating loss carryover benefits...................................................             34.7            --
Foreign tax credits carryover benefits..................................................               .1            --
Other...................................................................................             28.0            --
                                                                                              --------------  --------------
GROSS DEFERRED INCOME TAX ASSETS........................................................            675.1           511.0
                                                                                              --------------  --------------
Deferred tax liabilities:
Deferred policy acquisition costs.......................................................           (282.1)         (234.1)
Investments.............................................................................           (348.6)         (235.0)
Other ..................................................................................            (14.4)          (19.0)
                                                                                              --------------  --------------
GROSS DEFERRED INCOME TAX LIABILITIES...................................................           (645.1)         (488.1)
                                                                                              --------------  --------------
DEFERRED INCOME TAX ASSET ..............................................................        $    30.0       $    22.9
                                                                                              ==============  ==============

We have elected to file a consolidated federal income tax return for 2002 and prior years with The Phoenix Companies. Within the consolidated tax return, we are required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

At year-end 2002, we had net operating losses of $99.1 for federal income tax purposes of which $1.3 expires in 2011, $1.3 expires in 2012, $24.6 expires in 2015, $15.6 expires in 2016 and $56.2 expires in 2017. The operating losses are primarily attributable to the life insurance group of subsidiaries. We believe that the tax benefits of these losses will be fully realized before their expiration. As a result, no valuation allowance has been recorded against the deferred income tax asset resulting from the net operating losses.

At year-end 2002, we had foreign tax credit carryover totaling $0.1, which is scheduled to expire in 2006. We expect to realize the benefits of the foreign tax credits, therefore, no valuation allowance has been recorded against this tax benefit.


9.       EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

MANAGEMENT RESTRUCTURING EXPENSE AND EMPLOYMENT AGREEMENTS

We have entered into agreements with certain key executives of both Phoenix Life and PXP that will, in certain circumstances, provide separation benefits upon the termination of the executive's employment by the company for reasons other than death, disability, cause or retirement, or by the executive for "good reason," as defined in the agreements. For most of these executives, the agreements provide this protection only if the termination occurs following (or is effectively connected with) the occurrence of a change of control, as defined in the agreements.

We recorded a non-recurring expense of $27.1 ($17.6 after income taxes) in 2002 primarily in connection with organizational and employment-related costs. In the fourth quarter of 2002, we recorded an additional non-recurring expense of $3.5 ($2.6 after income taxes) primarily associated with a work force reduction commitment.

EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies sponsors a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Companies' funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to The Phoenix Companies' pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by The Phoenix Companies. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Prior to June 25, 2001, Phoenix Life sponsored the aforementioned employee benefit plans. Effective June 25, 2001, Phoenix Life's parent, The Phoenix Companies, Inc., became the sponsor of these plans. Substantially all of our employees remained participants of the plans.

We recognize pension and other post-retirement benefit costs and obligations over the employees' expected service periods by discounting an estimate of aggregate benefits. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize an expense for our contributions to employee and agent savings plans at the time employees and agents make contributions to the plans. We also recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Effective with the change in sponsorship of employee benefit plans to our parent, the liability for the excess of accrued pension cost of each plan over the amounts contributed to the plans was recorded as an employee benefit liability due to parent. In addition, the allocated expense for each period is recorded as a liability due to parent.


Prior to the aforementioned change in plan sponsorship to our parent in 2001, we also recognized an additional liability for any excess of the accumulated benefit obligation of each plan over the fair value of plan assets. The offset to this additional liability is first recognized as an intangible asset, which is limited to unrecognized prior service, including any unrecognized net transition obligation. Any additional offsets are then recognized as an adjustment to accumulated other comprehensive income. Effective with the June 25, 2001 change in sponsorship of our pension plans to our parent, the additional liability for excess of accumulated benefit obligation over the plan assets became a direct liability of our parent. Accordingly we have accounted for this foregiveness of a liability by our parent as a capital contribution of $14.4 million as of January 1, 2002.


Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated and recorded as an expense and employee benefit liability to our parent.

The Phoenix Companies' changes in the plans' assets and projected benefit obligations for the years 2002 and 2001 follow:

                                                                        EMPLOYEE PLAN               SUPPLEMENTAL PLAN
                                                                 ----------------------------  -----------------------------
                                                                     2002           2001           2002           2001
                                                                 -------------  -------------  -------------- --------------

ASSETS:
Plan assets' actual return....................................     $   (43.2)     $   (28.4)     $    --        $    --
Employer contributions........................................          --             --              4.2            5.2
Participant benefit payments..................................         (24.2)         (21.3)          (4.2)          (5.2)
                                                                 -------------  -------------  -------------- --------------
Change in plan assets.........................................         (67.4)         (49.7)          --             --
Plan assets, beginning of year................................         395.1          444.8           --             --
                                                                 -------------  -------------  -------------- --------------
PLAN ASSETS, END OF YEAR......................................     $   327.7      $   395.1      $    --        $    --
                                                                 =============  =============  ============== ==============

PROJECTED BENEFIT OBLIGATION:
Service and interest cost accrual.............................     $   (36.5)     $   (33.5)     $   (12.0)     $   (11.0)
Actuarial gain (loss).........................................         (23.2)           0.2          (17.8)         (23.7)
Plan amendments...............................................         (11.8)          (4.3)          19.1          (14.5)
Curtailments..................................................          --            (12.2)          (0.6)          (2.2)
Participant benefit payments..................................          24.2           21.3            4.2            5.2
                                                                 -------------  -------------  -------------- --------------
Change in projected benefit obligation........................         (47.3)         (28.5)          (7.1)         (46.2)
Projected benefit obligation, beginning of year...............        (362.8)        (334.3)        (119.8)         (73.6)
                                                                 -------------  -------------  -------------- --------------
PROJECTED BENEFIT OBLIGATION, END OF YEAR.....................     $  (410.1)     $  (362.8)     $  (126.9)     $  (119.8)
                                                                 =============  =============  ============== ==============

The funded status of the plans at year-end 2002 and 2001 follows:

                                                                       EMPLOYEE PLAN                SUPPLEMENTAL PLAN
                                                               ------------------------------  -----------------------------
                                                                   2002            2001            2002            2001
                                                               --------------  --------------  --------------  -------------

Excess of accrued pension benefit cost
  over amount contributed to plan............................    $   (25.7)      $   (26.6)      $   (73.6)      $   (60.9)
Excess of accumulated benefit obligation over plan assets....        (25.3)           --             (37.9)          (40.8)
                                                               --------------  --------------  --------------  -------------
Accrued benefit obligation in other liabilities .............        (51.0)          (26.6)         (111.5)         (101.7)
Intangible asset  ...........................................         14.2            --              --              18.6
Minimum pension liability adjustment in
  accumulated other comprehensive income.....................         11.1            --              37.9            22.2
                                                               --------------  --------------  --------------  -------------
Funding status recognized in balance sheet ..................        (25.7)          (26.6)          (73.6)          (60.9)
                                                               --------------  --------------  --------------  -------------
Net unamortized gain (loss) .................................        (47.4)           55.4           (54.4)          (40.3)
Unamortized prior service (cost) credit .....................        (14.2)           (3.9)            1.1           (18.6)
Net unamortized transition asset ............................          4.9             7.4            --              --
                                                               --------------  --------------  --------------  -------------
Funding status unrecognized in balance sheet ................        (56.7)           58.9           (53.3)          (58.9)
                                                               --------------  --------------  --------------  -------------
PLAN ASSETS GREATER (LESS) THAN
  PROJECTED BENEFIT OBLIGATIONS, END OF YEAR ................    $   (82.4)      $    32.3       $  (126.9)      $  (119.8)
                                                               ==============  ==============  ==============  =============

At year-end 2002, we estimate minimum funding requirements for the employee pension plan of $138.0 through 2007, including $1.7 in 2003 and $8.6 in 2004.

OTHER POST-EMPLOYMENT BENEFITS. The funded status of the other post-retirement plans at year-end 2002 and 2001 follows:

                                                                                                  2002            2001
                                                                                              --------------  --------------

Accrued benefit obligation included in other liabilities................................        $  (106.4)      $  (108.7)
                                                                                              --------------  --------------
Net unamortized gain....................................................................             18.3            42.0
Unamortized prior service (costs) credits...............................................             13.9            (2.1)
                                                                                              --------------  --------------
Funding status unrecognized in balance sheet............................................             32.2            39.9
                                                                                              --------------  --------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR........................        $   (74.2)      $   (68.8)
                                                                                              ==============  ==============

The health care cost trend rate has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post-retirement benefit obligation by $3.1 and the annual service and interest cost by $0.4. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated post-retirement benefit obligation by $3.0 and the annual service and interest cost by $0.4.


10.      OTHER COMPREHENSIVE INCOME

We record unrealized gains and losses on available-for-sale securities, minimum pension liability adjustments in excess of unrecognized prior service cost, foreign currency translation gains and losses and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. Minimum pension liability adjustments in excess of unrecognized prior service cost are adjusted or eliminated in subsequent periods to the extent that plan assets exceed accumulated benefits. Foreign currency translation gains and losses are recorded in accumulated other comprehensive income until the foreign entity is sold or liquidated or the functional currency of that entity is deemed to be highly inflationary. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately.

Sources of other comprehensive income for the years 2002, 2001 and 2000 follow:

                                                        2002                      2001                      2000
                                             -------------------------------------------------------------------------------
                                                 GROSS          NET         GROSS         NET         GROSS         NET
                                             ------------- ------------ ------------- ------------ ------------ ------------

Gains (losses) on investments.............     $  683.0     $  141.4      $   86.5     $    6.9     $  205.2     $   57.6
Gains (losses) on affiliate debt securities      (116.5)       (75.7)        110.6         71.9         --           --
Net realized investment gains (losses)
  on available-for-sale securities
  included in net income..................       (140.7)       (91.4)        (17.0)       (12.9)       (90.6)       (58.9)
                                             ------------- ------------ ------------- ------------ ------------ ------------
Net unrealized investment gains (losses)..        425.8        (25.7)        180.1         65.9        114.6         (1.3)
Net unrealized derivative instruments
  gains...................................          5.3          3.4           7.7          5.0         --           --
Net unrealized foreign currency
  translation adjustment .................          7.1          1.2          (2.6)        (1.7)        (7.1)        (4.6)
Minimum pension liability adjustment......         --           --           (12.8)        (8.3)         2.5          1.6
                                             ------------- ------------ ------------- ------------ ------------ ------------
Other comprehensive income................        438.2     $  (21.1)        172.4     $   60.9        110.0     $   (4.3)
                                             ------------- ============ ------------- ============ ------------ =============
Applicable policyholder
  dividend obligation.....................        369.4                      108.8                      --
Applicable deferred policy acquisition
  cost amortization.......................         95.9                      (28.5)                    116.6
Applicable deferred income taxes (benefit)         (6.1)                      31.2                      (2.3)
                                             --------------             -------------             -------------
Offsets to other comprehensive income.....        449.9                      111.5                     114.3
                                             --------------             -------------             -------------
OTHER COMPREHENSIVE INCOME................     $  (21.1)                  $   60.9                  $   (4.3)
                                             ==============             =============             =============

Components of accumulated other comprehensive income at year-end 2002 and 2001 follows:

                                                                                  2002                      2001
                                                                        -------------------------- -------------------------
                                                                            GROSS         NET          GROSS         NET
                                                                        ------------- ------------ ------------- -----------

Unrealized gains on investments......................................     $  691.4     $   70.4     $  265.6     $   96.1
Unrealized gains on derivative instruments...........................         13.0          8.4          7.7          5.0
Unrealized currency translation adjustment...........................         (1.6)        (4.4)        (8.7)        (5.6)
Minimum pension liability adjustment.................................         --           --          (22.2)       (14.4)
                                                                        ------------- ------------ ------------- -----------
Accumulated other comprehensive income...............................        702.8     $   74.4        242.4     $   81.1
                                                                        ------------- ============= ------------ =============
Applicable policyholder dividend obligation..........................        478.2                     108.8
Applicable deferred policy acquisition costs.........................        106.3                      10.4
Applicable deferred income taxes.....................................         43.9                      42.1
                                                                        -------------             -------------
Offsets to other comprehensive income................................        628.4                     161.3
                                                                        -------------             -------------
ACCUMULATED OTHER COMPREHENSIVE INCOME...............................     $   74.4                  $   81.1
                                                                        =============             =============


11.      DISCONTINUED OPERATIONS

During 1999, we discontinued the operations of three of our business segments which in prior years had been reflected as reportable business segments: reinsurance operations, group life and health operations and real estate management operations. We sold several operations, had a signed agreement to sell one of the operations and we implemented plans to withdraw from the remaining businesses. The operating results of discontinued operations and the gain or loss on disposal are shown in the table below.

During 1999, we placed certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under those contracts.

We established reserves and reinsurance recoverables for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves and reinsurance recoverables are a net present value amount that is based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect under our finite reinsurance and other reinsurance to cover our losses and the likely legal and administrative costs of winding down the business.

Total reserves were $35.0 and $60.0 and total reinsurance recoverables were $65.0 and $30.0 at year-end 2002 and 2001, respectively. In addition, in 1999 we purchased finite aggregate excess-of-loss reinsurance to further protect us from unfavorable results from this discontinued business. The maximum coverage available from our finite reinsurance coverage is currently $120.0. The amount of our total financial provisions at year-end 2002 was therefore $90.0, consisting of reserves, less reinsurance recoverables, plus the amount currently available from our finite aggregate excess-of-loss reinsurance. Based on the most recent information, we did not recognize any additional reserve provisions during 2002 and 2001. In 2000, we increased reserves by $97.0 (before income taxes) to reflect expected deteriorating trends in claim experience and higher expenses.

We expect the additional reserves and aggregate excess-of-loss reinsurance coverage to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, we expect to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

A significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover organized and managed a group, or pool, of insurance companies (Unicover pool) and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. We were a member of the Unicover pool and we terminated our participation in the pool effective March 1, 1999. Additional information on reinsurance disputes is included in
Note 17.

In April 2000, we exited the group life and health business and sold all of the common stock of three subsidiaries and 97% of the common stock of another subsidiary, which was renamed GE Group Life Assurance Company to GE Financial Assurance Holdings, Inc. (GE). We retained the remaining 3.0% of that insurer. The sales proceeds totaled $283.9, with $238.9 in cash and $45.0 in common stock, representing a 3.1% interest in GE Life and Annuity Assurance Company, a subsidiary of GE. In October 2000, we also sold all of the common stock of two other life and health subsidiaries to GE. The sales proceeds totaled $2.0. The net gain on the sales of $71.7 is reported as gain on disposal of discontinued operations. We have the right to put these shares of GE Group Life Assurance Company and GE Life and Annuity Assurances Company to GE beginning in 2005.

In May 2000, we sold our investment in 50% of the outstanding common stock of a real estate property management firm, for $6.0. The transaction resulted in a loss of $0.6.

The operating results of discontinued operations and the loss on disposal for the year 2000 are presented below. There were no additional operating results for the years ended 2002 and 2001. Earnings from discontinued operations follow:

                                                                               GROUP LIFE      REAL ESTATE
                                                              REINSURANCE      AND HEALTH      MANAGEMENT         TOTAL
                                                             --------------   --------------  --------------   -------------

REVENUE...................................................     $     --         $    117.6      $      0.4       $   118.0
                                                             ==============   ==============  ==============   =============

Income from discontinued operations
  before income taxes.....................................     $     --         $     14.8      $     (0.3)      $    14.5
Applicable income taxes (benefit).........................           --                5.2            (0.1)            5.1
                                                             --------------   --------------  --------------   -------------
INCOME FROM DISCONTINUED OPERATIONS.......................     $     --         $      9.6      $     (0.2)      $     9.4
                                                             ==============   ==============  ==============   =============

Gain (loss) on disposal of discontinued operations........     $   (103.0)      $     71.7      $     (0.6)      $   (31.9)
Applicable income taxes (benefit).........................          (36.0)            25.2            (0.2)          (11.0)
                                                             --------------   --------------  --------------   -------------
LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS...............     $    (67.0)      $     46.5      $     (0.4)      $   (20.9)
                                                             ==============   ==============  ==============   =============

We have excluded assets and liabilities of the discontinued operations from the assets and liabilities of continuing operations and separately identified them on our balance sheet.


12.      FAIR VALUE OF FINANCIAL INSTRUMENTS AND DERIVATIVE INSTRUMENTS

The carrying amounts and estimated fair values of financial instruments at year-end 2002 and 2001 follow:

                                                                       2002                              2001
                                                         ---------------------------------  --------------------------------
                                                            CARRYING           FAIR            CARRYING          FAIR
                                                             VALUE             VALUE            VALUE            VALUE
                                                         ---------------   ---------------  ---------------  ---------------

Cash and cash equivalents..........................        $     970.8       $     970.8      $     547.9      $     547.9
Debt securities (Note 3) ..........................           11,836.8          11,836.8          9,607.7          9,607.7
Equity securities (Note 3).........................              256.9             256.9            286.0            286.0
Mortgage loans (Note 3)............................              468.8             488.2            535.8            554.1
Derivative financial instruments...................               37.1              37.1             20.6             20.6
Policy loans (Note 3)..............................            2,195.9           2,367.9          2,172.2          2,252.9
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL ASSETS...................................        $  15,766.3       $  15,957.7      $  13,170.2      $  13,269.2
                                                         ===============   ===============  ===============  ===============
Investment contracts...............................        $   3,428.5       $   3,514.7      $   1,548.7      $   1,549.4
Indebtedness (Note 5)..............................              175.0             182.5            175.0            183.4
Derivative financial instruments...................               26.5              26.5              9.7              9.7
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL LIABILITIES..............................        $   3,630.0       $   3,723.7      $   1,733.4      $   1,742.5
                                                         ===============   ===============  ===============  ===============

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

All derivative instruments are recognized on the balance sheet at fair value. Generally, each derivative is designated according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Changes in the fair value of foreign currency swaps used as hedges of the fair value of foreign currency denominated assets are reported in current period earnings with the change in value of the hedged asset attributable to the hedged risk. Cash flow hedges are generally accounted for under the shortcut method with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net investment income in the period incurred.

CASH FLOW HEDGES

We currently hold interest rates swaps that effectively convert variable rate bond cash flows to fixed cash flows in order to better match the cash flows of associated liabilities. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness was recorded in earnings for 2002 and 2001. We do not expect to reclassify any amounts reported in accumulated other comprehensive income into earnings over the next twelve months with respect to these hedges.

We recognized an after-tax gain of $1.8 and $3.0 for the years 2002 and 2001 in accumulated other comprehensive income related to changes in fair value of interest rate forward swaps designated as cash flow hedges of the forecasted purchase of assets. At year-end 2002 we expect to reclassify into earnings over the next twelve months $0.6 of the deferred after tax gains on these derivative instruments. For the year 2001, we reclassified an after-tax gain of $0.3 to net realized investment gains related to these same derivatives.

NON-HEDGING DERIVATIVES

We also hold interest rate swaps that were initially entered into as hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities. Subsequently, offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased.

On January 1, 2001, we recorded a net-of-tax cumulative effect adjustment of $1.3 (gain) in earnings to recognize at fair value all derivatives that were designated as fair-value hedging instruments. We recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. We also recorded a net-of-tax cumulative effect adjustment of $1.1 (gain) in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments. For derivative instruments that were not designated as hedges, we also recorded a cumulative effect adjustment of $6.9 in earnings, ($3.9 after income taxes) in earnings to recognize these instruments at fair value.

We held the following positions in derivative instruments at year-end 2002 and 2001 at fair value:

                                                                                     2002                          2001
                                                                         ----------------------------  ----------------------------
                                             NOTIONAL
                                             AMOUNT(1)     MATURITY(1)       ASSET        LIABILITY        ASSET        LIABILITY
                                           -------------  -------------  -------------  -------------  -------------  -------------
Interest rate swaps:
  Fair value hedges.........................  $   --            --        $    --        $    --        $     2.9       $  --
  Cash flow hedges..........................       30         2007              5.6           --              3.1           0.5
  Non hedges................................      360         2007             30.7           26.5           13.8           9.2
Other.......................................      135        2003-08            0.8           --              0.8          --
                                           -------------  -------------  -------------  -------------  -------------  -------------
TOTAL DERIVATIVE INSTRUMENT POSITIONS.......  $   525                     $    37.1      $    26.5      $    20.6       $   9.7
                                           =============                 =============  =============  =============  =============

We are exposed to credit risk in the event of nonperformance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. The credit exposure of these instruments is the

-----------------------
(1) Notional amounts and maturities relate to contracts in effect at December 31, 2002.

positive fair value at the reporting date, or $37.1 and $20.6 at year-end 2002 and 2001, respectively. We consider the likelihood of any material loss on these instruments to be remote.

13.      PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS

Our insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities.

As of January 1, 2001 the New York Insurance Department adopted the National Association of Insurance Commissioner's (NAIC) Codification of Statutory Accounting Principles guidance, with the exception for accounting for deferred income taxes. Codification guidance replaced the accounting practices and procedures manual as the NAIC's primary guidance on statutory accounting; it also provides guidance for areas where statutory accounting has been silent and changed current statutory accounting in other areas. The effect of adoption decreased the statutory surplus of our insurance subsidiaries by $66.4, primarily as a result of non-admitting certain assets and recording increased investment reserves. As of year-end 2002, the New York Insurance Department adopted the NAIC codification guidance for accounting for deferred income taxes. As a result, Phoenix Life recorded a $135.8 increase to surplus at December 31, 2002.

At year-end 2002, statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily as follows:

   o     policy acquisition costs are expensed when incurred;
   o     investment reserves are based on different assumptions;
   o     surplus notes are included in surplus rather than debt;
   o post-retirement benefit expense allocated to Phoenix Life relate only to vested participants and expense is based on different assumptions and reflect a different method of adoption;
   o     life insurance reserves are based on different assumptions; and
   o net deferred income tax assets in excess of 10% of previously filed statutory capital and surplus plus carry back potential are not recorded.

Statutory financial data for Phoenix Life at year-end 2001 and 2002 and for the years 2002, 2001 and 2000 are as follows:

                                                                                  2002             2001            2000
                                                                             --------------   --------------  --------------

Statutory capital and surplus, and asset valuation reserve...............      $ 1,008.0        $ 1,371.3       $ 1,882.5
Statutory gain from operations...........................................      $    44.5        $   119.9           266.4
Statutory net income (loss)..............................................      $     7.5        $   (13.4)      $   266.1

New York Insurance Law requires that New York life insurers report their risk based capital (RBC). RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York insurance law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries' RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) at year-end 2002 and 2001.

Under New York Insurance Law, Phoenix Life can pay stockholder dividends to us in any calendar year without prior approval in the amount of the lesser of 10% of Phoenix Life's capital and surplus as of the immediately preceding calendar year or Phoenix Life's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $113.8 and $132.3 in 2002 and

2001, respectively, and will be able to pay dividends of $44.5 in 2003 without prior approval from the New York Insurance Department. Any additional dividend payments in 2003 are subject to the discretion of the New York Superintendent of Insurance.


14.      PREMISES AND EQUIPMENT

Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation. We depreciate real estate on the straight-line method over 10 to 45 years. We depreciate equipment primarily on the modified accelerated method over 3 to 10 years. We depreciate leasehold improvements over the terms of the related leases.

Premises and equipment are included in other general account assets in our balance sheet. Cost and carrying value at year-end 2002 and 2001 follows:

                                                                             2002                          2001
                                                                 -----------------------------  ----------------------------
                                                                                   CARRYING                      CARRYING
                                                                     COST           VALUE           COST          VALUE
                                                                 -------------   -------------  -------------  -------------

Real estate...................................................     $  155.5        $   72.1       $  157.1       $   79.1
Equipment.....................................................        134.7            26.0          131.6           23.1
                                                                 -------------   -------------  -------------  -------------
PREMISES AND EQUIPMENT........................................     $  290.2        $   98.1       $  288.7       $  102.2
                                                                 =============   =============  =============  =============

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $12.1, $13.4 and $14.1 in 2002, 2001 and 2000, respectively. Future minimum rental payments under non-cancelable operating leases for continuing operations were $24.6 at year-end 2002, payable as follows: 2003, $8.7; 2004, $6.4; 2005, $4.7; 2006, $2.6; 2007, $1.8 and $0.4
thereafter.


15.      RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; PXP, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

PXP, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g. general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $3.7 million for the six months ended December 31, 2001 and $8.2 million for the twelve months ended December 31, 2002. Amounts payable to the affiliated investment advisors were $546 and $565 thousand, as of December 31, 2001 and 2002, respectively. Variable product separate accounts fees, net of reimbursement were $3.1 million for the six months ended December 31, 2001 and $5.3 million for the twelve months ended December 31, 2002.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with PXP, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. The average blended interest rate was approximately 5% and 4% for the years ended December 31, 2001 and 2002, respectively. The loan agreement requires no principal repayment prior to maturity.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 PXP was no longer a subsidiary of Phoenix Life due to the transfer to The Phoenix Companies. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $26.5 million for the six months ended December 31, 2001 and $43.5 million for the twelve months ended December 31, 2002. Amounts payable to PEPCO were $4.7 million and $3.3 million, as of December 31, 2001 and 2002, respectively.

In 2001, Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

State Farm Mutual Automobile Insurance Company (State Farm) currently owns of record more than 5 percent of The Phoenix Companies' outstanding common stock. In 2002, we paid approximately $10.7 million, as compensation for the sale of our insurance and annuity products, to entities which were either subsidiaries of State Farm or owned by State Farm employees.


16.      CONTINGENT LIABILITIES

As described in Note 13, a significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). We are involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, we are involved in several proceedings in which the pool members assert that they can deny coverage to certain insurers that claim that they purchased reinsurance coverage from the pool.

Further, we were, along with Sun Life Assurance of Canada (Sun Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, we joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, we and Sun Life sought to cancel our retrocession agreements on the grounds that material misstatements and nondisclosures were made to us about, among other things, the amount of risks we would be reinsuring. The arbitration proceeded only with respect to the Unicover pool because we, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000. On October 8, 2002, the arbitration panel issued its decision. The financial implications of the decision are consistent with our current financial provisions.

In our capacity as a retrocessionaire of the Unicover business, we had an extensive program of our own reinsurance in place to protect us from financial exposure to the risks we had assumed. Currently, we are involved in separate arbitration proceedings with certain of our own retrocessionaires which are seeking on various grounds to avoid paying any amounts to us. Because the same retrocession program that covers our Unicover business covers a significant portion of our other remaining group accident and health reinsurance business, we could have additional material losses if one or more of our retrocessionaires successfully avoids its obligations.

During 2000, we reached settlements with several of the companies involved in Unicover. In January 2000, we and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group (EBI/Orion), by which all pool members were released from their obligations as reinsurers of EBI/Orion. Also in January 2000, we settled with Reliance Insurance Company (Reliance) and its parent Reliance Group Holdings, Inc. and were released from our obligations as a reinsurer of the so-called Reliance facility. In March 2000, we settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing us from our obligation as a reinsurer of the so-called Lincoln facility. In May 2000, we reached an agreement with one of our retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions we established in 1999. There was no effect on net income resulting from these settlements for year-end 2000.

A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which we participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and we believe that similar discussions will follow for the remaining years. Although we are vigorously defending our contractual rights, we are actively involved in the attempt to reach negotiated business solutions.

Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is our opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on our financial position.

PHOENIX LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2003

                                TABLE OF CONTENTS

PART I.   FINANCIAL INFORMATION                                             Page

Item 1.   Consolidated Financial Statements:

           Consolidated Balance Sheet at June 30, 2003 (unaudited) and
             December 31, 2002...........................................     3
           Consolidated Statement of Income, Comprehensive Income and
             Changes in Stockholder's Equity (unaudited).................     4
           Consolidated Statement of Cash Fows for the six months ended
             June 30, 2003 and 2002 (unaudited)..........................     5
           Notes to Consolidated Financial Statements for the six months
             ended June 30, 2003 and 2002 (unaudited)....................     6

                                     PART I.
                              FINANCIAL INFORMATION

ITEM 1.   CONSOLIDATED FINANCIAL STATEMENTS

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                             ($ amounts in millions)
                 JUNE 30, 2003 (UNAUDITED) AND DECEMBER 31, 2002

                                                                                                 2003             2002
                                                                                            ---------------  ---------------
ASSETS:
Available-for-sale debt securities, at fair value.......................................      $  13,195.6      $  11,889.5
Equity securities, at fair value........................................................            206.3            256.9
Mortgage loans, at unpaid principal balances............................................            353.5            468.8
Venture capital partnerships, at equity in net assets...................................            237.1            228.6
Affiliate equity securities, at cost plus equity in undistributed earnings..............             42.5            134.7
Policy loans, at unpaid principal balances..............................................          2,212.2          2,195.9
Other investments.......................................................................            397.0            380.9
                                                                                            ---------------  ---------------
TOTAL INVESTMENTS.......................................................................         16,644.2         15,555.3
Cash and cash equivalents...............................................................            577.4            970.8
Accrued investment income...............................................................            217.5            192.3
Receivables.............................................................................            233.8            247.3
Deferred policy acquisition costs.......................................................          1,215.7          1,201.8
Deferred income taxes...................................................................             35.5             30.0
Goodwill and other intangible assets....................................................              4.4              3.1
Other general account assets............................................................            123.3            146.8
Separate account and investment trust assets............................................          6,643.2          5,793.1
                                                                                            ---------------  ---------------
TOTAL ASSETS............................................................................      $  25,695.0      $  24,140.5
                                                                                            ===============  ===============

LIABILITIES:
Policy liabilities and accruals.........................................................      $  13,043.6      $  12,680.0
Policyholder deposit funds..............................................................          3,744.5          3,395.7
Indebtedness............................................................................            175.0            175.0
Other general account liabilities.......................................................            383.3            378.4
Separate account and investment trust liabilities.......................................          6,643.2          5,793.1
                                                                                            ---------------  ---------------
TOTAL LIABILITIES.......................................................................         23,989.6         22,422.2
                                                                                            ---------------  ---------------

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF CONSOLIDATED SUBSIDIARIES............................              5.3              1.7
                                                                                            ---------------  ---------------

STOCKHOLDER'S EQUITY:
Common stock, $1,000 par value: 10,000 shares authorized and outstanding................             10.0             10.0
Additional paid-in capital..............................................................          1,714.9          1,714.9
Accumulated deficit.....................................................................           (143.0)           (79.8)
Accumulated other comprehensive income..................................................            118.2             71.5
                                                                                            ---------------  ---------------
TOTAL STOCKHOLDER'S EQUITY..............................................................          1,700.1          1,716.6
                                                                                            ---------------  ---------------
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY...........................      $  25,695.0      $  24,140.5
                                                                                            ===============  ===============

The accompanying notes are an integral part of these financial statements.

                                                   PHOENIX LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND CHANGES IN STOCKHOLDER'S EQUITY
                                                       ($ amounts in millions)
                                         SIX MONTHS ENDED JUNE 30, 2003 AND 2002 (UNAUDITED)

                                                                                                 2003             2002
                                                                                            ---------------  ---------------

REVENUES:
Premiums................................................................................      $     494.6      $     516.8
Insurance and investment product fees...................................................            135.3            125.3
Investment income, net of expenses......................................................            536.0            443.6
Net realized investment losses..........................................................           (116.9)           (63.3)
                                                                                            ---------------  ---------------
TOTAL REVENUES..........................................................................          1,049.0          1,022.4
                                                                                            ---------------  ---------------

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends.......................................            699.2            672.4
Policyholder dividends..................................................................            210.7            181.7
Policy acquisition cost amortization....................................................             53.9              0.5
Intangible asset amortization...........................................................             --               --
Interest expense........................................................................              6.1              6.1
Other operating expenses................................................................            121.9            147.9
                                                                                            ---------------  ---------------
TOTAL BENEFITS AND EXPENSES.............................................................          1,091.8          1,008.6
                                                                                            ---------------  ---------------
Loss before income taxes and minority interest..........................................            (42.8)            13.8
Applicable income tax benefit...........................................................            (24.5)            (1.4)
                                                                                            ---------------  ---------------
Loss before minority interest...........................................................            (18.3)            15.2
Minority interest in net income of consolidated subsidiaries............................             (0.4)            --
                                                                                            ---------------  ---------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE.............................            (18.7)            15.2
Cumulative effect of accounting change for goodwill and other intangible assets.........             --              (10.3)
                                                                                            ---------------  ---------------
NET LOSS ...............................................................................      $     (18.7)     $       4.9
                                                                                            ===============  ===============

COMPREHENSIVE INCOME:
NET LOSS................................................................................      $     (18.7)     $       4.9
                                                                                            ---------------  ---------------
Net unrealized investment gains.........................................................             42.1             43.2
Net unrealized foreign currency translation adjustment..................................              4.6             (5.1)
Net unrealized derivative instruments gains (losses)....................................             --                1.3
                                                                                            ---------------  ---------------
OTHER COMPREHENSIVE INCOME..............................................................             46.7             39.4
                                                                                            ---------------  ---------------
COMPREHENSIVE INCOME....................................................................      $      28.0      $      44.3
                                                                                            ===============  ===============

STOCKHOLDER'S EQUITY:
Stockholder's equity, beginning of year.................................................      $   1,716.6      $   1,832.1
Comprehensive income ...................................................................             28.0             44.3
Dividend paid...........................................................................            (44.5)          (113.8)
                                                                                            ---------------  ---------------
STOCKHOLDER'S EQUITY, END OF YEAR.......................................................      $   1,700.1      $   1,762.6
                                                                                            ===============  ===============


The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             ($ amounts in millions)
               Six Months Ended June 30, 2003 and 2002 (unaudited)

                                                                                                 2003             2002
                                                                                            ---------------  ---------------
 OPERATING ACTIVITIES:
 Loss from continuing operations........................................................      $     (18.7)     $       4.9
 Net realized investment losses.........................................................            116.9             63.3
 Amortization and depreciation..........................................................              7.0              7.5
 Investment income (loss)...............................................................            (67.7)            13.7
 Deferred income taxes (benefit)........................................................            (31.6)            23.5
 (Decrease) increase in receivables.....................................................             13.5            (41.2)
 Increase in Deferred policy acquisition costs increase.................................            (46.7)          (112.2)
 Increase in policy liabilities and accruals............................................            199.9            191.9
 Other assets and other liabilities net change..........................................             (7.0)           (35.9)
                                                                                            ---------------  ---------------
 Cash from continuing operations........................................................            165.6            115.5
 Discontinued operations, net...........................................................            (45.0)           (74.2)
                                                                                            ---------------  ---------------
 CASH FROM OPERATING ACTIVITIES.........................................................            120.6             41.3
                                                                                            ---------------  ---------------

INVESTING ACTIVITIES:
Investment purchases....................................................................         (3,103.6)        (2,291.0)
Investment sales, repayments and maturities.............................................          2,297.6          1,412.6
Premises and equipment additions........................................................             (5.5)            (7.1)
Discontinued operations, net............................................................             (6.7)            35.5
                                                                                            ---------------  ---------------
CASH FOR INVESTING ACTIVITIES...........................................................           (818.2)          (850.0)
                                                                                            ---------------  ---------------

 FINANCING ACTIVITIES:
 Policyholder deposit fund receipts, net ...............................................            348.7            856.8
 Common stock dividends paid ...........................................................            (44.5)           (66.9)
 Other financing activities ............................................................             --               (0.1)
                                                                                            ---------------  ---------------
 CASH FROM FINANCING ACTIVITIES.........................................................            304.2            789.8
                                                                                            ---------------  ---------------
 CHANGE IN CASH AND CASH EQUIVALENTS....................................................           (393.4)           (18.9)
 Cash and cash equivalents, beginning of year...........................................            970.8            547.9
                                                                                            ---------------  ---------------
 CASH AND CASH EQUIVALENTS, END OF YEAR.................................................      $     577.4      $     529.0
                                                                                            ===============  ===============


The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
               SIX MONTHS ENDED JUNE 30, 2003 AND 2002 (UNAUDITED)

1. ORGANIZATION AND OPERATIONS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. Also, we have reclassified amounts for 2002 to conform with 2003 presentations.

We have prepared these financial statements in accordance with generally accepted accounting principles (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of goodwill and other intangible assets, investments in debt and equity securities, venture capital partnerships and affiliates and accruals for contingent liabilities. Our significant accounting policies are presented in the notes to our 2002 audited financial statements.

Our interim financial statements for the six months ended June 30, 2003, do not include all of the information required by GAAP for annual financial statements. In our opinion, we have included all adjustments, consisting of normal, recurring adjustments, considered necessary for a fair statement of the results for the interim periods. Operating results for the interim period in 2003 are not necessarily indicative of the results that may be expected for the year 2003. These unaudited financial statements should be read in conjunction with our 2002 audited financial statements.

In December 1999, we began the process of reorganizing and demutualizing our then principal operating company, Phoenix Home Life Mutual Insurance Company (Phoenix Home Life). We completed the process in June 2001, when all policyholder membership interests in the mutual company were extinguished and eligible policyholders of the mutual company received shares of common stock, $28.8 of cash and $12.7 of policy credits as compensation. Phoenix Home Life's retained earnings immediately following the demutualization (net of cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital valued at $1,722.0. To protect the future dividends of these policyholders, we also established a closed block for their existing policies, which we describe in
Note 2.

ACCOUNTING CHANGES

Goodwill and Other Intangible Assets: In the first quarter of 2002, we adopted a new accounting standard for goodwill and other intangible assets, including amounts reflected in our carrying value of equity-method investments. Under this new standard, we discontinued recording amortization expense on goodwill and other intangible assets with indefinite lives, but we continue recording amortization expense for those assets with definite estimated lives.

Variable Interest Entities: In the third quarter of 2003, we will adopt a new standard interpretation for the consolidation of variable interest entities. Variable interest entities are required to be consolidated by their primary beneficiaries if they do not effectively disperse risks among all parties involved. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests.

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may hold interests in those entities. We serve as the investment advisor to eight collateralized bond obligations (CBOs) that were motivated by bond market arbitrage opportunities. We currently consolidate three of these CBOs. The eight CBOs have aggregate assets of $3 billion that are invested in a variety of fixed income securities and purchased from third parties. The CBOs reside in bankruptcy remote special purpose entities in which we neither provide recourse or guarantees. Our exposure under the new standard stems from our debt and equity investments in these CBOs in which affiliates earn advisory fees to manage the CBO portfolios. Our maximum exposure to loss with respect to the CBOs was $86.1 million at year-end 2002 and $75.7 million at June 30, 2003.

We are still evaluating the effect of the adoption on our consolidation practices, however, we currently believe that adoption of this standard interpretation will not be material to our consolidated financial statements

2. LIFE AND ANNUITY ACTIVITIES

DEFERRED POLICY ACQUISITION COSTS

In the first quarter 2002, we revised the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a decrease in deferred policy acquisition cost amortization of $22.1 million ($14.4 million after income taxes).

The activity in deferred policy acquisition costs for the six month periods ended June 30, 2003 and 2002 follows ($ amounts in millions):

                                                                                                 2003             2002
                                                                                            ---------------  ---------------

Acquisition costs deferred..............................................................      $     100.6      $     112.6
Costs amortized to expenses:
  Recurring costs related to income ....................................................            (52.2)           (27.0)
  (Cost) credit related to realized investment gains or losses..........................             (1.7)             4.4
  Change in actuarial assumption........................................................              --              22.1
Offsets to net unrealized investment gains or losses
  included in other comprehensive income................................................            (32.8)           (23.7)
                                                                                            ---------------   --------------
Change in deferred policy acquisition costs.............................................             13.9             88.4
Deferred policy acquisition costs, beginning of period..................................          1,201.8          1,123.7
                                                                                            ---------------   --------------
DEFERRED POLICY ACQUISITION COSTS, END OF PERIOD........................................      $   1,215.7      $   1,212.1
                                                                                            ===============   ==============

POLICY LIABILITIES AND ACCRUALS

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and investment earnings on their fund balances, which range from 4.0% to 6.25% at June 30, 2003 and 4.0% to 7.0% at year-end 2002, less administrative and mortality charges.

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 1.1% to 12.3% at June 30, 2003 and 1.6% to 12.3% at year-end 2002, less administrative charges.

PARTICIPATING LIFE INSURANCE

Participating life insurance in-force was 42.4% and 45.5% of the face value of total individual life insurance in-force at June 30, 2003 and year-end 2002, respectively. The premiums on participating life insurance policies were 70.0% and 70.5% of total individual life insurance premiums for the three months ended June 30, 2003 and 2002, respectively, and 69.4% and 69.5% of total individual life insurance premiums for the six months ended June 30, 2003 and 2002, respectively.

FUNDS UNDER MANAGEMENT

Activity in annuity funds under management for the six month periods ended June 30, 2003 and 2002 follows ($ amounts in millions):

                                                                                                 2003              2002
                                                                                            ---------------  ---------------

Deposits................................................................................      $     803.1      $   1,236.4
Performance.............................................................................            371.6           (220.4)
Fees....................................................................................            (26.9)           (31.6)
Benefits and surrenders.................................................................           (462.3)          (332.6)
                                                                                            ---------------  ---------------
Change in funds under management........................................................            685.5            651.8
Funds under management, beginning of period.............................................          5,833.4          4,749.1
                                                                                            ---------------  ---------------
FUNDS UNDER MANAGEMENT, END OF PERIOD...................................................       $  6,518.9      $   5,400.9
                                                                                            ===============  ===============

CLOSED BLOCK

Summarized information on closed block assets and liabilities at June 30, 2003, year-end 2002 and inception (December 31, 1999) and closed block revenues and expenses and changes in the policyholder dividend obligation, all for the cumulative period from inception to June 30, 2003 and the six month periods ended June 30, 2003 and 2002, follow ($ amounts in millions):

                                                                               2003              2002          INCEPTION
                                                                          ----------------  ---------------  ---------------

Debt securities........................................................     $  6,913.1        $   6,431.1       $  4,773.1
Policy loans...........................................................        1,399.2            1,399.0          1,380.0
Mortgage loans.........................................................          285.7              373.2            399.0
Venture capital partnerships...........................................           33.3                0.8             --
Other invested assets..................................................           44.3               --               --
                                                                          ----------------  ---------------  ---------------
Total closed block investments.........................................        8,675.6            8,204.1          6,552.1
Cash and cash equivalents..............................................           94.6              187.1             --
Accrued investment income..............................................          119.3              110.9            106.8
Receivables............................................................           40.9               42.1             35.2
Deferred income taxes..................................................          403.1              402.7            389.4
Other closed block assets..............................................           32.6               45.2              6.2
                                                                          ----------------  ---------------  ---------------
TOTAL CLOSED BLOCK ASSETS..............................................        9,366.1            8,992.1          7,089.7
                                                                          ----------------  ---------------  ---------------
Policy liabilities and accruals........................................        9,573.5            9,449.0          8,301.7
Policyholder dividends payable.........................................          382.3              363.4            325.1
Policyholder dividend obligation.......................................          715.7              547.3             --
Other closed block liabilities.........................................           68.0               24.2             12.3
                                                                          ----------------  ---------------  ---------------
TOTAL CLOSED BLOCK LIABILITIES.........................................       10,739.5           10,383.9          8,639.1
                                                                          ----------------  ---------------  ---------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS............     $  1,373.4        $   1,391.8       $  1,549.4
                                                                          ================  ===============  ===============

                                                                             CUMULATIVE          2003             2002
                                                                          ----------------  ---------------  ---------------

Premiums...............................................................     $  3,716.2        $     478.2      $     499.4
Net investment income .................................................        1,924.7              286.6            279.8
Net realized investment losses.........................................          (82.6)              (2.9)           (49.3)
                                                                          ----------------  ---------------  ---------------
TOTAL REVENUES.........................................................        5,558.3              761.9            729.9
                                                                          ----------------  ---------------  ---------------
Policy benefits, excluding dividends...................................        3,811.4              508.9            514.4
Other operating expenses...............................................           44.1                5.1              5.3
                                                                          ----------------  ---------------  ---------------
Total benefits and expenses, excluding policyholder dividends..........        3,855.5              514.0            519.7
                                                                          ----------------  ---------------  ---------------
Closed block contribution to income before dividends and income taxes..        1,702.8              247.9            210.2
POLICYHOLDER DIVIDENDS.................................................        1,387.4              210.5            181.3
                                                                          ----------------  ---------------  ---------------
Closed block contribution to income before income taxes................          315.4               37.4             28.9
Applicable income taxes................................................          110.8               13.1             10.1
                                                                          ----------------  ---------------  ---------------
CLOSED BLOCK CONTRIBUTION TO INCOME....................................     $    204.6        $      24.3      $      18.8
                                                                          ================  ===============  ===============

Policyholder dividends provided through earnings.......................     $  1,387.4        $     210.5      $     181.3
Policyholder dividends provided through other comprehensive income.....          533.2              163.8            128.6
                                                                          ----------------  ---------------  ---------------
ADDITIONS TO POLICYHOLDER DIVIDEND LIABILITIES.........................        1,920.6              374.3            309.9
POLICYHOLDER DIVIDENDS PAID............................................       (1,147.7)            (187.0)          (182.1)
                                                                          ----------------  ---------------  ---------------
Increase in policyholder dividend liabilities..........................          772.9              187.3            127.8
Policyholder dividend liabilities, beginning of period.................          325.1              910.7            524.5
                                                                          ----------------  ---------------  ---------------
Policyholder dividend liabilities, end of period.......................        1,098.0            1,098.0            652.3
Policyholder dividends payable, end of period..........................          382.3              382.3            372.2
                                                                          ----------------  ---------------  ---------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD........................     $    715.7        $     715.7      $     280.1
                                                                          ================  ===============  ===============

3. INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

Fair value and cost of our debt securities at June 30, 2003 and year-end 2002 follow ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

U.S. government and agency...........................     $      629.2      $      591.9      $     461.6      $     431.3
State and political subdivision......................            602.8             536.1            534.7            481.9
Foreign government...................................            214.8             193.5            183.9            168.4
Corporate............................................          6,373.7           5,834.0          5,480.6          5,135.2
Mortgage-backed......................................          3,308.7           3,089.1          3,099.9          2,901.9
Other asset-backed...................................          2,066.4           2,042.0          2,128.8          2,122.1
                                                         ---------------   ---------------  ---------------  ---------------
DEBT SECURITIES......................................     $   13,195.6      $   12,286.6      $  11,889.5      $  11,240.8
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block...............     $    6,913.1      $    6,271.5      $   6,431.1      $   5,952.9
                                                         ===============   ===============  ===============  ===============

Fair value and cost of our equity securities at June 30, 2003 and year-end 2002 follow ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

GE Life and Annuity Assurance and
  GE Group Life Assurance common stock.................         81.0              50.4             60.5             50.4
PXRE Group common stock................................         22.4               9.4             27.7              9.4
Hilb, Rogal and Hamilton (HRH) common stock............         --                --               11.1              2.6
Other equity securities................................        102.9              94.4            157.6            151.2
                                                         ---------------   ---------------  ---------------  ---------------
EQUITY SECURITIES......................................   $    206.3        $    154.2        $   256.9        $   213.6
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block.................   $     --          $     --          $    --          $    --
                                                         ===============   ===============  ===============  ===============

Gross and net unrealized gains and losses from debt and equity securities at June 30, 2003 and year-end 2002 follow ($ amounts in millions):

                                                                          2003                            2002
                                                             -------------------------------  ------------------------------
                                                                 GAINS            LOSSES          GAINS           LOSSES
                                                             --------------   --------------  --------------  --------------
U.S. government and agency...............................      $    37.6        $    (0.3)      $    30.5       $    (0.2)
State and political subdivision..........................           66.7             --              53.1            (0.3)
Foreign government.......................................           22.8             (1.5)           20.2            (4.7)
Corporate................................................          593.7            (54.0)          442.7           (97.3)
Mortgage-backed..........................................          221.0             (1.4)          198.5            (0.5)
Other asset-backed.......................................           86.5            (62.1)           85.0           (78.3)
                                                             --------------   --------------  --------------  --------------
Debt securities gains and losses.........................        1,028.3           (119.3)          830.0          (181.3)
                                                             ==============   ==============  ==============  ==============
DEBT SECURITIES NET GAINS................................      $   909.0             --         $   648.7            --
                                                             ==============                   ==============
Equity securities gains and losses.......................      $    55.7        $    (3.6)      $    58.7       $   (15.4)
                                                             ==============   ==============  ==============  ==============
EQUITY SECURITIES NET GAINS..............................      $    52.1                        $    43.3
                                                             ==============                   ==============

MORTGAGE LOANS

The carrying values of our investments in mortgage loans by property type at June 30, 2003 and year-end 2002 follow ($ amounts in millions):

                                                                                                 2003             2002
                                                                                            ---------------   -------------
PROPERTY TYPE:
Apartment buildings.......................................................................    $     131.9       $   159.0
Office buildings..........................................................................           80.6           131.5
Retail stores.............................................................................          119.6           151.5
Industrial buildings......................................................................           40.0            42.2
Other.....................................................................................            0.1             0.1
                                                                                            ---------------   -------------
Subtotal..................................................................................          372.2           484.3
Less: valuation allowances................................................................           18.7            15.5
                                                                                            ---------------   -------------
MORTGAGE LOANS............................................................................    $     353.5       $   468.8
                                                                                            ===============   =============

Amounts applicable to the closed block, at carrying value.................................    $     285.7       $   373.2
                                                                                            ===============   =============

VENTURE CAPITAL PARTNERSHIPS

The components of net investment income related to venture capital partnerships for the six month periods ended June 30, 2003 and 2002 follow ($ amounts in millions):

                                                                                               2003            2002
                                                                                          -------------   -------------

Net unrealized gains (losses) on partnership cash and stock distributions.............      $     1.5      $     (5.1)
Net unrealized gains (losses) on partnership investments..............................           37.7           (26.2)
Partnership operating expenses........................................................           (3.8)           (3.6)
                                                                                          -------------   -------------
NET INVESTMENT INCOME (LOSS)..........................................................      $    35.4      $    (34.9)
                                                                                          =============   =============

Amounts applicable to the closed block................................................      $     5.7      $     --
                                                                                          =============   =============
Amounts applicable to the venture capital segment.....................................      $    29.7      $    (34.9)
                                                                                          =============   =============

The effect of our adjusting estimated partnership results to actual results reflected in partnership financial statements was to increase net investment income by $33.8 million and $14.9 million for the six months ended June 30, 2003 and 2002, respectively.

Our investments in venture capital partnerships at June 30, 2003 and year-end 2002 by type of investment follow ($ amounts in millions):

                                                                                              2003            2002
                                                                                          -------------  -------------

Technology..............................................................................    $   41.8       $   25.0
Telecommunications......................................................................        16.0           10.2
Biotechnology...........................................................................        17.6           11.1
Health care.............................................................................         8.6            9.2
Consumer and business products and services.............................................        33.7           45.9
Financial services......................................................................        28.3           28.1
Other...................................................................................        35.9           50.6
                                                                                          -------------  -------------
Private holdings........................................................................       181.9          180.1
Public holdings.........................................................................        25.5           23.0
Cash and cash equivalents...............................................................        10.8           22.4
Other...................................................................................        18.9            3.1
                                                                                          -------------  -------------
VENTURE CAPITAL PARTNERSHIPS............................................................    $  237.1       $  228.6
                                                                                          =============  =============

Unfunded commitments....................................................................    $  132.7       $  154.7
                                                                                          =============  =============

Amounts applicable to the closed block:
Venture capital partnerships............................................................    $   33.3       $    0.8
                                                                                          =============  =============
Unfunded commitments....................................................................    $   46.8       $    3.4
                                                                                          =============  =============

Amounts applicable to venture capital segment:
Venture capital partnerships............................................................    $  203.8       $  227.8
                                                                                          =============  =============
Unfunded commitments....................................................................    $   85.9       $  151.3
                                                                                          =============  =============

Investment activity in venture capital partnerships for the six month periods ended June 30, 2003 and 2002 follows ($ amounts in millions):

                                                                                               2003           2002
                                                                                          -------------   ------------

Contributions.........................................................................      $   24.8       $   20.5
Equity in earnings of partnerships....................................................          35.4          (34.9)
Distributions.........................................................................         (11.3)         (15.5)
Proceeds from sale of partnership interests...........................................         (26.1)          --
Realized loss on sale of partnership interests........................................         (14.3)          --
                                                                                          -------------   ------------
Change in venture capital partnerships................................................           8.5          (29.9)
Venture capital partnership investments, beginning of period..........................         228.6          291.7
                                                                                          -------------   ------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF PERIOD................................      $  237.1       $  261.8
                                                                                          =============   ============

AFFILIATE EQUITY SECURITIES

As of June 30, 2003, we recorded an $89.1 million pre-tax, non-cash charge related to the other-than-temporary impairment of our equity investment in Aberdeen.

The fair value of our investment in Aberdeen common stock, based on the London Stock Exchange closing price at June 30, 2003 and year-end 2002, was $34.4 million and $43.6 million, respectively. The carrying value of our investment in Aberdeen on the equity method of accounting totaled $34.4 million and $119.3 million at June 30, 2003 and year-end 2002, respectively.

NET INVESTMENT INCOME

Sources of net investment income for the six month periods ended June 30, 2003 and 2002 follow ($ amounts in millions):

                                                                                               2003           2002
                                                                                          -------------   ------------

Debt securities.....................................................................        $  386.9       $  362.2
Equity securities...................................................................             1.2            1.7
Mortgage loans......................................................................            19.4           21.3
Venture capital partnerships........................................................            35.4          (34.9)
Affiliate equity securities.........................................................              .7            7.0
Policy loans........................................................................            85.2           84.8
Other investments...................................................................            12.4            7.3
Cash and cash equivalents...........................................................             4.4            3.9
                                                                                          -------------   ------------
Total investment income.............................................................           545.6          453.3
Less: investment expenses...........................................................             9.6            9.7
                                                                                          -------------   ------------
NET INVESTMENT INCOME...............................................................        $  536.0       $  443.6
                                                                                          =============   ============

Amounts applicable to the closed block..............................................        $  286.6       $  279.8
                                                                                          =============   ============

NET REALIZED INVESTMENT GAINS (LOSSES)

Sources and types of net realized investment gains (losses) for the six month periods ended June 30, 2003 and 2002 follow ($ amounts in millions):

                                                                                              2003            2002
                                                                                          -------------   ------------

Debt securities.....................................................................        $   (45.4)     $   (71.8)
Equity securities...................................................................             (1.1)          --
Mortgage loans......................................................................             (3.2)          --
Venture capital partnerships........................................................             (4.6)          --
Affiliate equity securities.........................................................            (96.9)          --
Other invested assets...............................................................             (9.9)          --
                                                                                          -------------   ------------
IMPAIRMENT LOSSES...................................................................           (161.1)         (71.8)
                                                                                          -------------   ------------
Debt securities gains...............................................................             70.4           38.5
Debt securities losses..............................................................            (23.8)         (24.5)
Equity securities gains.............................................................             15.6            2.8
Equity securities losses............................................................            (10.4)         (11.5)
Mortgage loans......................................................................             (0.8)          --
Venture capital partnerships........................................................             (9.7)          --
Other invested assets...............................................................              2.9            3.2
                                                                                          -------------   ------------
NET TRANSACTION GAINS (LOSSES)......................................................             44.2            8.5
                                                                                          -------------   ------------
NET REALIZED INVESTMENT LOSSES......................................................        $  (116.9)      $  (63.3)
                                                                                          =============   ============

Net realized investment losses......................................................        $  (116.9)      $  (63.3)
                                                                                          -------------   ------------
Applicable closed block policyholder dividend obligation (reduction).............                (1.0)         (45.2)
Applicable deferred acquisition costs (benefit).....................................              1.7           (4.4)
Applicable deferred income tax benefit..............................................            (46.0)          (4.8)
                                                                                          -------------   ------------
Offsets to realized investment losses...............................................            (45.3)         (54.4)
                                                                                          -------------   ------------
NET REALIZED INVESTMENT LOSSES INCLUDED IN NET INCOME...............................        $   (71.6)      $   (8.9)
                                                                                          =============   ============


UNREALIZED INVESTMENT GAINS (LOSSES)

Sources of net unrealized investment gains (losses) for the six month periods ended June 30, 2003 and 2002 follow ($ amounts in millions):

                                                                                          ----------------------------
                                                                                              2003             2002
                                                                                          -------------   ------------

Debt securities.....................................................................        $   260.3       $  181.4
Equity securities...................................................................              8.8           29.5
Other investments ..................................................................             (6.9)           4.7
                                                                                          -------------   ------------
NET UNREALIZED INVESTMENT GAINS.....................................................        $   262.2       $  215.6
                                                                                          =============   ============

Net unrealized investment gains.....................................................        $   262.2       $  215.6
                                                                                          -------------   ------------
Applicable closed block policyholder dividend obligation............................            163.8          128.6
Applicable deferred policy acquisition costs........................................             32.8           23.7
Applicable deferred income taxes....................................................             23.5           20.1
                                                                                          -------------   ------------
Offsets to net unrealized investment gains..........................................            220.1          172.4
                                                                                          -------------   ------------
NET UNREALIZED INVESTMENT GAINS INCLUDED IN OTHER COMPREHENSIVE INCOME..............        $    42.1       $   43.2
                                                                                          =============   ============


4. INDEBTEDNESS

Our surplus notes are due December 1, 2006. Interest payments are at an annual rate of 6.95%, require the prior approval of the Superintendent of Insurance of the State of New York (Superintendent) and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York insurance law. The notes have no early redemption provisions. New York insurance law provides that the notes are not part of the legal liabilities of Phoenix Life. The carrying value was $175.0 million at June 30, 2003 and year-end 2002, respectively. The fair value was $190.4 million and $182.5 million at June 30, 2003 and year-end 2002, respectively.

Interest expense on our indebtedness was $6.1 million for each of the six month periods ended June 30, 2003 and 2002, respectively.

5. CONTINGENT LIABILITIES

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under those contracts.

We have established reserves and reinsurance recoverables for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves and reinsurance recoverables are a net present value amount that is based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect under our finite aggregate excess-of-loss reinsurance (finite reinsurance) and other reinsurance to cover our losses and the likely legal and administrative costs of winding down the business.

Total reserves were $40.0 million and total reinsurance recoverable balances were $125.0 million as of June 30, 2003. In addition, in 1999 we purchased finite reinsurance to further protect us from unfavorable results from this discontinued business. The maximum coverage available from our finite reinsurance is currently $120.0 million. The amount of our total financial provisions as of June 30, 2003 was therefore $35.0 million, consisting of reserves, less reinsurance recoverable balances, plus the amount currently available from our finite reinsurance. We did not establish any additional reserves during the quarter ended June 30, 2003.

We expect our reserves and reinsurance to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, we expect to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes. Given the uncertainty associated with litigation and other dispute resolution proceedings, as described below, our estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is our opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on our financial position.

Unicover Managers, Inc.

A significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover organized and managed a group, or pool, of insurance companies (Unicover pool) and two other facilities (Unicover facilities), which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. We were a member of the Unicover pool but terminated our participation in the pool effective March 1, 1999.

We are involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, we are involved in several proceedings in which the pool members assert that they can deny coverage to certain insurers that claim that they purchased reinsurance coverage from the pool.

Further, we were, along with Sun Life Assurance of Canada (Sun Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, we joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, we and Sun Life sought to cancel our retrocession agreements on the grounds that material misstatements and nondisclosures were made to us about, among other things, the amount of risks we would be reinsuring. The arbitration proceeded only with respect to the Unicover pool because we, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000. In October 2002, the arbitration panel issued its decision that the agreement by which we provided retrocessional reinsurance to the pool was valid only to the extent of business bound or renewed to that agreement on or before August 31, 1998. This decision had the effect of granting us a substantial discount on our potential liabilities, because most of the business was bound or renewed to the agreement after August 31, 1998. In a clarification dated January 4, 2003, the arbitration panel confirmed its decision. A significant portion of our remaining potential liabilities as a retrocessionaire of the pool may be recovered from our retrocessionaires.

In one of the Unicover facilities' settlements, the Reliance facility settlement, of January 2000, we paid a settlement amount of $97.9 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $38.8 million of the amount we paid under the settlement. A significant portion of the remainder of the settlement payment may be recovered from certain of our other retrocessionaires.

In the other Unicover facilities' settlement, the Lincoln facility settlement, of March 2000 we paid a settlement amount of $11.6 million and were released from all of our obligations as a retrocessionaire of the facility. A significant portion of the settlement payment may be recovered from certain of our retrocessionaires

The likelihood of obtaining the additional recoveries from our retrocessionaires cannot be estimated with a reliable degree of certainty at this stage of our recovery efforts. This is due in part to the lack of sufficient claims information (which has resulted from disputes among ceding reinsurers leading to delayed processing, reporting blockages and standstill agreements among reinsurers) and in part to the matters discussed below under "Related Proceedings."

The amounts paid and results achieved in the above settlements and arbitration decision are reflected in our consolidated financial statements. As the amounts previously reserved for these matters were sufficient, we established no additional reserves with respect to these settlements and arbitration decision.

Related Proceedings

In our capacity as a retrocessionaire of the Unicover business, we had an extensive program of our own reinsurance in place to protect us from financial exposure to the risks we had assumed. Currently, we are involved in separate arbitration proceedings with two of our own retrocessionaires which are seeking on various grounds to avoid paying any amounts to us. Because the same retrocession program that covers our Unicover business covers a significant portion of our other remaining group accident and health reinsurance business, we could have additional material losses if one or more of our retrocessionaires successfully avoids its obligations.

With one of those retrocessionaires, we have three disputes. One concerns an agreement under which the retrocessionaire reinsures us for up to forty-five thousand dollars per loss in excess of a five thousand dollar retention. In June 2003, the arbitration panel issued its decision, which upheld in all material respects the retrocessional obligations to us. The decision is the subject of a pending appeal only with respect to the Unicover business. The other two disputes will not have a material effect on our reinsurance recoverable balances. As of

June 30, 2003, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $44.0 million, subject to further development.

The dispute with the other retrocessionaire, which seeks to avoid an excess-of-loss retrocession agreement, a surplus share retrocession agreement and a quota share retrocession agreement, is the subject of a pending arbitration that is scheduled for November, 2003. As of June 30, 2003, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $11.0 million, subject to further development.

We have entered into a standstill agreement with another retrocessionaire under which both parties have agreed not to commence any proceedings against the other without providing written notice within a specified period. The purpose of the agreement is to allow the parties to investigate the existence and extent of their contractual obligations to each other. As of June 30, 2003, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $28.0 million, subject to further development.

At this stage, we cannot predict the outcome of the above matters, nor can we estimate the amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers.) This applies with regard both to business related to Unicover and not related to Unicover.

Other Proceedings

Another set of disputes involves personal accident business that was reinsured in the mid-1990s in the London reinsurance market, in which we participated. These disputes involve multiple layers of reinsurance and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in litigation or arbitration in attempts to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and we believe that similar discussions will follow for the remaining years. Although we are vigorously defending our contractual rights, we are actively involved in the attempt to reach negotiated business solutions. At this stage, we cannot predict the outcome, nor can we estimate the amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers).

6. STATUTORY CAPITAL AND SURPLUS

Phoenix Life's statutory basis capital and surplus (including asset valuation reserve) decreased from $1,008.8 million at year-end 2002 to $997.3 million at June 30, 2003. Phoenix Life's statutory gain from operations was $39.9 million for the six month period ended June 30, 2003.

                                     PART C
                                OTHER INFORMATION

ITEM 27.  EXHIBITS

(a)   BOARD OF DIRECTORS RESOLUTION.

      Resolution of the Board of Directors of Phoenix Mutual establishing the Separate Account is incorporated by reference to Registrant's April 29, 1998 EDGAR filing on form S-6 (File No. 033-06793). [Accession Number 0000949377-98-000063]


(b)   CUSTODIAN AGREEMENTS.

      Not applicable.

(c)   UNDERWRITING CONTRACTS

      (1) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000 is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921). [Accession Number
          0000949377-03-000596]

      (2) Form of Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921). [Accession Number
          0000949377-03-000596]

(d)   CONTRACTS

      Version A:
      (1) Phoenix Corporate Edge - Flexible Premium Variable Universal Life Insurance Policy, Form Number V609 of Depositor, is incorporated by reference to Registrant's September 10, 1999 EDGAR filing on Form S-6 (File No. 333-86921). [Accession Number 0000949377-99-000323]

      Version B:
      (1) Phoenix Executive Benefit - Flexible Premium Variable Universal Life Insurance Policy, Form Number V607 of Depositor, Variable Policy Exchange Option Rider, Form VR35 of Depositor, and Flexible Term Insurance Rider, Form VR37 are incorporated by reference to Registrant's September 10, 1999 EDGAR filing on form S-6 (File No. 333-86921). [Accession Number 0000949377-99-000323]

      Version C:
      (1) Phoenix Executive VUL - Flexible Premium Variable Universal Life Insurance Policy, Form Number V614 of Depositor is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921). [Accession Number 0000949377-03-000596]
      (2) Term Rider, Form Number VR67 of Depositor is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921). [Accession Number 0000949377-03-000596]
      (3) Enhanced Surrender Value Rider, Form Number VR68 of Depositor is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921). [Accession Number 0000949377-03-000596]
      (4) Variable Policy Exchange Option Rider, Form Number VR35 of Depositor is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921). [Accession Number 0000949377-03-000596]
      (5) Alternative Delivery Endorsement is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921). [Accession Number 0000949377-03-000596]

(e)   APPLICATIONS

      Version A:
      Form of application for Corporate Edge is incorporated by reference to Registrant's September 10, 1999 EDGAR filing on Form S-6 (File No. 333-86921). [Accession Number 0000949377-99-000323]

      Version B:
      Form of application for Executive Benefit - VUL is incorporated by reference to Registrant's September 10, 1999 EDGAR filing on Form S-6 (File No. 333-86921). [Accession Number 0000949377-99-000323]

      Version C:
      (1) Master application is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921). [Accession Number 0000949377-03-000596]
      (2) Life Insurance Application is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921). [Accession Number 0000949377-03-000596]
      (3) Simplified Life Insurance Application is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921). [Accession Number 0000949377-03-000596]
      (4) Life Insurance Application is incorporated by reference to Registrant's July 15, 2003 EDGAR filing on Form N-6 (File No. 333-86921). [Accession Number 0000949377-03-000596]

(f)   DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BY-LAWS.

      Charter of Phoenix Home Life is incorporated by reference to Registrant's April 29, 1998 EDGAR filing on Form S-6 (File No. 03306793). [Accession Number 0000949377-98-000063]

      By-laws of Phoenix Home Life filed is incorporated by reference to Registrant's April 29, 1998 EDGAR filing on Form S-6 (File No. 03306793). [Accession Number 0000949377-98-000063]


(g)   REINSURANCE CONTRACTS.

      Not applicable.

(h)   PARTICIPATION AGREEMENTS.

      (1) Participation Agreement(s) between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust, filed via EDGAR with registrant's Pre-Effective Amendment No. 2 (File No. 333-86921) on March 10, 2000 and is incorporated herein by reference. [Accession Number 0000949377-00-000082]

      (2) Participation Agreement between Phoenix Home Life Mutual Insurance Company and Franklin Templeton Distributors, filed via EDGAR with registrant's Pre-Effective Amendment No. 2 (File No. 333-86921) on March 10, 2000 and is incorporated herein by reference. [Accession Number 0000949377-00-000082]

      (3) Participation Agreement among Phoenix Home Life Mutual Insurance Company and Federated Securities Corp, filed via EDGAR with registrant's Pre-Effective Amendment No. 2 (File No. 333-86921) on March 10, 2000 and is incorporated herein by reference. [Accession Number 0000949377-00-000082]

      (4) Participation Agreement among Phoenix Home Life Mutual Insurance Company and Bankers Trust Company, filed via EDGAR with registrant's Pre-Effective Amendment No. 2 (File No. 333-86921) on March 10, 2000 and is incorporated herein by reference. [Accession Number 0000949377-00-000082]

      (5) Participation Agreement among Phoenix Home Life Mutual Insurance Company and Morgan Stanley Dean Witter Universal Funds, Inc., filed via EDGAR with registrant's Pre-Effective Amendment No. 2 (File No. 333-86921) on March 10, 2000 and is incorporated herein by reference. [Accession Number 0000949377-00-000082]

      (6) Participation agreement among Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated, is incorporated by reference to Registrant's EDGAR filing on form S-6 (File No. 033-06793) on April 30, 2002. [Accession Number 0000949377-02-000246]

      (7) Participation agreement among Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation, is incorporated by reference to Registrant's EDGAR filing on form S-6 (File No. 033-06793) on April 30, 2002. [Accession Number 0000949377-02-000246]

      (8) Participation agreement among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc., is incorporated by reference to Registrant's EDGAR filing on form S-6 (File No. 033-06793) on April 30, 2002. [Accession Number 0000949377-02-000246]

      (9) Participation agreement among Phoenix Life Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc. is incorporated by reference to Registrant's May 30, 2003 Edgar filing on Form N-6. [Accession Number 0000949377-03-000482].

(i)   ADMINISTRATIVE CONTRACTS.

      Form of Administrative Services Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company dated November 12, 2002 is incorporated by reference to Registrant's February 26, 2003 Edgar filing on Form N-6, [Accession Number 0000949377-03-000088].

(j)   OTHER MATERIAL CONTRACTS.

      Not applicable.

(k)   LEGAL OPINION.

      (1) Opinion and Consent of Counsel.

(l)   ACTUARIAL OPINION.

      Not applicable.

(m)   CALCULATION.

      Not applicable.

(n)   OTHER OPINIONS.

      (1) Consent of Independent Accountants.

      (2) Opinion and Consent of Brian A. Giantonio, Vice President, Tax and ERISA Counsel.

      (3) Opinion and Consent of Joseph P. DeCresce, Esq.

(o)   OMITTED FINANCIAL STATEMENTS.

      Not applicable.

(p)   INITIAL CAPITAL AGREEMENTS.

      Not applicable.

(q)   REDEEMABILITY EXEMPTION.

      Not applicable.


ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.

           ----------------------------------------------------------------------------------------------------------
           Name and Principal Business Address             Positions and Offices with Depositor
           ----------------------------------------------------------------------------------------------------------
           Sal H. Alfiero                                  Director
           Protective Industries LLC
           Buffalo, NY
           ----------------------------------------------------------------------------------------------------------
           Peter C. Browning                               Director
           Dean, McColl Business School
           Charlotte, NC
           ----------------------------------------------------------------------------------------------------------
           Arthur P. Byrne                                 Director
           J.W. Childs Associates
           Boston, MA
           ----------------------------------------------------------------------------------------------------------
           Sanford Cloud, Jr.                              Director
           The National Conference for Community and
           Justice
           New York, NY
           ----------------------------------------------------------------------------------------------------------
           Richard N. Cooper                               Director
           Center for International Affairs
           Harvard University
           Cambridge, MA
           ----------------------------------------------------------------------------------------------------------
           Gordon J. Davis, Esq.                           Director
           LeBoeuf, Lamb, Greene & Macrse, LLP
           New York, NY
           ----------------------------------------------------------------------------------------------------------
           Ann Maynard Gray                                Director
           ----------------------------------------------------------------------------------------------------------
           John E. Haire                                   Director
           Time, Inc.
           New York, NY
           ----------------------------------------------------------------------------------------------------------
           Jerry J. Jasinowski                             Director
           National Association of Manufacturers
           Washington, D.C.
           ----------------------------------------------------------------------------------------------------------
           Thomas S. Johnson                               Director
           Greenpoint Financial Corporation
           New York, NY
           ----------------------------------------------------------------------------------------------------------
           Marilyn E. LaMarche                             Director
           Lazard Freres & Co. LLC
           New York, NY
           ----------------------------------------------------------------------------------------------------------
           Robert G. Wilson                                Director
           ----------------------------------------------------------------------------------------------------------
           Dona D. Young*                                  Director, Chairman of the Board, Chief Executive
                                                           Officer, and President
           ----------------------------------------------------------------------------------------------------------
           Michael J. Gilotti***                           Executive Vice President
           ----------------------------------------------------------------------------------------------------------
           Michael E. Haylon**                             Executive Vice President and Chief Investment Officer
           ----------------------------------------------------------------------------------------------------------
           Tracy L. Rich*                                  Executive Vice President and General Counsel
           ----------------------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------------------------------
           Name and Principal Business Address             Positions and Offices with Depositor
           ----------------------------------------------------------------------------------------------------------
           Coleman D. Ross*                                Executive Vice President and Chief Financial Officer
           ----------------------------------------------------------------------------------------------------------
           Sue A. Collins*                                 Executive Vice President
           ----------------------------------------------------------------------------------------------------------
           John H. Beers*                                  Vice President and Secretary
           ----------------------------------------------------------------------------------------------------------
           Katherine P. Cody*                              Second Vice President and Treasurer
           ----------------------------------------------------------------------------------------------------------

           * The principal business address of this individual is One American Row, Hartford, CT
           ** The principal business address of this individual is 56 Prospect Street, Hartford, CT
           *** The principal business address of this individual is 38 Prospect
               Street, Hartford, CT.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


                                                   -------------------------------
                                                   The Phoenix Companies, Inc. (7)
                                                   DE (3/9/2000)
                                                   -------------------------------
                                                                |
          ------------------------------------------------------------------------------------------------------
          |                                                                                                    |
---------------------                                                                                 ------------------
Phoenix Life                                                                                          Phoenix
Insurance                                                                                             Investment
Company (1,2,3,7,8 +)                                                                                 Management
NY (5/1/1851)                                                                                         Company, Inc. (8)
---------------------                                                                                 CT (12/28/2000)
          |                                                                                           -------------------
          ----------------------------------------------                                                      |
          |                                            |                                                      |
          |                       ------------------------------------------------                            |
          |                       |                    |                         |                            |
 ----------------------   --------------------   ----------------------   -------------------        -------------------
 PM Holdings,              Phoenix Life           Phoenix Life             Separate                  Phoenix
 Inc. (8)                  Variable               Variable                 Accounts B, C,            Investment
 CT (1/18/1981)            Accumulation           Universal Life           and D (3) (++)            Partners, Ltd. (8)
                           Account (1) (++)       Account (2) (++)         NY (7/1/1992)             DE (10/4/1988)
                           NY (6/21/1982)         NY (6/17/1985)
 ----------------------   --------------------   ----------------------   -------------------        -------------------
          |                       |                        |                      |                           |
          |                       -------------------------------------------------                           |
          |                                                                       |                           |
          |------------------------------------------------                       |                           |
          |                       |                       |                       |                           |
 -----------------------   --------------------   ---------------------    -----------------                  |
 Phoenix                   PHL Variable           Phoenix Life and         The Phoenix                        |
 Variable                  Insurance              Annuity                  Edge Series                        |
 Advisors, Inc. (8)        Company (4,5,7,8 +)    Company (6,7,8 +)        Fund                               |
 DE (6/27/1995)            CT (7/15/1981)         CT (7/1/1996)            MA (2/18/1986)                     |
 -----------------------   --------------------   ---------------------    -----------------                  |
                                   |                      |                      |                            |
           ------------------------|                      |                      |                  |------------------|
           |                       |                      |                      |                  |                  |
 -----------------------   --------------------   ---------------------          |          ------------------- -------------------
 PHL Variable              PHLVIC                 Phoenix Life                   |          Phoenix Equity      Duff & Phelps
 Accumulation              Variable               and Annuity                    |          Planning            Investment
 Account (4) (++)          Universal Life         Variable                       |          Corporation (7,8)   Management
 CT (12/7/1994)            Account (5) (++)       Universal Life                 |          CT (7/6/1968)       Co.(8)
                           CT (9/10/1998)         Account (6) (++)               |                              IL (6/27/1979)
                                                  CT (7/1/1996)                  |          ------------------- -------------------
 -----------------------   --------------------   ---------------------          |                  |
           |                       |                      |                      |          ------------------
           |                       |                      |----------------------|          Phoenix
           |                       |                                             |          Investment
           -----------------------------------------------------------------------          Counsel, Inc. (8)
                                                                                            MA (3/7/1969)
                                                                                            ------------------

---------------------------
1 - Depositor & Registrant
2 - Depositor & Registrant
3 - Depositor & Registrant
4 - Depositor & Registrant
5 - Depositor & Registrant
6 - Depositor & Registrant
7 - Files separate financial statements
8 - Files as part of consolidated statement
+ - Depositor
++ - Registrant


ITEM 30. INDEMNIFICATION

Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

Article VI Section 6.1 of the By-laws of the Company provides that "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person's testator or intestate:

(1) is or was a Director, officer or employees of the Company; or

(2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a Director, officer or employee of the Company.

against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITERS.

1. Phoenix Equity Planning Corporation ("PEPCO")

     (a) PEPCO currently distributes securities of the Phoenix Duff & Phelps Funds, Phoenix Funds, PHLVIC Variable Universal Life Account, Phoenix Life Variable Accumulation Account and Phoenix Life and Annuity Variable Universal Life Account in addition to those of the Registrant.

     (b) Directors and Executive Officers of PEPCO

         NAME AND PRINCIPAL          POSITIONS AND OFFICES
         BUSINESS ADDRESS            WITH UNDERWRITER
         ----------------            ----------------
         Stephen D. Gresham*         Chairman of the Board and Chief Sales and Marketing Officer
         Michael E. Haylon*          Director
         William R. Moyer*           Director, Executive Vice President, Chief Financial Officer and Treasurer
         John F. Sharry*             President
         John H. Beers**             Vice President and Secretary

         * The business address of this individual is 56 Prospect Street, Hartford, CT
         ** The business address of this individual is One American Row, Hartford, CT

     (c) Compensation received by PEPCO during Registrant's last fiscal year:

         NAME OF                     NET UNDERWRITING              COMPENSATION          BROKERAGE
         PRINCIPAL UNDERWRITER       DISCOUNTS AND COMMISSIONS     ON REDEMPTION         COMMISSIONS      COMPENSATION
         ---------------------       -------------------------     -------------         -----------      ------------
         PEPCO                                 $0                        0                    0                 0


ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the administrative offices of Phoenix Life Insurance Company located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083 and 101 Munson Street, Greenfield, Massachusetts 01302.

ITEM 33.  MANAGEMENT SERVICES.

Not applicable.

ITEM 34.  FEE REPRESENTATION.

Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Variable Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Life Variable Universal Life Account certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485 of the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 18th day of September, 2003.

                           PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    ------------------------------------------------------------
                                           (Registrant)

               By:                 PHOENIX LIFE INSURANCE COMPANY
                    ------------------------------------------------------------
                                           (Depositor)

               By:
                    ------------------------------------------------------------
                                  *Dona D. Young, President and
                                     Chief Executive Officer



       ATTEST:               /s/John H. Beers
                -------------------------------------------
                    John H. Beers, Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of September, 2003.

               SIGNATURE                     TITLE
               ---------                     -----

                                             Director
---------------------------------------
            *Sal H. Alfiero

                                             Director
---------------------------------------
           *Peter C. Browning

                                             Director
---------------------------------------
            *Arthur P. Byrne

                                             Director
---------------------------------------
          *Sanford Cloud, Jr.

                                             Director
---------------------------------------
           *Richard N. Cooper

                                             Director
---------------------------------------
            *Gordon J. Davis

                                             Director
---------------------------------------
           *Ann Maynard Gray

                                             Director
---------------------------------------
             *John E. Haire

                                             Director
---------------------------------------
          *Jerry J. Jasinowski

                                             Director
---------------------------------------
           *Thomas S. Johnson

                                             Director
---------------------------------------
          *Marilyn E. LaMarche

                                             Director
---------------------------------------
          *Robert G. Wilson

                                             Director, Chairman of the Board
---------------------------------------      President and Chief Executive
            *Dona D. Young                   Officer


By: /s/ Richard J. Wirth
    --------------------

*Richard J. Wirth as Attorney-in-Fact pursuant to Powers of Attorney incorporated by reference to Registrant's August 9, 2002 EDGAR filing on Form S-6 (File No. 333-86921). [Accession Number 0000949377-02-000477]














                                      S-2